FILE NO.  33-86102
                                                              FILE NO.  811-8852
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 14          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No.  15                (X)
                                   ---------
                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
( ) on (date) pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
(X) on July 1, 2001 pursuant to paragraph (a) of Rule 485

If appropiate, check the following box:

( ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                    John Hancock
                                                                    Equity Funds


                                                                      Prospectus
                                                                    July 1, 2001


--------------------------------------------------------------------------------

                                                                   Balanced Fund
                                                                Core Equity Fund
                                                                Core Growth Fund
                                                                 Core Value Fund
                                                     Focused Relative Value Fund
                                                              Growth Trends Fund
                                                           Large Cap Growth Fund
                                                            Large Cap Value Fund
                                                             Mid Cap Growth Fund
                                                           Multi Cap Growth Fund
                                                           Small Cap Growth Fund
                                                            Small Cap Value Fund
                                                        Sovereign Investors Fund

EQTPN 7/01
Draft 4/19/01

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                   [LOGO](R)
                                                              ------------------
                                                              JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary          Balanced Fund                                  4
of goals, strategies, risks,    Core Equity Fund                               6
performance and expenses.       Core Growth Fund                               8
                                Core Value Fund                               10
                                Focused Relative Value Fund                   12
                                Growth Trends Fund                            14
                                Large Cap Growth Fund                         16
                                Large Cap Value Fund                          18
                                Mid Cap Growth Fund                           20
                                Multi Cap Growth Fund                         22
                                Small Cap Growth Fund                         24
                                Small Cap Value Fund                          26
                                Sovereign Investors Fund                      28

Policies and instructions for   Your account
opening, maintaining and        Choosing a share class                        30
closing an account in any       How sales charges are calculated              30
equity fund.                    Sales charge reductions and waivers           31
                                Opening an account                            32
                                Buying shares                                 33
                                Selling shares                                34
                                Transaction policies                          36
                                Dividends and account policies                36
                                Additional investor services                  37

Further information on the      Fund details
equity funds.                   Business structure                            38
                                Financial highlights                          39

                                For more information                  back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK EQUITY FUNDS

These funds seek long-term growth by investing primarily in common stocks. However, the Balanced Fund also makes significant investments in fixed-income securities. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     have longer time horizons

o     want to diversify their portfolios

o     are seeking funds for the equity portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Equity funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock equity funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities.

At least 75% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the fund's stock portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.

At least 25% of assets will be invested in senior debt securities. The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short- term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined fund team in 1994
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
 Terker & Co. (1984-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                  1993    1994    1995    1996    1997    1998    1999    2000
                 11.38%  -3.51%  24.22%  12.13%  20.79%  14.01%   3.89%  -1.83%

2001 total return as of March 31: -5.49%
Best quarter: Q4 '98, 11.40% Worst quarter: Q3 `99, -4.89%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                               Life of     Life of     Life of
                          1 year     5 year    Class A     Class B     Class C
Class A - began 10/5/92   -6.74%     8.39%     9.07%       --          --
Class B - began 10/5/92   -7.14%     8.49%     --          9.01%       --
Class C - began 5/1/99    -4.39%     --        --          --          -2.80%
Index                     -9.10%     18.33%    17.61%      17.61%      0.53%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium- capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.60%        0.60%        0.60%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.41%        0.41%        0.41%
Total fund operating expenses                1.31%        2.01%        2.01%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $627         $894         $1,182       $2,000
Class B - with redemption       $704         $930         $1,283       $2,157
        - without redemption    $204         $630         $1,083       $2,157
Class C - with redemption       $401         $724         $1,172       $2,414
        - without redemption    $302         $724         $1,172       $2,414

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            SVBAX
CUSIP             47803P104
Newspaper         BalA
SEC number        811-0560
JH fund number    36

Class B
---------------------------------------
Ticker            SVBBX
CUSIP             47803P203
Newspaper         BalB
SEC number        811-0560
JH fund number    136

Class C
---------------------------------------
Ticker            --
CUSIP             47803P708
Newspaper         --
SEC number        811-0560
JH fund number    536

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the Standard & Poor's 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
---------------------------------------
Team responsible for day-to-day
 investment management
A subsidiary of John Hancock Financial
 Services, Inc.
Founded in 1982
Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
          1992    1993    1994    1995    1996     1997    1998    1999    2000
          9.01%  16.12%  -2.14%  37.20%  21.24%   29.19%  28.84%  12.37%  -7.75%

2001 total return as of March 31: -10.41%
Best quarter: Q4 '98, 24.17% Worst quarter: Q3 `98, -12.75%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                Life of    Life of     Life of
                          1 year     5 year     Class A    Class B     Class C
Class A - began 6/10/91   -12.37%    14.73%     14.56%     --          --
Class B - began 9/7/95    -12.81%    14.89%     --         15.75%      --
Class C - began 5/1/98    -10.18%    --         --         --          3.92%
Index                     -9.10%     18.33%     16.44%     19.03%      8.03%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.74%        0.74%        0.74%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.37%        0.37%        0.37%
Total fund operating expenses                1.41%        2.11%        2.11%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $636         $924         $1,233       $2,106
Class B - with redemption       $714         $961         $1,334       $2,263
        - without redemption    $214         $661         $1,134       $2,263
Class C - with redemption       $411         $754         $1,223       $2,517
        - without redemption    $312         $754         $1,223       $2,517

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            JHDCX
CUSIP             409902707
Newspaper         CoreEqA
SEC number        811-1677
JH fund number    25

Class B
---------------------------------------
Ticker            JHIDX
CUSIP             409902806
Newspaper         CoreEqB
SEC number        811-1677
JH fund number    125

Class C
---------------------------------------
Ticker            JHCEX
CUSIP             409902863
Newspaper         CoreEqC
SEC number        811-1677
JH fund number    525

Core Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.


The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
---------------------------------------
Team responsible for day-to-day
  investment management
A subsidiary of John Hancock Financial
 Services, Inc.
Founded in 1982
Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                          2000
                                                                        -17.48%

2001 total return as of March 31: -21.33%
Best quarter: Q4 '99, 18.24% Worst quarter: Q4 '00, -19.26%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                Life of     Life of    Life of
                                    1 year      Class A     Class B    Class C
Class A - began 7/1/99              -21.60%     -9.19%      --         --
Class B - began 7/1/99              -22.05%     --          -9.08%     --
Class C - began 7/1/99              -19.68%     --          --         -7.23%
Index                               -22.76%     -4.90%      -4.90%     -4.90%

Index: Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses(3)                 Class A      Class B      Class C
--------------------------------------------------------------------------------

Management fee                               0.80%        0.80%        0.80%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.48%        0.48%        0.48%
Total fund operating expenses                1.58%        2.28%        2.28%
Expense reimbursement (at least
until 6/30/02)                               0.09%        0.09%        0.09%
Net annual operating expenses                1.49%        2.19%        2.19%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------

Class A                         $644         $  965       $1,309       $2,277
Class B - with redemption       $722         $1,004       $1,412       $2,433
        - without redemption    $222         $  704       $1,212       $2,433
Class C - with redemption       $419         $  797       $1,300       $2,682
        - without redemption    $320         $  797       $1,300       $2,682

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

(3) Expense figures show the expenses for the past year adjusted to reflect any changes.

FUND CODES

Class A
---------------------------------------
Ticker            JACGX
CUSIP             410132849
Newspaper         CoreGrA
SEC number        811-8852
JH fund number    79

Class B
---------------------------------------
Ticker            JBCGX
CUSIP             410132831
Newspaper         CoreGrB
SEC number        811-8852
JH fund number    179

Class C
---------------------------------------
Ticker           --
CUSIP             410132823
Newspaper        --
SEC number        811-8852
JH fund number    579

Core Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.
In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
---------------------------------------
Team responsible for day-to-day
  investment management
A subsidiary of John Hancock Financial
 Services, Inc.
Founded in 1982
Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Class A average annual figures reflect sales charges. Year-by-year and index figures do not reflect these charges and would be lower if they did. In addition, 12b-1 fees were imposed beginning July 1, 2000 for Class A shares and would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                         1996     1997    1998    1999    2000
                                        20.66%   30.63%  18.79%   4.65%   6.46%

2001 total return as of March 31: -6.01%
Best quarter: Q4 '98, 18.79% Worst quarter: Q3 '98, -13.99%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                  Life of    Life of    Life of
                              1 year     5 year   Class A    Class B    Class C
Class A - began 10/2/95       1.12%      14.65%   15.55%     --         --
Class B - began 7/1/99        0.55%      --       --         -3.70%     --
Class C - began 7/1/99        3.51%      --       --         --         -1.74%
Index                         4.81%      14.25%   14.76%     -0.92%     -0.92%


Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses(3)                 Class A      Class B      Class C
--------------------------------------------------------------------------------


Management fee                               0.80%        0.80%        0.80%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.67%        0.67%        0.67%
Total fund operating expenses                1.77%        2.47%        2.47%
Expense reimbursement (at least
until 6/30/02)                               0.32%        0.32%        0.32%
Net annual operating expenses                1.45%        2.15%        2.15%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $640         $1,000       $1,383       $2,455
Class B - with redemption       $718         $1,039       $1,487       $2,609
        - without redemption    $218         $  739       $1,287       $2,609
Class C - with redemption       $415         $  832       $1,374       $2,854
        - without redemption    $316         $  832       $1,374       $2,854

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) Expense figures show the expenses for the past year adjusted to reflect any changes.


FUND CODES

Class A
---------------------------------------
Ticker            JHIVX
CUSIP             410132807
Newspaper         --
SEC number        811-8852
JH fund number    88

Class B
---------------------------------------
Ticker            JHVBX
CUSIP             410132815
Newspaper         CoreValB
SEC number        811-8852
JH fund number    188

Class C
---------------------------------------
Ticker            --
CUSIP             410132799
Newspaper         --
SEC number        811-8852
JH fund number    588

Focused Relative Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in stocks of companies of any size. The fund utilizes a focused investment strategy and will typically concentrate its investments in 20 to 35 U.S. and foreign companies. Because of this focused strategy, the fund has been classified as non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the management team emphasizes a relative value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
(1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because this is a new fund, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks. Similarly, value stocks could underperform growth stocks.

To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small and medium size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.85%        0.85%        0.85%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.46%        0.46%        0.46%
Total fund operating expenses                1.61%        2.31%        2.31%
Expense reimbursement (at least
until 2/28/02)                               0.11%        0.11%        0.11%
Net annual operating expenses                1.50%        2.20%        2.20%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                  Year 1       Year 3
--------------------------------------------------------------------------------
Class A                                                   $645         $972
Class B - with redemption                                 $723         $1,011
        - without redemption                              $223         $711
Class C - with redemption                                 $420         $804
        - without redemption                              $321         $804

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            --
CUSIP             478032790
Newspaper         --
SEC number        811-3392
JH fund number    61

Class B
---------------------------------------
Ticker            --
CUSIP             478032774
Newspaper         --
SEC number        811-3392
JH fund number    161

Class C
---------------------------------------
Ticker            --
CUSIP             478032766
Newspaper         --
SEC number        811-3392
JH fund number    561

Growth Trends Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests approximately 1/3 of assets in equity securities including common and preferred stocks and their equivalents of U.S. and foreign companies in each of the following sectors: financial services, health care and technology. Due to changes in market values, assets will be allocated as needed in order to attempt to achieve a 1/3 weighting in each sector. The fund attempts to concentrate its investments within each of the three sectors in 20 to 35 companies.

Companies in the financial services, health-care and technology sectors include: banks, insurance companies, brokerage firms and financial holding companies; pharmaceutical, biotechnology and biochemical research and development companies; companies in such fields as computer software and hardware, Internet services, telecommunications and data management and storage.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

The managers seek to identify companies positioned to benefit from economic and social trends. They use fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential, business changes and valuation.

The fund may invest in certain higher-risk securities, including investments in emerging market countries and securities that are not publicly offered or traded, restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

ADVISER

John Hancock Advisers, Inc.
---------------------------------------
Team responsible for financial
 services sector investment
 management

SUBADVISERS

Fund Asset Management, L.P.
d/b/a Mercury Advisors
---------------------------------------
Team responsible for health-
 care sector investment
 management
Founded in 1977
Supervised by the adviser

American Fund Advisors, Inc.
---------------------------------------
Team responsible for technology
 sector investment management
Founded in 1978
Supervised by the adviser

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund is a new fund, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. It may fluctuate more widely than it would in a fund that is diversified across several sectors.

The fund's management strategy ignificantly influences performance, especially because this fund focuses on a few sectors of the economy.

Stocks of financial services, health-care and technology companies as a group may fall out of favor with the market, causing the fund to underperform its peers or funds that focus on other types of stocks or economic sectors.

Companies in each sector may face special risks. Falling or rising interest rates or deteriorating economic conditions could cause bank and financial service company stocks to suffer losses.

Health-care companies are strongly affected by worldwide scientific or technological developments and changes in governmental policies.

Technology companies are subject to intense competition making products quickly obsolete. Some technology companies are smaller and may have limited product lines and financial and managerial resources, making them more vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and mid-sized-capitalization companies can be more volatile than those of larger companies.

o     Certain derivatives could produce disproportionate losses.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred s ales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               1.00%        1.00%        1.00%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.45%        0.45%        0.45%
Total fund operating expenses                1.75%        2.45%        2.45%
Expense reimbursement (at least
until 2/28/02)                               0.10%        0.10%        0.10%
Net annual operating expenses                1.65%        2.35%        2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $659         $1,014       $1,393       $2,451
Class B - with redemption       $738         $1,054       $1,497       $2,606
        - without redemption    $238         $  754       $1,297       $2,606
Class C - with redemption       $435         $  846       $1,384       $2,851
        - without redemption    $336         $  846       $1,384       $2,851

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            JGTAX
CUSIP             41014V109
Newspaper         GTrendA
SEC number        811-4079
JH fund number    46

Class B
---------------------------------------
Ticker            JGTBX
CUSIP             41014V208
Newspaper         GTrendB
SEC number        811-4079
JH fund number    146

Class C
---------------------------------------
Ticker            JGTCX
CUSIP             41014V307
Newspaper         GTrendC
SEC number        811-4079
JH fund number    546

Large Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Russell Top 200 Growth Index, which was $xx billion to $xx billion as of May 31, 2001).

In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o     strong cash flows

o     secure market franchises

o     sales growth that outpaces their industries

The fund generally invests in a diversified portfolio of U.S. companies. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

The managers use various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

William L. Braman
---------------------------------------
Executive vice president and
 chief investment officer of
 adviser
Joined fund team in 2000
Joined adviser in 2000
Chief investment officer at
 Baring Asset Management
 (London 1998-2000)
Head of U.S. equity team at
 Baring Asset Management
 (Boston 1989-1998)
Began business career in 1977

Robert J. Uek, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1997
Corporate finance manager
 at Ernst & Young (1994-1997)
Began business career in 1990

Paul J. Berlinguet
---------------------------------------
Vice president of adviser
Joined fund team in 2001
Joined adviser in 2001
U.S. equity investment manager
 at Baring America Asset
 Management (1989-2001)
Began business career in 1986

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991    1992     1993    1994    1995    1996    1997    1998    1999     2000
41.76%   6.06%   13.16%  -7.61%  27.17%  20.40%  16.70%  26.42%  20.52%  -30.74%

2001 total return as of March 31: -30.71%
Best quarter:  Q4 '98, 22.38% Worst quarter: Q4 '00, -23.36%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Life of    Life of
                           1 year     5 year     10 year    Class B    Class C
Class A                    -34.20%    7.09%      10.91%     --         --
Class B - began 1/3/94     -34.50%    7.22%      --         7.77%      --
Class C - began 6/1/98     -32.54%    --         --         --         -2.03%
Index 1                    -9.10%     18.33%     17.46%     18.27%     9.03%
Index 2                    -24.53%    18.98%     17.50%     19.45%     8.51%

Index 1: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

Index 2: Russell Top 200 Growth Index, an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

In the future, the adviser will compare the fund's performance only to the Russell Top 200 Growth Index since it more closely represents the fund's investment strategy.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.75%        0.75%        0.75%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.31%        0.31%        0.31%
Total fund operating expenses                1.36%        2.06%        2.06%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $632         $909         $1,207       $2,053
Class B - with redemption       $709         $946         $1,308       $2,210
        - without redemption    $209         $646         $1,108       $2,210
Class C - with redemption       $406         $739         $1,197       $2,466
        - without redemption    $307         $739         $1,197       $2,466

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            JHNGX
CUSIP             409906302
Newspaper         LpCpGrA
SEC number        811-4630
JH fund number    20

Class B
---------------------------------------
Ticker            JHGBX
CUSIP             409906401
Newspaper         LpCpGrB
SEC number        811-4630
JH fund number    120

Class C
---------------------------------------
Ticker            --
CUSIP             409906849
Newspaper         --
SEC number        811-4630
JH fund number    520

Large Cap Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $0.67 billion to $415.8 billion as of March 31, 2001).

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the managers look for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991    1992     1993    1994    1995    1996    1997    1998    1999    2000
32.29%   6.02%    9.74%  -8.49%  36.74%  22.21%  36.71%  15.94%  37.89%  -2.93%

2001 total return as of March 31: -5.59%
Best quarter: Q4 '99, 31.65% Worst quarter: Q3 `98, -12.95%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Life of    Life of
                           1 year     5 year     10 year    Class B    Class C
Class A                    -7.77%     19.75%     16.85%     --         --
Class B - began 8/22/91    -7.47%     19.92%     --         15.66%     --
Class C - began 5/1/98     -5.36%     --         --         --         10.88%
Index                      -9.10%     18.33%     17.46%     16.38%     8.03%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.625%       0.625%       0.625%
Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
Other expenses                               0.265%       0.265%       0.265%
Total fund operating expenses                1.14%        1.89%        1.89%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $610         $844         $1,096       $1,817
Class B - with redemption       $692         $894         $1,221       $2,016
        - without redemption    $192         $594         $1,021       $2,016
Class C - with redemption       $389         $688         $1,111       $2,289
        - without redemption    $290         $688         $1,111       $2,289

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            TAGRX
CUSIP             41013P103
Newspaper         LgCpVIA
SEC number        811-0560
JH fund number    50

Class B
---------------------------------------
Ticker            TSGWX
CUSIP             41013P202
Newspaper         LgCpVIB
SEC number        811-0560
JH fund number    150

Class C
---------------------------------------
Ticker            JHLVX
CUSIP             41013P301
Newspaper         LgCpVIC
SEC number        811-0560
JH fund number    550

Mid Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $xx billion to $xx billion as of May 31, 2001).

The managers conduct fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the managers look for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The managers consider broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund generally invests in more than 100 companies. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGER

Barbara C. Friedman, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Head of mid-cap equity group
 at Fleet Investment Advisors
 (1996-1997)
Began business career in 1973

Timothy N. Manning
---------------------------------------
Joined fund team in 2000
Joined adviser in 2000
Analyst at State Street Research
 (1999-2000)
Equity research associate at
 State Street Research
(1996-1999)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                         1994    1995    1996     1997    1998    1999    2000
                        -8.76%  34.24%  29.05%    2.37%   6.53%  58.17%  -13.52%

2001 total return as of March 31: -30.04%
Best quarter: Q4 '99, 45.43% Worst quarter:  Q3 '98, -21.36%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                Life of     Life of    Life of
                          1 year     5 year     Class A     Class B    Class C
Class A - began 11/1/93   -17.86%    12.84%     11.82%      --         --
Class B - began 11/1/93   -18.16%    12.96%     --          11.85%     --
Class C - began 6/1/98    -15.76%    --         --          --         12.52%
Index 1                   -9.10%     18.33%     17.83%      17.83%     9.03%
Index 2                   -11.75%    17.77%     16.66%      16.66%     15.34%

Index 1: Standard & Poor's 500 Index, an unmanaged index of 500 stocks. Index 2:
Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.80%        0.80%        0.80%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.36%        0.36%        0.36%
Total fund operating expenses                1.46%        2.16%        2.16%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $641         $939         $1,258       $2,159
Class B - with redemption       $719         $976         $1,359       $2,315
        - without redemption    $219         $676         $1,159       $2,315
Class C - with redemption       $416         $769         $1,248       $2,568
        - without redemption    $317         $769         $1,248       $2,568

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            SPOAX
CUSIP             409906807
Newspaper         MdCpGrA
SEC number        811-4630
JH fund number    39

Class B
---------------------------------------
Ticker            SPOBX
CUSIP             409906880
Newspaper         MdCpGrB
SEC number        811-4630
JH fund number    139

Class C
---------------------------------------
Ticker            --
CUSIP             409906823
Newspaper         --
SEC number        811-4630
JH fund number    539

Multi Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in a diversified portfolio of growth-oriented stocks of U.S. and foreign companies of any size.

In managing the portfolio, the management team focuses primarily on stocks, selecting companies that are expected to have above-average growth. In choosing individual securities, the managers use fundamental financial analysis to identify companies with improving business fundamentals, such as revenue growth, profitability and improving cash flows. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
 Began business career in 1984

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1991
Began business career in 1986

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because this is a new fund, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on growth stocks, which could underperform value stocks.

To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small and medium size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.75%        0.75%        0.75%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.46%        0.46%        0.46%
Total fund operating expenses                1.51%        2.21%        2.21%
Expense reimbursement (at least
until 2/28/02)                               0.11%        0.11%        0.11%
Net annual operating expenses                1.40%        2.10%        2.10%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                  Year 1       Year 3
--------------------------------------------------------------------------------
Class A                                                   $635         $943
Class B - with redemption                                 $713         $981
        - without redemption                              $213         $681
Class C - with redemption                                 $410         $774
        - without redemption                              $311         $774

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            --
CUSIP             478032709
Newspaper         --
SEC number        811-3392
JH fund number    10

Class B
---------------------------------------
Ticker            --
CUSIP             478032808
Newspaper         --
SEC number        811-3392
JH fund number    110

Class C
---------------------------------------
Ticker            --
CUSIP             478032881
Newspaper         --
SEC number        811-3392
JH fund number    510

Small Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $xx million to $xx billion as of May
31, 2001).

The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one company.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1986

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991    1992    1993    1994    1995    1996    1997    1998    1999     2000
58.82%  12.13%  11.82%  -1.49%  42.13%  12.95%  14.45%  11.65%  63.62%   -22.04%

2001 total return as of March 31: -20.58%
Best quarter: Q4 '99, 43.58% Worst quarter: Q4 `00, -22.37%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Life of    Life of
                           1 year     5 year     10 year    Class A    Class C
Class A - began 8/22/91    -25.40%    12.66%     --         15.11%     --
Class B                    -25.76%    12.74%     17.77%     --         --
Class C - began 6/1/98     -23.59%    --         --         --         13.58%
Index 1                    -3.02%     10.31%     15.53%     13.09%     3.55%
Index 2                    -22.43%    7.14%      12.80%     9.95%*     2.89%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.

Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

* As of September 1, 1991.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.74%        0.74%        0.74%
Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
Other expenses                               0.29%        0.29%        0.29%
Total fund operating expenses                1.28%        2.03%        2.03%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $624         $886         $1,167       $1,968
Class B - with redemption       $706         $937         $1,293       $2,166
        - without redemption    $206         $637         $1,093       $2,166
Class C - with redemption       $403         $730         $1,182       $2,435
        - without redemption    $304         $730         $1,182       $2,435

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            TAEMX
CUSIP             478032105
Newspaper         SmCpGrA
SEC number        811-3392
JH fund number    60

Class B
---------------------------------------
Ticker            TSEGX
CUSIP             478032204
Newspaper         SmCpGrB
SEC number        811-3392
JH fund number    160

Class C
---------------------------------------
Ticker            JSGCX
CUSIP             478032501
Newspaper         SmCpGrC
SEC number        811-3392
JH fund number    560

Small Cap Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $10 million to $4.20 billion as of March 31, 2001).

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                          1994    1995    1996    1997    1998    1999    2000
                          7.81%  20.26%  12.91%  25.25%  -2.10%  98.25%  -6.26%

2001 total return as of March 31: -5.59%
Best quarter: Q4 '99, 47.75% Worst quarter: Q3 '98, -21.43%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                  Life of    Life of    Life of
                            1 year     5 year     Class A    Class B    Class C
Class A - began 1/3/94      -10.95%    19.57%     17.93%     --         --
Class B - began 1/3/94      -11.20%    19.79%     --         17.96%     --
Class C - began 5/1/98      -8.69%     --         --         --         19.51%
Index                       -3.02%     10.31%     10.89%     10.89%     1.32%

Index: Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, value stocks could underperform growth stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.70%        0.70%        0.70%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.36%        0.36%        0.36%
Total fund operating expenses                1.36%        2.06%        2.06%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $632         $909         $1,207       $2,053
Class B - with redemption       $709         $946         $1,308       $2,210
        - without redemption    $209         $646         $1,108       $2,210
Class C - with redemption       $406         $739         $1,197       $2,466
        - without redemption    $307         $739         $1,197       $2,466

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            SPVAX
CUSIP             409905700
Newspaper         SmCpVlA
SEC number        811-3999
JH fund number    37

Class B
---------------------------------------
Ticker            SPVBX
CUSIP             409905809
Newspaper         SmCpVlB
SEC number        811-3999
JH fund number    137

Class C
---------------------------------------
Ticker            SPVCX
CUSIP             409905882
Newspaper         SmCpVlC
SEC number        811-3999
JH fund number    537

Sovereign Investors Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On March 31, 2001, that range was $0.67 billion to $415.8 billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined fund team in 1983
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
 Joined adviser in 1996
Portfolio manager at Geewax,
 Terker & Co. (1984-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------

 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
30.72%   7.23%   5.71%  -1.85%  29.15%  17.57%  29.14%  15.62%   5.91%   4.10%

2001 total return as of March 31: -7.59%
Best quarter: Q4 '98, 15.56% Worst quarter: Q3 `98, -7.85%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Life of    Life of
                          1 year      5 year     10 year    Class B    Class C
Class A                   -1.10%      12.95%     13.19%     --         --
Class B - began 1/3/94    -1.44%      13.04%     --         12.94%     --
Class C - began 5/1/98    1.33%       --         --         --         4.73%
Index                     -9.10%      18.33%     17.46%     18.27%     8.03%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could under-perform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                               0.55%        0.55%        0.55%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               0.23%        0.23%        0.23%
Total fund operating expenses                1.08%        1.78%        1.78%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $605         $826         $1,066       $1,751
Class B - with redemption       $681         $860         $1,164       $1,910
        - without redemption    $181         $560         $  964       $1,910
Class C - with redemption       $378         $655         $1,055       $2,174
        - without redemption    $279         $655         $1,055       $2,174

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            SOVIX
CUSIP             47803P302
Newspaper         SvInvA
SEC number        811-0560
JH fund number    29

Class B
---------------------------------------
Ticker            SOVBX
CUSIP             47803P401
Newspaper         SvInvB
SEC number        811-0560
JH fund number    129

Class C
---------------------------------------
Ticker            SOVCX
CUSIP             47803P609
Newspaper         --
SEC number        811-0560
JH fund number    529

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o Distribution and service (12b-1) fees of 0.30% (0.25% for Large Cap Value and Small Cap Growth).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost share-holders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,999        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%           1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


30 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                        CDSC on shares
Years after purchase                    being sold
1st year                                5.00%
2nd year                                4.00%
3rd or 4th year                         3.00%
5th year                                2.00%
6th year                                1.00%
After 6th year                          none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC
1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 31

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


32 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an account
              financial representative, or      statement. If no slip is
              mail them to Signature            available, include a note
              Services (address below).         specifying the fund name, your
                                                share class, your account number
                                                and the name(s) in which the
                                                account is registered.

                                              o Deliver the check and your
                                                investment slip or note to your
                                                financial representative, or
                                                mail them to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between funds.
              Services to request an
              exchange.                       o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire the
              application to your financial     amount of your investment to:
              representative, or mail it to       First Signature Bank & Trust
              Signature Services.                 Account # 900000260
                                                  Routing # 211475000
            o Obtain your account number by
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and the
              Services.                       name(s) in which the account is
                                              registered. Your bank may charge a
            o Instruct your bank to wire the  fee to wire funds.
              amount of your investment to:
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may charge
            a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 33

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction or
                                                complete a stock power
            o Sales of any amount.              indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which the
                                                account is registered and the
                                                dollar value or number of shares
                                                you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from your
            o Sales of up to $100,000.          funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the Internet or
              amount.                           telephone redemption privilege
                                                is in place on an account, or to
            o Requests by Internet or phone     request the form to add it to an
              to sell up to $100,000.           existing account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more will
                                                be wired on the next business
                                                day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus for
                                                the fund into which you are
            o Sales of any amount.              exchanging by Internet or by
                                                calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between your
                                                funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


34 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                        Requirements for written requests
                                                                      [Clip Art]
--------------------------------------------------------------------------------

Owners of individual, joint or UGMA/UTMA      o Letter of instruction.
accounts (custodial accounts for minors).
                                              o On the letter, the signatures of
                                                all persons authorized to sign
                                                for the account, exactly as the
                                                account is registered.

                                              o Signature guarantee if
                                                applicable (see above).

Owners of corporate, sole proprietorship,     o Letter of instruction.
general partner or association accounts.
                                              o Corporate business/organization
                                                resolution, certified within the
                                                past 12 months, or a John
                                                Hancock Funds business/
                                                organization certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust accounts.         o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).

                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a John Hancock Funds
                                                trust certification form.

                                              o Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders with rights of     o Letter of instruction signed by
survivorship whose co-tenants are deceased.     surviving tenant.

                                              o Copy of death certificate.

                                              o Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.             o Letter of instruction signed by
                                                executor.

                                              o Copy of order appointing
                                                executor, certified within the
                                                past 12 months.

                                              o Signature guarantee if
                                                applicable (see above).

Administrators, conservators, guardians and   o Call 1-800-225-5291 for
other sellers or account types not listed       instructions.
above.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 35

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings in the form of dividends. Any capital gains are distributed annually. Balanced and Sovereign Investors funds typically pay income dividends quarterly. All other funds declare and pay any income dividends annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to


36 YOUR ACCOUNT
you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 37

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Balanced, Core Growth, Core Value, Focused Relative Value, Growth Trends, Large Cap Value, Mid Cap Growth, Multi Cap Growth and Small Cap Growth funds have the power to change these funds' respective investment goals without shareholder approval.


Management fees The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Balanced                                  0.60%
Core Equity                               0.74%
Core Growth                               0.42%
Core Value                                0.16%
Growth Trends                             0.90%
Large Cap Growth                          0.75%
Large Cap Value                           0.625%
Mid Cap Growth                            0.80%
Small Cap Growth                          0.74%
Small Cap Value                           0.70%
Sovereign Investors                       0.55%

                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

  Asset
management

                      ------------------------------------
                                   Subadvisers

                          American Fund Advisors, Inc.
                               1415 Kellum Place
                             Garden City, NY 11530

                          Independence Investment LLC
                                53 State Street
                                Boston, MA 02109

                                Mercury Advisors
                             800 Scudders Mill Road
                              Plainsboro, NJ 08536

                                Provide portfolio
                              management to certain
                                     funds.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodians

                          Brown Brothers Harriman & Co.
                           Investors Bank & Trust Co.
                         State Street Bank and Trust Co.

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


38 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                 12/96        12/97        12/98        12/99          12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $11.75       $12.27       $13.33       $14.06         $14.05
Net investment income (loss)(1)                                          0.41         0.37         0.36         0.35           0.33
Net realized and unrealized gain (loss) on investments                   0.99         2.14         1.47         0.18          (0.59)
Total from investment operations                                         1.40         2.51         1.83         0.53          (0.26)
Less distributions:
  Dividends from net investment income                                  (0.41)       (0.37)       (0.36)       (0.36)         (0.33)
  Distributions in excess of net investment income                         --           --           --        (0.00)(3)         --
  Distributions from net realized gain on investments sold              (0.47)       (1.08)       (0.74)       (0.18)         (0.43)
  Total distributions                                                   (0.88)       (1.45)       (1.10)       (0.54)         (0.76)
Net asset value, end of period                                         $12.27       $13.33       $14.06       $14.05         $13.03
Total investment return at net asset value(2) (%)                       12.13        20.79        14.01         3.89          (1.83)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           71,242       84,264       97,072      130,690        147,876
Ratio of expenses to average net assets (%)                              1.29         1.22         1.21         1.22           1.31
Ratio of net investment income (loss) to average net assets (%)          3.33         2.77         2.61         2.47           2.52
Portfolio turnover rate (%)                                                80          115           83           94             99

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                 12/96        12/97        12/98        12/99          12/00
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $11.74       $12.27       $13.33       $14.06         $14.05
Net investment income (loss)(1)                                          0.32         0.28         0.27         0.26           0.24
Net realized and unrealized gain (loss) on investments                   1.01         2.14         1.46         0.17          (0.59)
Total from investment operations                                         1.33         2.42         1.73         0.43          (0.35)
Less distributions:
  Dividends from net investment income                                  (0.33)       (0.28)       (0.26)       (0.26)         (0.24)
  Distributions in excess of net investment income                         --           --           --        (0.00)(3)         --
  Distributions from net realized gain on investments sold              (0.47)       (1.08)       (0.74)       (0.18)         (0.43)
  Total distributions                                                   (0.80)       (1.36)       (1.00)       (0.44)         (0.67)
Net asset value, end of period                                         $12.27       $13.33       $14.06       $14.05         $13.03
Total investment return at net asset value(2) (%)                       11.46        19.96        13.23         3.16          (2.51)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           90,855      101,249      115,682      111,564         76,568
Ratio of expenses to average net assets (%)                              1.99         1.91         1.88         1.92           2.01
Ratio of net investment income (loss) to average net assets (%)          2.63         2.08         1.93         1.76           1.78
Portfolio turnover rate (%)                                                80          115           83           94             99


                                                                 FUND DETAILS 39

Balanced Fund continued

--------------------------------------------------------------------------------------------------
Class C - period ended:                                               12/99(4)        12/00
--------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $14.60          $14.05
Net investment income (loss)(1)                                        0.19            0.24
Net realized and unrealized gain (loss) on investments                (0.37)          (0.59)
Total from investment operations                                      (0.18)          (0.35)
Less distributions:
  Dividends from net investment income                                (0.19)          (0.24)
  Distributions in excess of net investment income                    (0.00)(3)          --
  Distributions from net realized gain on investments sold            (0.18)          (0.43)
  Total from investment operations                                    (0.37)          (0.67)
Net asset value, end of period                                       $14.05          $13.03
Total investment return at net asset value(2) (%)                     (1.15)(5)       (2.51)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            330           1,474
Ratio of expenses to average net assets (%)                            1.84(6)         2.01
Ratio of net investment income (loss) to average net assets (%)        1.88(6)         1.93
Portfolio turnover rate (%)                                              94              99

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Less than $0.01 per share.
(4)   Class C shares began operations on May 1, 1999.
(5)   Not annualized.
(6)   Annualized.


40 FUND DETAILS

Core Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                        5/96        12/96(1)     12/97        12/98      12/99        12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                         $14.41       $17.98       $19.42       $23.93     $30.14       $33.21
Net investment income (loss)(2)                                0.20         0.13         0.10         0.05      (0.02)       (0.06)
Net realized and unrealized gain (loss) on investments         3.88         1.72         5.55         6.81       3.72        (2.49)
Total from investment operations                               4.08         1.85         5.65         6.86       3.70        (2.55)
Less distributions:
  Dividends from net investment income                        (0.22)       (0.14)       (0.04)          --         --           --
  Distributions from net realized gain on investments sold    (0.29)       (0.27)       (1.10)       (0.65)     (0.63)       (0.42)
  Distributions in excess of net realized gain on
  investments sold                                               --           --           --           --         --        (0.37)
  Total distributions                                         (0.51)       (0.41)       (1.14)       (0.65)     (0.63)       (0.79)
Net asset value, end of period                               $17.98       $19.42       $23.93       $30.14     $33.21       $29.87
Total investment return at net asset value(3) (%)             29.12        10.33(4)     29.19        28.84      12.37        (7.75)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                 14,878       31,013       92,204      200,962    393,792      372,995
Ratio of expenses to average net assets (%)                    0.94         1.30(6)      1.42         1.39       1.37(7)      1.41
Ratio of adjusted expenses to average net assets(7) (%)        1.59         1.73(6)      1.44           --         --           --
Ratio of net investment income (loss) to average net
assets (%)                                                     1.55         1.16(6)      0.45         0.17      (0.06)       (0.19)
Portfolio turnover rate (%)                                     157           35           62           50         98           82
Fee reduction per share(2) ($)                                 0.08         0.05           --(8)        --         --           --

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                        5/96(9)     12/96(1)     12/97        12/98      12/99        12/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                         $15.25       $17.96       $19.41       $23.80     $29.75       $32.54
Net investment income (loss)(2)                                0.09         0.05        (0.06)       (0.14)     (0.24)       (0.27)
Net realized and unrealized gain (loss) on investments         2.71         1.72         5.56         6.74       3.66        (2.42)
Total from investment operations                               2.80         1.77         5.50         6.60       3.42        (2.69)
Less distributions:
  Dividends from net investment income                        (0.09)       (0.05)       (0.01)          --         --           --
  Distributions from net realized gain on investments sold       --        (0.27)       (1.10)       (0.65)     (0.63)       (0.42)
  Distributions in excess of net realized gain on
  investments sold                                               --           --           --           --         --        (0.37)
  Total distributions                                         (0.09)       (0.32)       (1.11)       (0.65)     (0.63)       (0.79)
Net asset value, end of period                               $17.96       $19.41       $23.80       $29.75     $32.54       $29.06
Total investment return at net asset value(3) (%)             18.46(4)      9.83(4)     28.39        27.90      11.59        (8.35)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                 15,125       42,461      134,939      347,045    664,104      498,918
Ratio of expenses to average net assets (%)                    2.00(6)      2.00(6)      2.12         2.09       2.07(7)      2.07
Ratio of adjusted expenses to average net assets(7) (%)        3.21(6)      2.43(6)      2.14           --         --           --
Ratio of net investment income (loss) to average net
assets (%)                                                     0.78(6)      0.45(6)     (0.25)       (0.53)     (0.77)       (0.86)
Portfolio turnover rate (%)                                     157           35           62           50         98           82
Fee reduction per share(2) ($)                                 0.13         0.05           --(8)        --         --           --


                                                                 FUND DETAILS 41

Core Equity Fund continued

---------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                  12/98(9)        12/99           12/00
---------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $27.81          $29.75          $32.54
Net investment income (loss)(2)                                          (0.09)          (0.25)          (0.28)
Net realized and unrealized gain (loss) on investments                    2.68            3.67           (2.42)
Total from investment operations                                          2.59            3.42           (2.70)
Less distributions:
  Distributions from net realized gain on investments sold               (0.65)          (0.63)          (0.42)
  Distributions in excess of net realized gain on investments sold          --              --           (0.37)
  Total Distributions                                                    (0.65)          (0.63)          (0.79)
Net asset value, end of period                                          $29.75          $32.54          $29.05
Total investment return at net asset value(3) (%)                         9.46(4)        11.59           (8.38)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             6,901          29,859          31,714
Ratio of expenses to average net assets (%)                               2.12(6)         2.08(7)         2.11
Ratio of net investment income (loss) to average net assets (%)          (0.53)(6)       (0.80)          (0.89)
Portfolio turnover rate (%)                                                 50              98              82

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.
(9) Class B shares began operations on September 7, 1995. Class C shares began operations on May 1, 1998.


42 FUND DETAILS

Core Growth Fund

Figures audited by _______________________.


--------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                               2/00(1)             2/01
--------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                $18.14
Net investment income (loss)(2)                                                      (0.05)
Net realized and unrealized gain (loss) on investments                                1.73
Total from investment operations                                                      1.68
Less distributions:
  Distributions from net realized gain on investments sold                           (0.02)
Net asset value, end of period                                                      $19.80
Total investment return at net asset value(3) (%)                                     9.25(4)
Total adjusted investment return at net asset value(3,5) (%)                          9.00(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                        20,821
Ratio of expenses to average net assets (%)                                           1.25(6)
Ratio of adjusted expenses to average net assets(7,8) (%)                             1.63(6)
Ratio of net investment income (loss) to average net assets (%)                      (0.39)(6)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)        (0.77)(6)
Portfolio turnover rate (%)                                                             72
Fee reduction per share(2) ($)                                                        0.05

--------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                               2/00(1)             2/01
--------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                $18.14
Net investment income (loss)(2)                                                      (0.13)
Net realized and unrealized gain (loss) on investments                                1.74
Total from investment operations                                                      1.61
Less distributions:
  Distributions from net realized gain on investments sold                           (0.02)
Net asset value, end of period                                                      $19.73
Total investment return at net asset value(3) (%)                                     8.86(4)
Total adjusted investment return at net asset value(3,5) (%)                          8.61(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                        22,728
Ratio of expenses to average net assets (%)                                           1.95(6)
Ratio of adjusted expenses to average net assets(7,8) (%)                             2.33(6)
Ratio of net investment income (loss) to average net assets (%)                      (1.09)(6)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)        (1.47)(6)
Portfolio turnover rate (%)                                                             72
Fee reduction per share(2) ($)                                                        0.05


                                                                 FUND DETAILS 43

Core Growth Fund continued

-----------------------------------------------------------------------------------------------------
Class C - period ended:                                                               2/00(1)    2/01
-----------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                $18.14
Net investment income (loss)(2)                                                      (0.13)
Net realized and unrealized gain (loss) on investments                                1.74
Total from investment operations                                                      1.61
Less distributions:
  Distributions from net realized gain on investments sold                           (0.02)
Net asset value, end of period                                                      $19.73
Total investment return at net asset value(3) (%)                                     8.86(4)
Total adjusted investment return at net asset value(3,5) (%)                          8.61(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                           915
Ratio of expenses to average net assets (%)                                           1.95(6)
Ratio of adjusted expenses to average net assets(7,8) (%)                             2.33(6)
Ratio of net investment income (loss) to average net assets (%)                      (1.09)(6)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)        (1.47)(6)
Portfolio turnover rate (%)                                                             72
Fee reduction per share(2) ($)                                                        0.05

(1)   Began operations on July 1, 1999.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the period shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


44 FUND DETAILS

Core Value Fund

Figures audited by _______________________.

-----------------------------------------------------------------------------------------------------------------------------
Class A(1) - period ended:                                          2/96(2)      2/97      2/98      2/99      2/00      2/01
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $8.50        $9.47    $10.88    $13.93    $12.36
Net investment income (loss)(3)                                     0.10         0.23      0.21      0.15      0.13
Net realized and unrealized gain (loss) on investments              0.96         1.77      3.33      1.23     (1.01)
Total from investment operations                                    1.06         2.00      3.54      1.38     (0.88)
Less distributions:
  Dividends from net investment income                             (0.09)       (0.19)    (0.13)    (0.18)    (0.08)
  Distributions from net realized gain on investments sold            --        (0.40)    (0.36)    (2.77)    (0.70)
  Total distributions                                              (0.09)       (0.59)    (0.49)    (2.95)    (0.78)
Net asset value, end of period                                     $9.47       $10.88    $13.93    $12.36    $10.70
Total investment return at net asset value(4) (%)                  12.52(5)     21.36     32.97      9.87     (8.08)
Total adjusted investment return at net asset value(4,6) (%)       (1.18)(5)    15.92     32.02      8.94     (8.94)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         682        1,323     7,747     6,685    11,508
Ratio of expenses to average net assets (%)                         0.95(7)      0.95      0.95      0.95      0.95
Ratio of adjusted expenses to average net assets(8,9) (%)          34.06(7)      6.39      1.90      1.88      1.89
Ratio of net investment income (loss) to average net assets (%)     2.81(7)      2.26      1.60      1.03      1.09
Ratio of adjusted net investment income (loss) to average net
assets(8,9) (%)                                                   (30.30)(7)    (3.18)     0.65      0.10      0.15
Portfolio turnover rate (%)                                           12           66       119        61        76
Fee reduction per share(3) ($)                                      1.22         0.55      0.12      0.13      0.09

-----------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                                                        2/00(2)   2/01
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                         $13.35
Net investment income (loss)(3)                                                                                0.02
Net realized and unrealized gain (loss) on investments                                                        (2.56)
Total from investment operations                                                                              (2.54)
Less distributions:
   Dividends from net investment income                                                                       (0.02)
   Distributions from net realized gain on investments sold                                                   (0.10)
   Total distributions                                                                                        (0.12)
Net asset value, end of period                                                                               $10.69
Total investment return at net asset value(4) (%)                                                            (19.19)(5)
Total adjusted investment return at net asset value(4,6) (%)                                                 (19.61)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                  7,539
Ratio of expenses to average net assets (%)                                                                    1.95(7)
Ratio of adjusted expenses to average net assets(8,9) (%)                                                      2.59(7)
Ratio of net investment income (loss) to average net assets (%)                                                0.19(7)
Ratio of adjusted net investment income (loss) to average net
assets(8,9) (%)                                                                                                0.45(7)
Portfolio turnover rate (%)                                                                                      76
Fee reduction per share(3) ($)                                                                                 0.07


                                                                 FUND DETAILS 45

Core Value Fund continued

-----------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                                        2/00(2)   2/01
-----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                         $13.35
Net investment income (loss)(3)                                                                                0.02
Net realized and unrealized gain (loss) on investments                                                        (2.56)
Total from investment operations                                                                              (2.54)
Less distributions:
  Dividends from net investment income                                                                        (0.02)
  Distributions from net realized gain on investments sold                                                    (0.10)
  Total distributions                                                                                         (0.12)
Net asset value, end of period                                                                               $10.69
Total investment return at net asset value(4) (%)                                                            (19.19)(5)
Total adjusted investment return at net asset value(4,6) (%)                                                 (19.61)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                    258
Ratio of expenses to average net assets (%)                                                                    1.95(7)
Ratio of adjusted expenses to average net assets(8,9) (%)                                                      2.59(7)
Ratio of net investment income (loss) to average net assets (%)                                                0.21(7)
Ratio of adjusted net investment income (loss) to average net
assets(8,9) (%)                                                                                               (0.43)(7)
Portfolio turnover rate (%)                                                                                      76
Fee reduction per share(3) ($)                                                                                 0.07

(1) Effective July 1, 1999, existing shares of the fund were designated Class A shares. The fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.
(2) Class A shares began operations on October 2, 1995. Class B and Class C shares began operations on July 1, 1999.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


46 FUND DETAILS

Growth Trends Fund

Figures audited by PricewaterhouseCoopers LLP.

---------------------------------------------------------------------------------------------
Class A - period ended:                                                             10/00(1)
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                               $10.00
Net investment income (loss)(2)                                                      0.01
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                                     (0.47)
Total from investment operations                                                    (0.46)
Net asset value, end of period                                                      $9.54
Total investment return at net asset value(3) (%)                                   (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                        (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       86,011
Ratio of expenses to average net assets (%)(7)                                       1.65(6)
Ratio of adjusted expenses to average net assets (%)                                 1.75(6)
Ratio of net investment income (loss) to average net assets (%)                      0.57(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)          0.47(6)
Portfolio turnover rate (%)                                                            11
Fee reduction per share(2) ($)                                                         --(8)

---------------------------------------------------------------------------------------------
Class B - period ended:                                                             10/00(1)
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                               $10.00
Net investment income (loss)(2)                                                        --(8)
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                                     (0.46)
Total from investment operations                                                    (0.46)
Net asset value, end of period                                                      $9.54
Total investment return at net asset value(3) (%)                                   (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                        (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      125,430
Ratio of expenses to average net assets (%)                                          2.34(6)
Ratio of adjusted expenses to average net assets(7) (%)                              2.44(6)
Ratio of net investment income (loss) to average net assets (%)                     (0.13)(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         (0.23)(6)
Portfolio turnover rate (%)                                                            11
Fee reduction per share(2) ($)                                                         --(8)


                                                                 FUND DETAILS 47

Growth Trends Fund continued

--------------------------------------------------------------------------------------------
Class C - period ended:                                                            10/00(1)
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00
Net investment income (loss)(2)                                                       --(8)
Net realized and unrealized (loss) on investments and
   foreign currency transactions                                                   (0.46)
Total from investment operations                                                   (0.46)
Net asset value, end of period                                                     $9.54
Total investment return at net asset value(3) (%)                                  (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                       (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      53,430
Ratio of expenses to average net assets (%)                                         2.34(6)
Ratio of adjusted expenses to average net assets(7) (%)                             2.44(6)
Ratio of net investment income (loss) to average net assets (%)                    (0.13)(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)        (0.23)(6)
Portfolio turnover rate (%)                                                           11
Fee reduction per share(2) ($)                                                        --(8)

(1)   Class A, Class B and Class C shares began operations on September 22,
      2000.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.


48 FUND DETAILS

Large Cap Growth Fund

Figures audited by Ernst & Young LLP.

----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                               12/95         10/96(1)      10/97         10/98         10/99         10/00
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                 $15.89        $19.51        $23.28        $24.37        $22.27        $25.04
Net investment income (loss)                          (0.09)(2)     (0.13)(2)     (0.12)(2)     (0.11)(2)     (0.17)(2)     (0.23)
Net realized and unrealized gain (loss) on
investments                                            4.40          3.90          3.49          2.17          5.65         (1.48)
Total from investment operations                       4.31          3.77          3.37          2.06          5.48         (1.71)
Less distributions:
  Distributions from net realized gain on
  investments sold                                    (0.69)           --         (2.28)        (4.16)        (2.71)        (2.60)
Net asset value, end of period                       $19.51        $23.28        $24.37        $22.27        $25.04        $20.73
Total investment return at net asset value(3) (%)     27.17         19.32(4)      16.05          9.80         27.58         (8.15)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)        241,700       279,425       303,067       381,591       484,196       421,455
Ratio of expenses to average net assets (%)            1.48          1.48(5)       1.44          1.40          1.35          1.36
Ratio of net investment income (loss) to average
net assets (%)                                        (0.46)        (0.73)(5)     (0.51)        (0.50)        (0.70)        (0.97)
Portfolio turnover rate (%)                              68(6)         59           133           153(6)        183           162

----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                               12/95         10/96(1)      10/97         10/98         10/99         10/00
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                 $15.83        $19.25        $22.83        $23.70        $21.38        $23.74
Net investment income (loss)(2)                       (0.26)        (0.26)        (0.27)        (0.25)        (0.31)        (0.37)
Net realized and unrealized gain (loss) on
investments                                            4.37          3.84          3.42          2.09          5.38         (1.37)
Total from investment operations                       4.11          3.58          3.15          1.84          5.07         (1.74)
Less distributions:
  Distributions from net realized gain on
  investments sold                                    (0.69)           --         (2.28)        (4.16)        (2.71)        (2.60)
Net asset value, end of period                       $19.25        $22.83        $23.70        $21.38        $23.74        $19.40
Total investment return at net asset value(3) (%)     26.01         18.60(4)      15.33          9.04         26.70         (8.79)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)         15,913        25,474        36,430       217,448       312,046       238,996
Ratio of expenses to average net assets (%)            2.31          2.18(5)       2.13          2.08          2.02          2.05
Ratio of net investment income (loss) to average
net assets (%)                                        (1.39)        (1.42)(5)     (1.20)        (1.16)        (1.37)        (1.66)
Portfolio turnover rate (%)                              68(6)         59           133           153(6)        183           162

----------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                         10/98(7)      10/99         10/00
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                           $21.43        $21.37        $23.73
Net investment income (loss)(2)                                                                 (0.10)        (0.31)        (0.37)
Net realized and unrealized gain (loss) on
investments                                                                                      0.04          5.38         (1.37)
Total from investment operations                                                                (0.06)         5.07         (1.74)
Less distributions:
  Distributions from net realized gain on
  investments sold                                                                                 --         (2.71)        (2.60)
Net asset value, end of period                                                                 $21.37        $23.73        $19.39
Total investment return at net asset value(3) (%)                                               (0.28)(4)     26.72         (8.80)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                      152         1,457         3,325
Ratio of expenses to average net assets (%)                                                      2.10(5)       2.05          2.06
Ratio of net investment income (loss) to average
net assets (%)                                                                                  (1.14)(5)     (1.36)        (1.71)
Portfolio turnover rate (%)                                                                       153(6)        183           162

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6)   Excludes merger activity.
(7)   Class C shares began operations on June 1, 1998.


                                                                 FUND DETAILS 49

Large Cap Value Fund

Figures audited by Ernst & Young LLP.

---------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                           8/95       8/96      12/96(1)     12/97        12/98        12/99        12/00
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period            $11.42     $13.38     $15.07       $15.62       $19.32       $21.26       $27.02
Net investment income (loss)(2)                   0.21       0.19       0.05         0.12         0.16         0.09(3)     (0.10)
Net realized and unrealized gain (loss) on
investments, financial futures contracts and
foreign currency transactions                     1.95       1.84       2.15         5.57         2.85         7.80         0.07
Total from investment operations                  2.16       2.03       2.20         5.69         3.01         7.89        (0.03)
Less distributions:
  Distributions from net investment income       (0.20)     (0.19)     (0.08)       (0.07)       (0.14)          --           --
  Distributions from net realized gain on
  investments sold                                  --      (0.15)     (1.57)       (1.92)       (0.93)       (2.13)       (6.06)
  Total distributions                            (0.20)     (0.34)     (1.65)       (1.99)       (1.07)       (2.13)       (6.06)
Net asset value, end of period                  $13.38     $15.07     $15.62       $19.32       $21.26       $27.02       $20.93
Total investment return at net asset
value(4) (%)                                     19.22      15.33      14.53(5)     36.71        15.94        37.89        (2.93)
Total adjusted investment return at net
asset value(4,6) (%)                                --         --         --           --        15.92           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)   130,183    139,548    163,154      303,313      421,218      604,214      773,548
Ratio of expenses to average net assets (%)       1.30       1.17       1.22(7)      1.12         1.16(8)      1.17         1.14
Ratio of net investment income (loss) to
average net assets (%)                            1.82       1.28       0.85(7)      0.65         0.79(8)      0.40        (0.39)
Portfolio turnover rate (%)                         99         74         26          102(9)        64          113          112

---------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                           8/95       8/96      12/96(1)     12/97        12/98        12/99        12/00
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period            $11.44     $13.41     $15.10       $15.66       $19.31       $21.20       $26.79
Net investment income (loss)(2)                   0.13       0.08       0.01        (0.02)        0.01        (0.07)       (0.30)
Net realized and unrealized gain (loss) on
investments, financial futures contracts and
foreign currency transactions                     1.96       1.85       2.14         5.60         2.84         7.75         0.09
Total from investment operations                  2.09       1.93       2.15         5.58         2.85         7.68        (0.21)
Less distributions:
  Distributions from net investment income       (0.12)     (0.09)     (0.02)       (0.01)       (0.03)          --           --
  Distributions from net realized gain on
  investments sold                                  --      (0.15)     (1.57)       (1.92)       (0.93)       (2.09)       (6.06)
  Total distributions                            (0.12)     (0.24)     (1.59)       (1.93)       (0.96)       (2.09)       (6.06)
Net asset value, end of period                  $13.41     $15.10     $15.66       $19.31       $21.20       $26.79       $20.52
Total investment return at net asset
value(4) (%)                                     18.41      14.49      14.15(5)     35.80        15.05        36.95        (3.64)
Total adjusted investment return at net
asset value(4,6) (%)                                --         --         --           --        15.03           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)   114,723    125,781    146,399      340,334      547,945      768,322      791,157
Ratio of expenses to average net assets (%)       2.03       1.90       1.98(7)      1.87         1.91(8)      1.88         1.89
Ratio of net investment income (loss) to
average net assets (%)                            1.09       0.55       0.10(7)     (0.10)        0.05(8)     (0.31)       (1.13)
Portfolio turnover rate (%)                         99         74         26          102(9)        64          113          112


50 FUND DETAILS

-----------------------------------------------------------------------------------------------------------
Class C - period ended:                                                      12/98(10)     12/99     12/00
-----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                        $22.03        $21.20    $26.79
Net investment income (loss)(2)                                               0.03         (0.09)    (0.29)
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                   0.09          7.77      0.08
Total from investment operations                                              0.12          7.68     (0.21)
Less distributions:
  Distributions from net investment income                                   (0.02)           --        --
  Distributions from net realized gain on investments sold                   (0.93)        (2.09)    (6.06)
  Total distributions                                                        (0.95)        (2.09)    (6.06)
Net asset value, end of period                                              $21.20        $26.79    $20.52
Total investment return at net asset value(4) (%)                             0.83(5)      36.94     (3.64)
Total adjusted investment return at net asset value(4,6) (%)                  0.82(5)         --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                 4,711        12,674    65,609
Ratio of expenses to average net assets (%)                                   1.92(7,8)     1.92      1.89
Ratio of net investment income (loss) to average net assets (%)               0.28(7,8)    (0.40)    (1.14)
Portfolio turnover rate (%)                                                     64           113       112

(1) Effective December 31, 1996, the fiscal year end changed from August 31 to December 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Class A has net investment income, because of its relatively lower class expenses as compared to other share classes.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7)   Annualized.
(8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the fund reflect reductions of less than $0.01 per share. Absent such reductions, the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A, Class B and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for Class A, Class B and Class C shares, respectively.
(9)   Portfolio turnover rate excludes merger activity.
(10)  Class C shares began operations on May 1, 1998.


                                                                 FUND DETAILS 51

Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

----------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             10/96      10/97      10/98      10/99      10/00
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.32     $10.92     $11.40      $9.11     $12.85
Net investment income (loss)(1)                                     (0.11)     (0.06)     (0.09)     (0.12)     (0.17)
Net realized and unrealized gain (loss) on investments               3.34       1.00      (0.89)      3.86       4.23
Total from investment operations                                     3.23       0.94      (0.98)      3.74       4.06
Less distributions:
  Distributions from net realized gain on investments sold          (1.63)     (0.46)     (1.31)        --      (0.88)
Net asset value, end of period                                     $10.92     $11.40      $9.11     $12.85     $16.03
Total investment return at net asset value(2) (%)                   36.15       8.79      (9.40)     41.05      33.26
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      156,578    141,997    101,138    112,082    176,352
Ratio of expenses to average net assets (%)                          1.59       1.59       1.59       1.60       1.46
Ratio of net investment income (loss) to average net assets (%)     (1.00)     (0.57)     (0.86)     (1.14)     (1.08)
Portfolio turnover rate (%)                                           240        317        168        153        146

----------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                             10/96      10/97      10/98      10/99      10/00
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.19     $10.67     $11.03      $8.72     $12.22
Net investment income (loss)(1)                                     (0.18)     (0.13)     (0.15)     (0.18)     (0.27)
Net realized and unrealized gain (loss) on investments               3.29       0.95      (0.85)      3.68       4.01
Total from investment operations                                     3.11       0.82      (1.00)      3.50       3.74
Less distributions:
  Distributions from net realized gain on investments sold          (1.63)     (0.46)     (1.31)        --      (0.88)
Net asset value, end of period                                     $10.67     $11.03      $8.72     $12.22     $15.08
Total investment return at net asset value(2) (%)                   35.34       7.84      (9.97)     40.14      32.30
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      238,901    204,812    134,188    145,816    240,763
Ratio of expenses to average net assets (%)                          2.29       2.28       2.27       2.23       2.16
Ratio of net investment income (loss) to average net assets (%)     (1.70)     (1.25)     (1.54)     (1.77)     (1.78)
Portfolio turnover rate (%)                                           240        317        168        153        146

----------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                   10/98(3)   10/99      10/00
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                      $9.99      $8.72     $12.21
Net investment income (loss)(1)                                                           (0.06)     (0.19)     (0.27)
Net realized and unrealized gain (loss) on investments                                    (1.21)      3.68       4.01
Total from investment operations                                                          (1.27)      3.49       3.74
Less distributions:
  Distributions from net realized gain on investments sold                                   --         --      (0.88)
Net asset value, end of period                                                            $8.72     $12.21     $15.07
Total investment return at net asset value(2) (%)                                        (12.71)(4)  40.02      32.32
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                100        276      5,208
Ratio of expenses to average net assets (%)                                                2.29(5)    2.30       2.16
Ratio of net investment income (loss) to average net assets (%)                           (1.66)(5)  (1.82)     (1.80)
Portfolio turnover rate (%)                                                                 168        153        146

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on June 1, 1998.
(4)   Not annualized.
(5)   Annualized.


52 FUND DETAILS

Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

---------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                              10/96(1)   10/97(1)   10/98(1)   10/99        10/00
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $9.02     $10.22     $12.35      $8.41       $12.65
Net investment income (loss)(2)                                      (0.09)     (0.07)     (0.08)     (0.12)       (0.14)
Net realized and unrealized gain (loss) on investments                1.29       2.41      (1.34)      4.59         2.70
Total from investment operations                                      1.20       2.34      (1.42)      4.47         2.56
Less distributions:
  Distributions from net realized gain on investments sold              --      (0.21)     (2.52)     (0.23)       (1.51)
Net asset value, end of period                                      $10.22     $12.35      $8.41     $12.65       $13.70
Total investment return at net asset value(3) (%)                    13.27      23.35     (14.14)     54.41        21.69
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       218,497    209,384    179,700    266,886    1,000,218
Ratio of expenses to average net assets (%)                           1.32       1.29       1.36       1.34         1.28
Ratio of net investment income (loss) to average net assets (%)      (0.86)     (0.57)     (1.02)     (1.17)       (0.88)
Portfolio turnover rate (%)                                             44         96        103        104          104(7)

---------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                              10/96(1)   10/97(1)   10/98(1)   10/99        10/00
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $8.70      $9.78     $11.72      $7.81       $11.64
Net investment income (loss)(2)                                      (0.15)     (0.14)     (0.15)     (0.18)       (0.23)
Net realized and unrealized gain (loss) on investments                1.23       2.29      (1.24)      4.24         2.48
Total from investment operations                                      1.08       2.15      (1.39)      4.06         2.25
Less distributions:
  Distributions from net realized gain on investments sold              --      (0.21)     (2.52)     (0.23)       (1.51)
Net asset value, end of period                                       $9.78     $11.72      $7.81     $11.64       $12.38
Total investment return at net asset value(3) (%)                    12.48      22.44     (14.80)     53.31        20.79
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       451,268    472,594    361,992    478,468      948,701
Ratio of expenses to average net assets (%)                           2.05       2.02       2.07       2.03         2.03
Ratio of net investment income (loss) to average net assets (%)      (1.59)     (1.30)     (1.73)     (1.87)       (1.62)
Portfolio turnover rate (%)                                             44         96        103        104          104(7)

---------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                    10/98(4)   10/99        10/00
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                       $8.96      $7.81       $11.62
Net investment income (loss)(2)                                                            (0.03)     (0.19)       (0.22)
Net realized and unrealized gain (loss) on investments                                     (1.12)      4.23         2.47
Total from investment operations                                                           (1.15)      4.04         2.25
Less distributions:
  Distributions from net realized gain on investments sold                                    --      (0.23)       (1.51)
Net asset value, end of period                                                             $7.81     $11.62       $12.36
Total investment return at net asset value(3) (%)                                         (12.83)(5)  53.05        20.83
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                 468      3,866       32,832
Ratio of expenses to average net assets (%)                                                 2.12(6)    2.09         2.02
Ratio of net investment income (loss) to average net assets (%)                            (1.86)(6)  (1.94)       (1.62)
Portfolio turnover rate (%)                                                                  103        104          104(7)

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Class C shares began operations on June 1, 1998.
(5)   Not annualized.
(6)   Annualized.
(7)   Portfolio turnover rate excludes merger activity.


                                                                 FUND DETAILS 53

Small Cap Value Fund

Figures audited by Ernst & Young LLP.

-------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            12/95     12/96     12/97     10/98(1)     10/99      10/00
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $8.99    $10.39    $10.32    $12.27       $10.82     $17.27
Net investment income (loss)(2)                                     0.21      0.14      0.06      0.02        (0.09)     (0.18)
Net realized and unrealized gain (loss) on investments              1.60      1.17      2.52     (1.47)        6.67       6.35
Total from investment operations                                    1.81      1.31      2.58     (1.45)        6.58       6.17
Less distributions:
  Dividends from net investment income                             (0.20)    (0.14)    (0.03)       --           --         --
  Distributions from net realized gain on investments sold         (0.21)    (1.24)    (0.60)       --        (0.13)     (1.37)
  Total distributions                                              (0.41)    (1.38)    (0.63)       --        (0.13)     (1.37)
Net asset value, end of period                                    $10.39    $10.32    $12.27    $10.82       $17.27     $22.07
Total investment return at net asset value(3) (%)                  20.26     12.91     25.25    (11.82)(4)    61.39      37.75
Total adjusted investment return at net asset value(3,5) (%)       19.39     12.20     24.65    (12.33)(4)    61.24         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      12,845    15,853    20,961    22,528       51,746    276,104
Ratio of expenses to average net assets (%)                         0.98      0.99      0.99      1.01(6)      1.39       1.36
Ratio of adjusted expenses to average net assets(7) (%)             1.85      1.70      1.59      1.62(6)      1.54         --
Ratio of net investment income (loss) to average net assets (%)     2.04      1.31      0.47      0.25(6)     (0.67)     (0.77)
Ratio of adjusted net investment income (loss) to average net
assets(7) (%)                                                       1.17      0.60     (0.13)    (0.36)(6)    (0.82)        --
Portfolio turnover rate (%)                                            9        72       140        69          140         36
Fee reduction per share(2) ($)                                      0.09      0.08      0.07      0.06         0.02         --

-------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            12/95     12/96     12/97     10/98(1)     10/99      10/00
-------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $9.00    $10.38    $10.31    $12.21       $10.71     $16.98
Net investment income (loss)(2)                                     0.12      0.07     (0.03)    (0.04)       (0.18)     (0.31)
Net realized and unrealized gain (loss) on investments              1.59      1.17      2.53     (1.46)        6.58       6.21
Total from investment operations                                    1.71      1.24      2.50     (1.50)        6.40       5.90
Less distributions:
  Dividends from net investment income                             (0.12)    (0.07)       --        --           --         --
  Distributions from net realized gain on investments sold         (0.21)    (1.24)    (0.60)       --        (0.13)     (1.37)
  Total distributions                                              (0.33)    (1.31)    (0.60)       --        (0.13)     (1.37)
Net asset value, end of period                                    $10.38    $10.31    $12.21    $10.71       $16.98     $21.51
Total investment return at net asset value(3) (%)                  19.11     12.14     24.41    (12.29)(4)    60.33      36.73
Total adjusted investment return at net asset value(3,5) (%)       18.24     11.43     23.81    (12.80)(4)    60.18         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      16,994    22,097    35,033    30,637       75,103    249,040
Ratio of expenses to average net assets (%)                         1.73      1.69      1.69      1.71(6)      2.06       2.06
Ratio of adjusted expenses to average net assets(7) (%)             2.60      2.40      2.29      2.32(6)      2.21         --
Ratio of net investment income (loss) to average net assets (%)     1.21      0.62     (0.24)    (0.45)(6)    (1.34)     (1.38)
Ratio of adjusted net investment income (loss) to average net
assets(7) (%)                                                       0.34     (0.09)    (0.84)    (1.06)(6)    (1.49)        --
Portfolio turnover rate (%)                                            9        72       140        69          140         36
Fee reduction per share(2) ($)                                      0.09      0.08      0.07      0.06         0.02         --


54 FUND DETAILS

-------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                        10/98(8)     10/99      10/00
-------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                          $13.39       $10.71     $16.97
Net investment income (loss)(2)                                                (0.03)       (0.19)     (0.34)
Net realized and unrealized gain (loss) on investments                         (2.65)        6.58       6.25
Total from investment operations                                               (2.68)        6.39       5.91
Less distributions:
  Distributions from net realized gain on investments sold                        --        (0.13)     (1.37)
Net asset value, end of period                                                $10.71       $16.97     $21.51
Total investment return at net asset value(3) (%)                             (20.01)(4)    60.24      36.82
Total adjusted investment return at net asset value(3,5) (%)                  (20.32)(4)    60.09         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    $422       $3,774    $49,003
Ratio of expenses to average net assets (%)                                     1.71(6)      2.09       2.07
Ratio of adjusted expenses to average net assets(7) (%)                         2.32(6)      2.25         --
Ratio of net investment income (loss) to average net assets (%)                (0.54)(6)    (1.43)     (1.50)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)    (1.15)(6)    (1.58)        --
Portfolio turnover rate (%)                                                       69          140         36
Fee reduction per share(2) ($)                                                  0.04         0.02         --

(1) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Class C shares began operations on May 1, 1998.


                                                                 FUND DETAILS 55

Sovereign Investors Fund

Figures audited by Ernst & Young LLP.

--------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                12/96        12/97        12/98        12/99       12/00
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $17.87       $19.48       $22.41       $24.23       $24.51
Net investment income (loss)(1)                                        0.36         0.32         0.31         0.30         0.33
Net realized and unrealized gain (loss) on investments                 2.77         5.31         3.11         1.11         0.61
Total from investment operations                                       3.13         5.63         3.42         1.41         0.94
Less distributions:
  Dividends from net investment income                                (0.36)       (0.32)       (0.31)       (0.35)       (0.33)
  Distributions from net realized gain on investments sold            (1.16)       (2.38)       (1.29)       (0.78)       (1.77)
  Total distributions                                                 (1.52)       (2.70)       (1.60)       (1.13)       (2.10)
Net asset value, end of period                                       $19.48       $22.41       $24.23       $24.51       $23.35
Total investment return at net asset value(2) (%)                     17.57        29.14        15.62         5.91         4.10
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      1,429,523    1,748,490    1,884,460    1,787,615    1,445,557
Ratio of expenses to average net assets (%)                            1.13         1.06         1.03         1.05         1.08
Ratio of net investment income (loss) to average net assets (%)        1.86         1.44         1.33         1.21         1.44
Portfolio turnover rate (%)                                              59           62           51           64           46

--------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                12/96        12/97        12/98        12/99       12/00
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $17.86       $19.46       $22.38       $24.20       $24.48
Net investment income (loss)(1)                                        0.21         0.16         0.14         0.13         0.17
Net realized and unrealized gain (loss) on investments                 2.77         5.29         3.11         1.11         0.60
Total from investment operations                                       2.98         5.45         3.25         1.24         0.77
Less distributions:
  Dividends from net investment income                                (0.22)       (0.15)       (0.14)       (0.18)       (0.17)
  Distributions from net realized gain on investments sold            (1.16)       (2.38)       (1.29)       (0.78)       (1.77)
  Total distributions                                                 (1.38)       (2.53)       (1.43)       (0.96)       (1.94)
Net asset value, end of period                                       $19.46       $22.38       $24.20       $24.48       $23.31
Total investment return at net asset value(2) (%)                     16.67        28.14        14.79         5.20         3.32
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        406,523      610,976      790,277      819,537      663,166
Ratio of expenses to average net assets (%)                            1.91         1.83         1.79         1.73         1.78
Ratio of net investment income (loss) to average net assets (%)        1.10         0.67         0.58         0.54         0.75
Portfolio turnover rate (%)                                              59           62           51           64           46

--------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                          12/98(3)     12/99       12/00
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                            $24.43       $24.22      $24.50
Net investment income (loss)(1)                                                                   0.13         0.13        0.18
Net realized and unrealized gain (loss) on investments                                            1.07         1.10        0.59
Total from investment operations                                                                  1.20         1.23        0.77
Less distributions:
  Distributions from net investment income                                                       (0.12)       (0.17)      (0.17)
  Distributions from net realized gain on investments sold                                       (1.29)       (0.78)      (1.77)
  Total distributions                                                                            (1.41)       (0.95)      (1.94)
Net asset value, end of period                                                                  $24.22       $24.50      $23.33
Total investment return at net asset value(2) (%)                                                 5.18(4)      5.17        3.32
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                     4,627       10,591      12,141
Ratio of expenses to average net assets (%)                                                       1.67(5)      1.75        1.79
Ratio of net investment income to average net assets (%)                                          0.84(5)      0.51        0.76
Portfolio turnover rate (%)                                                                         51           64          46

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on May 1, 1998.
(4)   Not annualized.
(5)   Annualized.


56 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     EQTPN  7/01

                                                                    John Hancock
                                                               Focused Small Cap
                                                                     Growth Fund


                                                                      Prospectus


                                                                    July 1, 2001


--------------------------------------------------------------------------------



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                   [LOGO](R)
                                                              ------------------
                                                              JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------


A summary of the fund's        Focused Small Cap Growth Fund                   4
goals, strategies, risks,
performance and expenses.


Policies and instructions for  Your account
opening, maintaining and       Choosing a share class                          6
closing an account.            How sales charges are calculated                6
                               Sales charge reductions and waivers             7
                               Opening an account                              8
                               Buying shares                                   9
                               Selling shares                                 10
                               Transaction policies                           12
                               Dividends and account policies                 12
                               Additional investor services                   13

Further information on the     Fund details
fund.                          Business structure                             14

                               For more information                  back cover

Focused Small Cap Growth Fund


GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization ompanies -- companies in the capitalization range of the Russell 2000 Growth Index. On May 31, 2001, that range was $xx million to $xx billion. The fund utilizes a focused investment strategy and will typically concentrate its investments in 50 to 70 companies.


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings. In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stock and other types of equities, and may invest up to 10% of assets in foreign securities.

The fund may also make limited use of certain derivatives (investments whose value is based on indices or currencies). The fund may not invest more than 5% of assets, at time of purchase, in any one security.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1986

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Equity analyst at Loomis Sayles (1992-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because Class A, Class B and Class C shares are less than a year old, there is not a full year of performance to report.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to movements in the stock market. Because the fund concentrates on smaller companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's investment strategy will influence performance significantly. Small-company stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. Similarly, if the individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Management fee                               0.80%        0.80%        0.80%
Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
Other expenses                               1.49%        1.49%        1.49%
Total fund operating expenses                2.59%        3.29%        3.29%
Expense reimbursement (at least
until 6/30/02)                               1.14%        1.14%        1.14%
Net annual operating expenses                1.45%        2.15%        2.15%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                  Year 1        Year 3
--------------------------------------------------------------------------------

Class A                                                   $640          $1,162
Class B - with redemption                                 $718          $1,206
        - without redemption                              $218          $  906
Class C - with redemption                                 $415          $  997
        - without redemption                              $316          $  997


(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES


Class A
---------------------------------------
Ticker            --
CUSIP             410132765
Newspaper         --
SEC number        811-8852
JH fund number    68

Class B
---------------------------------------
Ticker            --
CUSIP             410132757
Newspaper         --
SEC number        811-8852
JH fund number    168

Class C
---------------------------------------
Ticker            --
CUSIP             410132740
Newspaper         --
SEC number        811-8852
JH fund number    568

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.


Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,000        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%           1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6th year                  none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC
1st year                        1.00%
After 1st year                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o certain John Hancock insurance contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)


Class C shares may be offered without front-end sales charges to various individuals and institutions.


To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

o     non-retirement account: $1,000

o     retirement account: $250

o     group investments: $250

o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an account
              financial representative, or      statement. If no slip is
              mail them to Signature            available, include a note
              Services (address below).         specifying the fund name, your
                                                share class, your account number
                                                and the name(s) in which the
                                                account is registered.

                                              o Deliver the check and your
                                                investment slip or note to your
                                                financial representative, or
                                                mail them to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between funds.
              Services to request an
              exchange.                       o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire the
              application to your financial     amount of your investment to:
              representative, or mail it to      First Signature Bank & Trust
              Signature Services.                Account # 900000260
                                                 Routing # 211475000
            o Obtain your account number by
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and the
              Services.                       name(s) in which the account is
                                              registered. Your bank may charge a
            o Instruct your bank to wire the  fee to wire funds.
              amount of your investment to:
               First Signature Bank & Trust
               Account # 900000260
               Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may charge
            a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction or
                                                complete a stock power
            o Sales of any amount.              indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which the
                                                account is registered and the
                                                dollar value or number of shares
                                                you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from your
            o Sales of up to $100,000.          funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the Internet or
              amount.                           telephone redemption privilege
                                                is in place on an account, or to
            o Requests by Internet or phone     request the form to add it to an
              to sell up to $100,000.           existing account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more will
                                                be wired on the next business
                                                day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus for
                                                the fund into which you are
            o Sales of any amount.              exchanging by Internet or by
                                                calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between your
                                                funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                         Requirements for written requests
                                                                      [Clip Art]
--------------------------------------------------------------------------------

Owners of individual, joint or UGMA/UTMA      o Letter of instruction.
accounts (custodial accounts for minors).
                                              o On the letter, the signatures
                                                and titles of all persons
                                                authorized to sign for the
                                                account, exactly as the account
                                                is registered.

                                              o Signature guarantee if
                                                applicable (see above).

Owners of corporate, sole proprietorship,     o Letter of instruction.
general partner or association accounts.
                                              o Corporate business/organization
                                                resolution, certified within the
                                                past 12 months, or a John
                                                Hancock Funds business/
                                                organization certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust accounts.         o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).

                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a John Hancock Funds
                                                trust certification form.

                                              o Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders with rights of     o Letter of instruction signed by
survivorship whose co-tenants are deceased.     surviving tenant.

                                              o Copy of death certificate.

                                              o Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.             o Letter of instruction signed by
                                                executor.

                                              o Copy of order appointing
                                                executor, certified within the
                                                past 12 months.

                                              o Signature guarantee if
                                                applicable (see above).

Administrators, conservators, guardians and   o Call 1-800-225-5291 for
other sellers or account types not listed       instructions.
above.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.



12 YOUR ACCOUNT

Taxability of dividends Dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's income and short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goals without shareholder approval.

The management firm The fund is managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

                                -----------------
                                  Shareholders
                                -----------------

                                Distribution and
                              shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                     Markets the fund and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------
                                     Asset
                                   management

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the fund's business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                    Custodian

                           Investors Bank & Trust Co.

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the fund's activities.
                      ------------------------------------


14 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock Focused Small Cap Growth Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     260PN  7/01

                                                                    John Hancock
                                                             Institutional Funds

                                                                      Prospectus


                                                                    July 1, 2001


--------------------------------------------------------------------------------

                                         Independence Medium Capitalization Fund
                                                      Independence Balanced Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                   [LOGO](R)
                                                              ------------------
                                                              JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary          Independence Medium Capitalization Fund        4
of goals, strategies, risks,
performance and expenses.       Independence Balanced Fund                     6

Policies and instructions for   Your account
opening, maintaining and        Who can buy shares                             8
closing an account in any       Opening an account                             8
institutional fund.             Buying shares                                  9
                                Selling shares                                10
                                Transaction policies                          12
                                Dividends and account policies                12
                                Business structure                            13

Further information on these    Financial highlights                          14
funds.
                                For more information                  back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

JOHN HANCOCK INSTITUTIONAL FUNDS

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of institutional investors, including 401(k) plan participants, seeking risk-managed investment strategies from seasoned professional portfolio managers.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock institutional funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Independence Medium Capitalization Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return. To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of medium-capitalization stocks. The managers select stocks of medium-capitalization companies from a broader menu of stocks of approximately 550 companies that evolves over time. The portfolio's risk profile is substantially similar to that of the S&P MidCap 400 Index.


For the fund, a medium-capitalization company is one whose capitalization is within the S&P MidCap 400 Index's capitalization range. On May 31, 2001, this index's range was $xx million to $xx billion. Companies whose capitalizations are outside this index's range after purchase also are considered medium-capitalization companies.


The subadviser's investment research team is organized by industry and tracks the companies in the menu to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the S&P MidCap 400 Index, results in a portfolio of approximately 140 to 160 medium-capitalization stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

SUBADVISER


Independence Investment LLC
---------------------------------------


Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

Past Performance

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------


                                         1996     1997    1998    1999    2000
                                        17.10%   33.09%  12.25%  11.04%  17.46%


2001 total return as of March 31: -9.66%
Best quarter: Q4 '99, 18.00% Worst quarter: Q3 '98, -17.08%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------

                                                           Fund         Index
1 year                                                     17.46%       17.51%
5 year                                                     17.94%       20.41%
Life of fund - began 10/2/95                               18.07%       19.67%

Index: Standard & Poor's MidCap 400 Index, an unmanaged index of 400 stocks of medium- capitalization companies.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to stock market movements. Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on large- or small-capitalization stocks.


The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                         0.80%
Other expenses                                                         0.52%
Total fund operating expenses                                          1.32%
Expense reimbursement (at least until 6/30/02)                         0.32%
Net annual operating expenses                                          1.00%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $102         $387         $693         $1,562


1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

---------------------------------------
Ticker            JHMCX
CUSIP             410132872
Newspaper         IndpMdCp
JH fund number    410

Independence Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return through capital appreciation and income. To pursue this goal, the fund invests in a diversified portfolio of investment-grade bonds and primarily large-capitalization stocks. The bond portfolio's risk profile is substantially similar to that of the Lehman Brothers Aggregate Bond Index and the stock portfolio's risk profile is substantially similar to that of the S&P 500 Index. The fund invests at least 25% of assets in senior debt securities and, in normal market conditions, at least 25% of assets in stocks. The managers adjust the fund's asset mix to changing market and economic conditions.

In actively managing the bond portfolio, the managers combine market and individual bond data with management experience to assess the relative value of particular bond market sectors and bonds. These include U.S. government, corporate, mortgage-backed and asset-backed bonds and U.S. dollar denominated foreign bonds. Using this approach, the managers select bonds of any maturity from among these sectors to develop an investment-grade-quality, diversified portfolio with a risk profile substantially similar to that of the Lehman Brothers Aggregate Bond Index.

The fund's bonds will be investment grade, as determined by independent ratings or the managers. The fund may retain bonds downgraded below investment grade.

In actively managing the stock portfolio, the managers select from a large, evolving menu of stocks which they track to develop earnings estimates and growth projections. Using computer models, they rank the stocks by their combination of value and improving fundamentals. Adding a risk/return analysis against the S&P 500 Index results in a portfolio of stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks and bonds.

In abnormal market conditions, the fund may temporarily invest more than 75% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

SUBADVISER


Independence Investment LLC
---------------------------------------


Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------


                                          1996     1997    1998    1999    2000
                                         10.39%   17.42%  21.45%   7.15%  -0.33%


2001 total return as of March 31: -6.00%
Best quarter: Q4 '98, 15.90% Worst quarter: Q3 '98, -6.68%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------


                                                  Fund     Index 1      Index 2
1 year                                            -0.33%   -9.10%        11.63%
5 year                                            10.95%   18.33%         6.46%
Life of fund - began 7/6/95                       11.71%   19.36%         7.01%

Index 1: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. government, corporate, mortgage-backed and asset-backed bonds.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform balanced funds that focus on small- or medium-capitalization stocks for their stock portfolios.


The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Bonds could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility.

o If interest-rate movements cause the fund's mortgage-backed or asset-backed bonds or other callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which may increase its transaction costs, thus lowering performance.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                         0.70%
Other expenses                                                         0.21%
Total fund operating expenses                                          0.91%
Expense reimbursement (at least until 6/30/02)                         0.01%
Net annual operating expenses                                          0.90%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $92          $289          $503         $1,119


FUND CODES

---------------------------------------
Ticker            JHIBX
CUSIP             410132864
Newspaper         IndpBal
JH fund number    436

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

John Hancock institutional funds are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans not affiliated with the adviser.

      o     Certain trusts, endowment funds and foundations.

      o     Banks and insurance companies buying shares for their own account.

      o     Investment companies not affiliated with the adviser.

      o     Any entity that is considered a corporation for tax purposes.

      o Any state, county or city, or its instrumentality, department, authority or agency.

      o Retirement plans of the adviser and its affiliates, including the adviser's affiliated brokers.

Your broker or agent may charge you a fee to effect transactions in fund shares.

John Hancock Funds may pay significant compensation out of its own resources to your broker.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $250,000, unless you invest an aggregate of at least $1 million in any of the institutional funds or any Class I shares. There is no minimum investment for plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. If you have questions or need more information, please contact Signature Services at 1-800-755-4371.

5 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6     Make your initial investment using the table on the next page.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Mail your check and completed   o Fill out the detachable
              application to Signature          investment slip from an account
              Services (address below).         statement. If no slip is
                                                available, include a note
                                                specifying the fund name(s),
                                                your account number and the
                                                name(s) in which the account is
                                                registered.

                                              o Mail your check and investment
                                                slip or note to Signature
                                                Services (address below).

By exchange

[Clip Art]  o Call Signature Services to      o Call Signature Services to
              request an exchange. You may      request an exchange. You may
              only exchange for shares of       only exchange for shares of
              other institutional funds or      other institutional funds or
              Class I shares.                   Class I shares.

By wire

[Clip Art]  o Mail your completed             o Instruct your bank to wire the
              application to Signature          amount of your investment to:
              Services.                          First Signature Bank & Trust
                                                 Account # 900022260
            o Obtain your account number by      Routing # 211475000
              calling Signature Services.
                                              Specify the fund name(s), your
            o Instruct your bank to wire the  account number and the name(s) in
              amount of your investment to:   which the account is registered.
               First Signature Bank & Trust   Your bank may charge a fee to wire
               Account # 900022260            funds.
               Routing # 211475000

            Specify the fund name(s), the
            new account number and the
            name(s) in which the account is
            registered. Your bank may charge
            a fee to wire funds.

By phone

[Clip Art]  See "By wire" and "By exchange."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Invest By Phone"
                                                and "Bank Information" sections
                                                on your account application.

                                              o Call Signature Services to
                                                verify that these features are
                                                in place on your account.

                                              o Tell the Signature Services
                                                representative the fund name(s),
                                                your account number, the name(s)
                                                in which the account is
                                                registered and the amount of
                                                your investment.


--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
--------------------------------------------------------------------------------



                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Sales of any amount; however,   o Write a letter of instruction
              sales of $5 million or more       indicating the fund name, your
              must be made by letter.           account number, the name(s) in
                                                which the account is registered
                                                and the dollar value or number
                                                of shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By phone

[Clip Art]  o Sales of up to $5 million.      o For automated service 24 hours a
                                                day using your touch-tone phone,
                                                call the EASI-Line at
                                                1-800-597-1897.

                                              o To place your request with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire or
                                                by check. A check will be mailed
                                                to the exact name(s) and address
                                                on the account. Redemption
                                                proceeds exceeding $100,000 must
                                                be wired to your designated bank
                                                account.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the telephone
              amount.                           redemption privilege is in place
                                                on an account, or to request the
            o Requests by phone to sell up      forms to add it to an existing
              to $5 million (accounts with      account, call Signature
              telephone redemption              Services.
              privileges).
                                              o Amounts of $5 million or more
                                                will be wired on the next
                                                business day.

                                              o Amounts up to $100,000 may be
                                                sent by EFT or by check. Funds
                                                from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Sales of any amount.            o Obtain a current prospectus for
                                                the fund into which you are
                                                exchanging by calling Signature
                                                Services.

                                              o Call Signature Services to
                                                request an exchange. You may
                                                only exchange for shares of
                                                other institutional funds or
                                                Class I shares.


--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
--------------------------------------------------------------------------------



10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                        Requirements for written requests
                                                                      [Clip Art]
--------------------------------------------------------------------------------

Owners of corporate or association accounts.  o Letter of instruction.

                                              o Corporate resolution, certified
                                                within the past 12 months, or a
                                                business/organization
                                                certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Signature guarantee if
                                                applicable (see above).

Retirement plan or pension trust accounts.    o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).

                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a trust certification
                                                form.

                                              o Signature guarantee if
                                                applicable (see above).

Account types not listed above.               o Call 1-800-755-4371 for
                                                instructions.


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one institutional fund for shares of any other institutional fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every month

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Balanced Fund declares and pays any income dividends quarterly. Medium Capitalization Fund declares and pays any income dividends annually. Capital gains, if any, are distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.



12 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Special investment privilege If you sell your shares as a result of withdrawing from your retirement plan, you will not be able to withdraw the proceeds and reinvest them in fund shares. However, you can reinvest in Class A shares of any John Hancock fund without paying a front-end sales charge. This privilege is available whether you reinvest into a taxable account or roll the proceeds into an IRA. If you reinvest in a taxable account, you may be subject to 20% tax withholding on the amount of your distribution.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.


The subadviser Independence Investment LLC, 53 State Street, Boston, MA 02109.


Management fees The management fees paid to the investment adviser by the John Hancock institutional funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Medium Capitalization                     0.28%
Balanced                                  0.64%


                                                                 YOUR ACCOUNT 13

Financial highlights

--------------------------------------------------------------------------------

These tables detail the performance of each fund's share, including total return information showing how much an investment in the fund has increased or decreased each year.

Independence Medium Capitalization Fund

Figures audited by ________________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                              2/97         2/98         2/99         2/00        2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                      $9.29       $10.45       $13.30       $12.04
Net investment income (loss)(1)                                            0.12         0.09         0.08         0.06
Net realized and unrealized gain (loss) on investments                     1.45         3.69         0.06         1.58
Total from investment operations                                           1.57         3.78         0.14         1.64
Less distributions:
  Dividends from net investment income                                    (0.12)       (0.09)       (0.09)       (0.06)
  Distributions from net realized gain on investments sold                (0.29)       (0.84)       (1.31)       (1.17)
  Total distributions                                                     (0.41)       (0.93)       (1.40)       (1.23)
Net asset value, end of period                                           $10.45       $13.30       $12.04       $12.45
Total investment return at net asset value(2) (%)                         17.19        37.30         0.96        14.18
Total adjusted investment return at net asset value(2,3) (%)              15.49        36.94         0.36        13.66
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              5,240        9,722       10,407       12,422
Ratio of expenses to average net assets (%)                                1.00         1.00         1.00         1.00
Ratio of adjusted expenses to average net assets(4,5) (%)                  2.70         1.36         1.60         1.52
Ratio of net investment income (loss) to average net assets (%)            1.26         0.75         0.59         0.44
Ratio of adjusted net investment income (loss) to average
net assets(4,5) (%)                                                       (0.44)        0.39        (0.01)       (0.08)
Portfolio turnover rate (%)                                                  78           65           67          136
Fee reduction per share(1) ($)                                             0.17         0.04         0.08         0.07

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Assumes dividend reinvestment.

(3) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(4)   Unreimbursed, without fee reduction.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


14 FINANCIAL HIGHLIGHTS

Independence Balanced Fund

Figures audited by __________________________.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                             2/97         2/98         2/99         2/00        2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $9.25        $9.94       $11.42       $11.99
Net investment income (loss)(1)                                           0.38         0.38         0.26         0.27
Net realized and unrealized gain (loss) on investments                    0.73         1.60         1.37        (0.02)
Total from investment operations                                          1.11         1.98         1.63         0.25
Less distributions:
  Dividends from net investment income                                   (0.34)       (0.35)       (0.29)       (0.28)
  Distributions from net realized gain on investments sold               (0.08)       (0.15)       (0.77)       (0.84)
  Total distributions                                                    (0.42)       (0.50)       (1.06)       (1.12)
Net asset value, end of period                                           $9.94       $11.42       $11.99       $11.12
Total investment return at net asset value(2) (%)                        12.36        20.44        14.50         1.83
Total adjusted investment return at net asset value(2,3) (%)             11.62        20.28        14.45         1.77
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            13,093       77,116       82,969       60,649
Ratio of expenses to average net assets (%)                               0.90         0.90         0.90         0.90
Ratio of adjusted expenses to average net assets(4,5) (%)                 1.64         1.06         0.95         0.96
Ratio of net investment income (loss) to average net assets (%)           3.96         3.52         2.26         2.26
Ratio of adjusted net investment income (loss) to average net
assets(4,5) (%)                                                           3.22         3.36         2.21         2.20
Portfolio turnover rate (%)                                                149          224          158          268
Fee reduction per share(1) ($)                                            0.07         0.02         0.01         0.01

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Assumes dividend reinvestment.

(3) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(4)   Unreimbursed, without fee reduction.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                         FINANCIAL HIGHLIGHTS 15

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock institutional funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:


By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000

Boston, MA 02217-2000

By phone: 1-800-755-4371

By EASI-Line: 1-800-597-1897


By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number: 811-8852

[LOGO](R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     KI0PN  7/01

                                                                    John Hancock
                                                             Institutional Funds
                                                                         Class P

                                                                      Prospectus


                                                                    July 1, 2001


--------------------------------------------------------------------------------

                                    Independence Diversified Core Equity Fund II

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                       [LOGO](R)
                                                              ------------------
                                                              JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A summary of the fund's goals,   Independence Diversified Core Equity Fund II  4
strategies, risks, performance
and expenses.

Policies and instructions for    Your account
opening, maintaining and
closing an account.              Understanding your expenses                   6
                                 Opening an account                            6
                                 Buying shares                                 7
                                 Selling shares                                8
                                 Transaction policies                         10
                                 Dividends and account policies               10
                                 Additional investor services                 11

Further information on the       Fund details
fund.
                                 Business structure                           12

                                 For more information                 back cover

Independence Diversified Core Equity Fund II

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return, consisting of capital appreciation and income. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks. The portfolio's risk profile is substantially similar to that of the S&P 500 Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the S&P 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the S&P 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER


Independence Investment LLC
--------------------------------


Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser


PAST PERFORMANCE

[Clip Art] The graph shows the fund's total return, while the table shows performance over time along with a broad-based market index for reference. This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class P year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                         2000

                                                                         -33.64%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, x.xx% Worst quarter: Q3 '98, x.xx%

--------------------------------------------------------------------------------
Class P average annual total returns-- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Fund         Index
1 year                                                      -33.64%      -9.10%
Life of Class P - began 10/1/99                             -24.91%       3.51%

Index:  Standard &Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.


Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium-capitalization stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES


[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses (1)
--------------------------------------------------------------------------------


Management fee                                                         0.50%
Distribution and service (12b-1) fees                                  0.25%
Other expenses                                                         0.20%
Total fund operating expenses(2)                                       0.95%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.
--------------------------------------------------------------------------------
Expenses                         Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------


Class P                          $97          $303         $525         $1,166


Class P
----------------------------
Ticker         --
CUSIP          410132773
Newspaper      --
Fund number    280

(1)   A $4.00 fee may be charged for wire redemptions.


(2) The adviser has agreed to limit the fund's expenses, excluding 12b-1 fees, to 0.70% of the fund's average daily net assets (at least until 6/30/02). The fund's expenses shown above, excluding 12b-1 fees, are below 0.70%. If the expenses, exclusive of 12b-1 fees, were to exceed 0.70%, the total fund operating expenses would be limited to 0.95%.

Your account

--------------------------------------------------------------------------------
UNDERSTANDING YOUR EXPENSES

The fund's expenses are to pay the operating costs of the fund. Some of these costs include:

o     portfolio management

o     custody services

o     transfer agent services

The Class P shares have a Rule 12b-1 plan that allows them to pay fees for the sales, distribution and service of these shares.

--------------------------------------------------------------------------------
Class P
--------------------------------------------------------------------------------

o     No sales charges; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 0.25%.

Your broker receives a percentage of these fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2     Determine how much you want to invest.

      o     minimum initial investment: $1,000

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


6  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clip Art]     o  Make out a check for the        o  Make out a check for the
                  investment amount,                 investment amount
                  payable to "John Hancock           payable to "John Hancock
                  Signature Services,                Signature Services,
                  Inc."                              Inc."

               o  Deliver the check and           o  Fill out the detachable
                  your completed                     investment slip from an
                  application to your                account statement. If no
                  financial                          slip is available,
                  representative, or mail            include a note
                  them to Signature                  specifying the fund
                  Services (address                  name, your share class,
                  below).                            your account number and
                                                     the name(s) in which the
                                                     account is registered.

                                                  o  Deliver the check and
                                                     your investment slip or
                                                     note to your financial
                                                     representative, or mail
                                                     them to Signature
                                                     Services (address
                                                     below).

By exchange

[Clip Art]     o  Call your financial             o  Call your financial
                  representative or                  representative or
                  Signature Services to              Signature Services to
                  request an exchange.               request an exchange.

By wire

[Clip Art]     o  Deliver your completed          o  Instruct your bank to
                  application to your                wire the amount of your
                  financial                          investment to:
                  representative, or mail              First Signature Bank
                  it to Signature                      & Trust
                  Services.                            Account # 900000260
                                                       Routing # 211475000
               o  Obtain your account
                  number by calling your          Specify the fund name, your
                  financial representative        share class, your account
                  or Signature Services.          number and the name(s) in
                                                  which the account is
               o  Instruct your bank to           registered. Your bank may
                  wire the amount of your         charge a fee to wire funds.
                  investment to:
                    First Signature Bank
                    & Trust
                    Account # 900000260
                    Routing # 211475000

               Specify the fund name, your
               choice of share class, the
               new account number and the
               name(s) in which the
               account is registered. Your
               bank may charge a fee to
               wire funds.


By phone

[Clip Art]     See "By wire" and "By              o  Verify that your bank or
               exchange."                            credit union is a member
                                                     of the Automated
                                                     Clearing House (ACH)
                                                     system.

                                                  o  Complete the "Invest By
                                                     Phone" and "Bank
                                                     Information" sections on
                                                     your account
                                                     application.

                                                  o  Call Signature Services
                                                     to verify that these
                                                     features are in place on
                                                     your account.

                                                  o  Tell the Signature
                                                     Services representative
                                                     the fund name, your
                                                     share class, your
                                                     account number, the
                                                     name(s) in which the
                                                     account is registered
                                                     and the amount of your
                                                     investment.

-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
-----------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT  7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                  To sell some or all of your shares

By letter

[Clip Art]     o  Accounts of any type.      o  Write a letter of
                                                instruction or complete
               o  Sales of any amount.          a stock power indicating
                                                the fund name, your
                                                share class, your
                                                account number, the
                                                name(s) in which the
                                                account is registered
                                                and the dollar value or
                                                number of shares you
                                                wish to sell.

                                             o  Include all signatures
                                                and any additional
                                                documents that may be
                                                required (see next
                                                page).

                                             o  Mail the materials to
                                                Signature Services.

                                             o  A check will be mailed
                                                to the name(s) and
                                                address in which the
                                                account is registered,
                                                or otherwise according
                                                to your letter of
                                                instruction.

By phone

[Clip Art]     o  Most accounts.             o  For automated service 24
                                                hours a day using your
               o  Sales of up to $100,000.      touch-tone phone, call
                                                the EASI-Line at
                                                1-800-338-8080.

                                             o  To place your order,
                                                call your financial
                                                representative or
                                                Signature Services
                                                between 8 A.M. and 4
                                                P.M. Eastern Time on
                                                most business days.

By wire or electronic funds transfer (EFT)

[Clip Art]     o  Requests by letter to      o  To verify that the
                  sell any amount               telephone redemption
                  (accounts of any type).       privilege is in place on
                                                an account, or to
               o  Requests by phone to          request the form to add
                  sell up to $100,000           it to an existing
                  (accounts with telephone      account, call Signature
                  redemption privileges).       Services.

                                             o  Amounts of $1,000 or
                                                more will be wired on
                                                the next business day. A
                                                $4 fee will be deducted
                                                from your account.

                                             o  Amounts of less than
                                                $1,000 may be sent by
                                                EFT or by check. Funds
                                                from EFT transactions
                                                are generally available
                                                by the second business
                                                day. Your bank may
                                                charge a fee for this
                                                service.
By exchange

[Clip Art]     o  Accounts of any type.      o  Obtain a current
                                                prospectus for the fund
               o  Sales of any amount.          into which you are
                                                exchanging by calling
                                                your financial
                                                representative or
                                                Signature Services.

                                             o  Call your financial
                                                representative or
                                                Signature Services to
                                                request an exchange.


8  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                       Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or               o  Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                        o  On the letter, the
                                                signatures and titles of
                                                all persons authorized
                                                to sign for the account,
                                                exactly as the account
                                                is registered.

                                             o  Signature guarantee if
                                                applicable (see above).


Owners of corporate, sole                    o  Letter of instruction.
proprietorship, general partner or
association accounts.                        o  Corporate
                                                resolution/organization
                                                resolution, certified
                                                within the past 12
                                                months, or a
                                                business/organization
                                                certification form.

                                             o  On the letter and the
                                                resolution, the
                                                signature of the
                                                person(s) authorized to
                                                sign for the account.

                                             o  Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust                  o  Letter of instruction.
accounts.
                                             o  On the letter, the
                                                signature(s) of the
                                                trustee(s).

                                             o  Copy of the trust
                                                document certified
                                                within the past 12
                                                months or a trust
                                                certification form.

                                             o  Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders with              o  Letter of instruction
rights of survivorship whose                    signed by surviving
co-tenants are deceased.                        tenant.

                                             o  Copy of death
                                                certificate.

                                             o  Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.            o  Letter of instruction
                                                signed by executor.

                                             o  Copy of order appointing
                                                executor, certified
                                                within the past 12
                                                months.

                                             o  Signature guarantee if
                                                applicable (see above).

Administrators, conservators,                o  Call 1-800-225-5291 for
guardians and other sellers or                  instructions.
account types not listed above.

-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
-----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                 YOUR ACCOUNT  9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund declares and pays any income dividends quarterly. Capital gains dividends, if any, are distributed annually.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you


10  YOUR ACCOUNT
sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. Your account will not be closed if its drop in value is due to fund performance.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


                                                                YOUR ACCOUNT  11

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change this fund's investment goals without shareholder approval.


Management fees For the fiscal year ended February 29, 2001, the fund paid the investment adviser management fees at an annual rate of 0.50% of the fund's net assets.


The management firm The fund is managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

                            -----------------------
                                  Shareholders
                            -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------

               ---------------------------------------------------
                              Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------

               ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  Management


               ---------------------------------------------------
                                   Subadviser

                           Independent Investment LLC
                                 53 State Street
                                Boston, MA 02109
               ---------------------------------------------------


               ---------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Custodian

                           Investors Bank & Trust Co.

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
               ---------------------------------------------------


12  FUND DETAILS

Financial highlights

--------------------------------------------------------------------------------

This table details the performance of the fund's Class P shares, including total return information showing how much an investment in the fund has increased or decreased since inception.

Independence Diversified Core Equity Fund II

Financial highlights are unaudited.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                                                     2/00(1)   2/01
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                            $15.81
Net investment income (loss)(2)                                                                                   0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions                          0.21
Total from investment operations                                                                                  0.22
Less distributions:
  Dividends from net investment income                                                                           (0.01)
  Distribution in excess of net investment income                                                                (0.01)
  Distributions from net realized gain on investments sold and foreign currency transactions                     (1.80)
  Total distributions                                                                                            (1.82)
Net asset value, end of period                                                                                  $14.21
Total investment return at net asset value(3) (%)                                                                 0.60(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                        22
Ratio of expenses to average net assets (%)                                                                       0.89(5)
Ratio of net investment income (loss) to average net assets (%)                                                   0.20(5)
Portfolio turnover rate (%)                                                                                         69

(1)   Began operations on October 1, 1999.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Assumes dividend reinvestment.

(4)   Not annualized.

(5)   Annualized.



                                                         FINANCIAL HIGHLIGHTS 13

--------------------------------------------------------------------------------


For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock institutional funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number: 811-8852

[LOGO](R)
John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.    KGIPN 7/01

                                                                    John Hancock
                                                             Institutional Funds

                                                                      Prospectus


                                                                    July 1, 2001


--------------------------------------------------------------------------------

                                                                Active Bond Fund
                                                        Dividend Performers Fund
                                               Medium Capitalization Growth Fund
                                                 Small Capitalization Value Fund
                                                   Focused Small Cap Growth Fund
                                     (formerly Small Capitalization Growth Fund)
                                                       International Equity Fund

KB0PN 7/01
Draft 4/20/01

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                   [LOGO](R)
                                                              ------------------
                                                              JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary           Active Bond Fund                             4
of goals, strategies, risks,
performance and expenses.        Dividend Performers Fund                     6

                                 Medium Capitalization Growth Fund            8

                                 Small Capitalization Value Fund             10

                                 Focused Small Cap Growth Fund               12

                                 International Equity Fund                   14

Policies and instructions for    Your account
opening, maintaining and         Who can buy shares                          16
closing an account in any        Opening an account                          16
institutional fund.              Buying shares                               17
                                 Selling shares                              18
                                 Transaction policies                        20
                                 Dividends and account policies              20
                                 Business structure                          21

Further information on the       Financial highlights                        22
institutional funds.
                                 For more information                back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

JOHN HANCOCK INSTITUTIONAL FUNDS

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of institutional investors, including 401(k) plan participants, seeking risk-managed investment strategies from seasoned professional portfolio managers.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock institutional funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Active Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high rate of total return consistent with prudent investment risk. To pursue this goal, the fund normally invests 80% of assets in a diversified portfolio of investment-grade debt securities. These include corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment-grade, although the fund may invest up to 20% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers. These may include bonds of foreign governments and companies which are usually U.S. dollar-denominated.

The fund uses a disciplined, risk-controlled approach to fixed income management. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund intends to keep its exposure to interest rate movements generally in line with that of the markets in which it invests.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

PORTFOLIO MANAGERS

James K. Ho, CFA
---------------------------------------
Executive vice president of adviser
Joined team in 1995
Joined adviser in 1985
Began business career in 1977

Benjamin A. Matthews
---------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1995
Began business career in 1970

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                         1996     1997    1998    1999    2000
                                         4.78%   10.39%   8.97%  -0.41%  11.51%


2001 total return as of March 31: xx%
Best quarter: Q3 '98, 4.09%  Worst quarter: Q1 '96, -0.93%


--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                              Fund      Index
1 year                                                        11.51%    11.85%
5 year                                                        6.96%      6.24%
Life of fund - began 3/30/95                                  7.59%      7.76%

Index: Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors that influence this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. An increase in the fund's average maturity will normally increase its sensitivity to changes in interest rates.

The fund could lose money if the credit ratings of any bonds it owns are downgraded or the issuers default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a rising interest rate environment, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on individual securities in the portfolio do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                         0.50%
Other expenses                                                         1.53%
Total fund operating expenses                                          2.03%
Expense reimbursement (at least until 6/30/02)                         1.43%
Net annual operating expenses                                          0.60%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------


                                $61          $498          $961       $2,244


FUND CODES

---------------------------------------
Ticker            JHABX
CUSIP             410132203
Newspaper         ActiveBd
JH fund number    421

Dividend Performers Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital with income as a secondary objective. To pursue this goal, the fund normally invests at least 80% of assets in a diversified portfolio of U.S. stocks with market capitalizations within the range of the Standard & Poor's 500 Stock Index. On May 31, 2001, that range was $xx billion to $xx billion.


The managers normally invest at least 65% of assets in "dividend performers." These are companies that have typically increased their dividend payments steadily for ten years.

The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large market capitalizations.

The fund may not invest more than 5% of assets, at time of purchase, in any one security. The fund typically invests in U.S. companies but may invest in American Depositary Receipts. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined team in 1995
Joined adviser in 1991
Began business career in 1971


Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
  Terker & Co. (1984-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------


                                         1996     1997    1998    1999    2000
                                        18.56%   34.33%  17.96%  13.38%  -0.62%


2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 20.75% Worst quarter: Q3 '98, -11.46%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------


                                                           Fund         Index
1 year                                                     -0.62%       -9.10%
5 year                                                     16.18%       18.33%
Life of fund - began 3/30/95                               17.29%       20.27%

Index:  Standard &Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.


The fund's investment strategy will influence performance significantly. Large-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                         0.60%
Other expenses                                                         0.48%
Total fund operating expenses                                          1.08%
Expense reimbursement (at least until 6/30/02)                         0.38%
Net annual operating expenses                                          0.70%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------


                                $72          $306         $559         $1,283


FUND CODES

---------------------------------------
Ticker            JHDPX
CUSIP             410132104
Newspaper         DivPerf
JH fund number    442

Medium Capitalization Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium capitalization companies -- companies in the capitalization range of the Russell Midcap Growth Index. On May 31, 2001, that range was $x.xx billion to $x.xx billion.


In managing the portfolio, the manager seeks to identify promising sectors for investment. The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

Quantitative screens identify companies with at least 15% annual earnings growth, expanding profit margins and projected price/earnings ratios below their earnings growth rate.

The manager conducts fundamental analysis to identify companies with a dominant market position and a strong management team. Before investing, the manager looks for a specific catalyst for growth, such as a new product or business reorganization. The management team generally maintains personal contact with the senior management of the companies in which the fund invests.

The fund may invest up to 10% of assets in foreign securities. It may also use certain derivatives (investments whose value is based on indexes or currencies).

The fund may not invest more than 5% of assets, at time of purchase, in any one security.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Barbara C. Friedman, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Head of mid-cap equity group
 at Fleet Investment Advisors
 (1996-1997)
Began business career in 1973

Timothy N. Manning
---------------------------------------
Joined fund team in 2000
Joined adviser in 2000
Analyst at State Street Research
 (1999-2000)
Equity research associate at
 State Street Research
 (1996-1999)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------

                                         1996     1997    1998    1999    2000
                                        31.55%    3.61%   7.35%  60.19%  -13.11%

2001 total return as of March 31: xx.xx%
Best quarter: Q4 '99, 45.24% Worst quarter: Q3 '98, -20.97%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     -13.11%      -11.75%
5 year                                                     15.29%        17.77%
Life of fund - began 4/11/95                               17.03%        19.14%*


Index: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

* Index figure as of 3/31/95.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.


Stocks of medium-capitalization companies may be more volatile than those of larger companies. Similarly, medium-capitalization stocks are generally traded in lower volumes than large-capitalization stocks.

The fund's investment strategy will influence performance significantly. Medium-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. Similarly, if industries or individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                         0.80%
Other expenses                                                         0.35%
Total fund operating expenses                                          1.15%
Expense reimbursement (at least until 6/30/02)                         0.15%
Net annual operating expenses                                          1.00%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------

                                $102          $351         $619         $1,384


FUND CODES

---------------------------------------
Ticker            HMSGX
CUSIP             410132401
Newspaper         MdCapGr
JH fund number    439

Small Capitalization Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies -- companies in the capitalization range of the Russell 2000 Index. On May 31, 2001, that range was $x.xx billion to $x.xx billion.


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The managers use fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets, at time of purchase, in any one security.

The fund invests primarily in stocks of U.S. companies, but may invest up to 15% of assets in a basket of foreign securities and bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

The fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita &
 Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo & Van Otterloo (1993-1996)
Began business career in 1993


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------

                                         1996     1997    1998    1999     2000
                                        15.60%   29.12%   0.30%  101.91%  -4.30%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '99, 46.48% Worst quarter: Q3 '98, -22.63%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                               Fund      Index 1       Index 2
1 year                                         -4.30%     -3.02%        22.83%
5 year                                         23.67%     10.31%        12.60%
Life of fund - began 4/19/95                   21.74%     12.80%        14.48%


Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.

Index 2: Russell 2000 Value Index, an unmanaged index containing those stocks from the Russell 2000 Index with a value orientation.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market. Because the fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.


Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's investment strategy will influence performance significantly. Small-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, value stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on growth stocks. Similarly, if industries or individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o The credit rating of any bonds held by the fund could be downgraded, or the issuer could default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================
YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                         0.70%
Other expenses                                                         0.34%
Total fund operating expenses                                          1.04%
Expense reimbursement (at least until 6/30/02)                         0.24%
Net annual operating expenses                                          0.80%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------


                                $82          $307         $551         $1,249


FUND CODES

---------------------------------------
Ticker            JHFVX
CUSIP             410132500
Newspaper         SmCpVal
JH fund number    437

Focused Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies -- companies in the capitalization range of the Russell 2000 Growth Index. On May 31, 2001, that range was $x.xx billion to $x.xx billion. The fund utilizes a focused investment strategy and will typically concentrate its investments in 50 to 70 companies.


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stock and other types of equities, and may invest up to 10% of assets in foreign securities.


The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies). The fund may not invest more than 5% of assets, at time of purchase, in any one security.


Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS


Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began business career in 1986

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
Began business career in 1984


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                  1997    1998    1999    2000
                                                 14.86%  16.54%  77.12%  -23.10%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '99, 47.34% Worst quarter: Q3 '98, -21.25%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Class I      Index
1 year                                                     -23.10%      -22.43%
Life of Class I - began 5/2/96                             16.86%         4.58%


Index: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market. Because the fund concentrates on smaller companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.


Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.


The fund's investment strategy will influence performance significantly. Small-company stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. Similarly, if the individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                         0.80%
Other expenses                                                         1.24%
Total fund operating expenses                                          2.04%
Expense reimbursement (at least until 6/30/02)                         1.14%
Net annual operating expenses                                          0.90%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $92          $529         $993       $2,278

FUND CODES

Class I

---------------------------------------
Ticker            JCGYX
CUSIP             410132856
Newspaper         --
JH fund number    418

International Equity Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in stocks of foreign companies. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

Although the fund invests primarily in common stocks, it may invest in virtually any type of equity security. To manage risk, the fund does not invest more than 5% of assets, at time of purchase, in any one security. The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.


================================================================================

SUBADVISER


Nicholas-Applegate
Capital Management
---------------------------------------
U.S.-based team responsible for
day-to-day investment manage-
ment since December 2000


Supervised by the adviser

Founded in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------

                                         1996     1997    1998    1999     2000
                                         8.49%   -7.34%  18.77%  34.52%  -25.60%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '99, 26.62% Worst quarter: Q3 '98, -17.16%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     -25.60%      -16.34%
5 year                                                     3.62%          4.89%
Life of fund - began 3/30/95                               4.29%          5.86%


Index: MSCI All Country World Ex-U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

MAIN RISKS


[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.


The fund's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if the individual securities or industries do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Emerging market securities, derivatives and other higher-risk securities can be hard to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                         0.90%
Other expenses                                                         2.56%
Total fund operating expenses                                          3.46%
Expense reimbursement (at least until 6/30/02)                         2.46%
Net annual operating expenses                                          1.00%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $102         $833         $1,586       $3,574

FUND CODES

---------------------------------------
Ticker            JHIEX
CUSIP             410132609
Newspaper         IntlEq
JH fund number    448

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

John Hancock institutional funds are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans not affiliated with the adviser.

      o     Certain trusts, endowment funds and foundations.

      o     Banks and insurance companies buying shares for their own account.

      o     Investment companies not affiliated with the adviser.

      o     Any entity that is considered a corporation for tax purposes.

      o Any state, county or city, or its instrumentality, department, authority or agency.

      o Retirement plans of the adviser and its affiliates, including the adviser's affiliated brokers.

John Hancock Funds may pay significant compensation out of its own resources to your broker.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $250,000, unless you invest an aggregate of at least $1 million in any of the institutional funds or any Class I shares. There is no minimum investment for plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. If you have questions or need more information, please contact Signature Services at 1-800-755-4371.

5 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6     Make your initial investment using the table on the next page.


16 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Mail your check and completed   o Fill out the detachable
              application to Signature          investment slip from an account
              Services (address below).         statement. If no slip is
                                                available, include a note
                                                specifying the fund name(s),
                                                your account number and the
                                                name(s) in which the account is
                                                registered.

                                              o Mail your check and investment
                                                slip or note to Signature
                                                Services (address below).

By exchange

[Clip Art]  o Call Signature Services to      o Call Signature Services to
              request an exchange. You may      request an exchange. You may
              only exchange for shares of       only exchange for shares of
              other institutional funds or      other institutional funds or
              Class I shares.                   Class I shares.

By wire

[Clip Art]  o Mail your completed             o Instruct your bank to wire the
              application to Signature          amount of your investment to:
              Services.                          First Signature Bank & Trust
                                                 Account # 900022260
            o Obtain your account number by      Routing # 211475000
              calling Signature Services.
                                              Specify the fund name(s), your
            o Instruct your bank to wire the  account number and the name(s) in
              amount of your investment to:   which the account is registered.
               First Signature Bank & Trust   Your bank may charge a fee to wire
               Account # 900022260            funds.
               Routing # 211475000

            Specify the fund name(s), the
            new account number and the
            name(s) in which the account is
            registered. Your bank may charge
            a fee to wire funds.

By phone

[Clip Art]  See "By wire" and "By exchange."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Invest By Phone"
                                                and "Bank Information" sections
                                                on your account application.

                                              o Call Signature Services to
                                                verify that these features are
                                                in place on your account.

                                              o Tell the Signature Services
                                                representative the fund name(s),
                                                your account number, the name(s)
                                                in which the account is
                                                registered and the amount of
                                                your investment.


--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
--------------------------------------------------------------------------------



                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Sales of any amount; however,   o Write a letter of instruction
              sales of $5 million or more       indicating the fund name, your
              must be made by letter.           account number, the name(s) in
                                                which the account is registered
                                                and the dollar value or number
                                                of shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By phone

[Clip Art]  o Sales of up to $5 million.      o For automated service 24 hours a
                                                day using your touch-tone phone,
                                                call the EASI-Line at
                                                1-800-597-1897.

                                              o To place your request with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire or
                                                by check. A check will be mailed
                                                to the exact name(s) and address
                                                on the account. Redemption
                                                proceeds exceeding $100,000 must
                                                be wired to your designated bank
                                                account.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the telephone
              amount.                           redemption privilege is in place
                                                on an account, or to request the
            o Requests by phone to sell up      forms to add it to an existing
              to $5 million (accounts with      account, call Signature
              telephone redemption              Services.
              privileges).
                                              o Amounts of $5 million or more
                                                will be wired on the next
                                                business day.

                                              o Amounts up to $100,000 may be
                                                sent by EFT or by check. Funds
                                                from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Sales of any amount.            o Obtain a current prospectus for
                                                the fund into which you are
                                                exchanging by calling Signature
                                                Services.

                                              o Call Signature Services to
                                                request an exchange. You may
                                                only exchange for shares of
                                                other institutional funds or
                                                Class I shares.


--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
--------------------------------------------------------------------------------



18 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                        Requirements for written requests
                                                                      [Clip Art]
--------------------------------------------------------------------------------

Owners of corporate or association accounts.  o Letter of instruction.

                                              o Corporate resolution, certified
                                                within the past 12 months, or a
                                                business/organization
                                                certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Signature guarantee if
                                                applicable (see above).

Retirement plan or pension trust accounts.    o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).

                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a trust certification
                                                form.

                                              o Signature guarantee if
                                                applicable (see above).

Account types not listed above.               o Call 1-800-755-4371 for
                                                instructions.


                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one institutional fund for shares of any other institutional fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every month

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Active Bond Fund declares income dividends daily and pays them monthly. Your income dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold. Dividend Performers Fund declares and pays any income dividends quarterly. All other funds declare and pay any income dividends annually. Capital gains, if any, are typically distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of



20 YOUR ACCOUNT
your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Special investment privilege If you sell your shares as a result of withdrawing from your retirement plan, you will not be able to withdraw the proceeds and reinvest them in fund shares. However, you can reinvest in Class A shares of any John Hancock fund without paying a front-end sales charge. This privilege is available whether you reinvest into a taxable account or roll the proceeds into an IRA. If you reinvest in a taxable account, you may be subject to 20% tax withholding on the amount of your distribution.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.


The subadviser for the International Equity Fund Nicholas-Applegate Capital Management, 600 West Broadway, Suite 2900, San Diego, California 92101.


Management fees The management fees paid to the investment adviser by the John Hancock institutional funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Active Bond                               0.00%
Dividend Performers                       0.25%
Medium Capitalization Growth              0.42%
Small Capitalization Value                0.02%
Focused Small Cap Growth                  0.00%
International Equity                      0.00%


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share, including total return information showing how much an investment in the fund has increased or decreased each year.

Active Bond Fund

Figures audited by ________________________.


------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                         2/97        2/98           2/99           2/00         2/01
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $8.64       $8.54          $8.83          $8.59
Net investment income (loss)(1)                                       0.60        0.59           0.56           0.58
Net realized and unrealized gain (loss) on investments               (0.09)       0.34          (0.02)         (0.43)
Total from investment operations                                      0.51        0.93           0.54           0.15
Less distributions:
  Dividends from net investment income                               (0.60)      (0.59)         (0.56)         (0.58)
  Distributions in excess of net investment income                      --       (0.00)(2)      (0.00)(2)      (0.00)(2)
  Distributions from net realized gain on investments sold           (0.01)      (0.05)         (0.22)         (0.02)
  Total distributions                                                (0.61)      (0.64)         (0.78)         (0.60)
Net asset value, end of period                                       $8.54       $8.83          $8.59          $8.14
Total investment return at net asset value(3) (%)                     6.17       11.25           6.24           1.83
Total adjusted investment return at net asset value(3,4) (%)          2.72        9.21           4.51          (0.50)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         2,191       5,158          5,686          4,222
Ratio of expenses to average net assets (%)                           0.60        0.60           0.60           0.60
Ratio of adjusted expenses to average net assets(5,6) (%)             4.05        2.64           2.33           2.93
Ratio of net investment income (loss) to average net assets (%)       7.10        6.78           6.36           6.88
Ratio of adjusted net investment income (loss) to average
net assets(5,6) (%)                                                   3.65        4.74           4.63           4.55
Portfolio turnover rate (%)                                            136         230            356            301
Fee reduction per share(1) ($)                                        0.30        0.18           0.15           0.19

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Less than $0.01 per share.

(3)   Assumes dividend reinvestment.

(4) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(5)   Unreimbursed, without fee reduction.

(6) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


22 FINANCIAL HIGHLIGHTS

Dividend Performers Fund

Figures audited by ______________________.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                          2/97         2/98         2/99         2/00         2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $10.15       $11.91       $14.92       $14.46
Net investment income (loss)(1)                                        0.21         0.18         0.15         0.11
Net realized and unrealized gain (loss) on investments                 1.92         3.92         1.04         0.60
Total from investment operations                                       2.13         4.10         1.19         0.71
Less distributions:
  Dividends from net investment income                                (0.18)       (0.17)       (0.15)       (0.11)
  Distributions from net realized gain on investments sold            (0.19)       (0.92)       (1.50)       (1.55)
  Total distributions                                                 (0.37)       (1.09)       (1.65)       (1.66)
Net asset value, end of period                                       $11.91       $14.92       $14.46       $13.51
Total investment return at net asset value(2) (%)                     21.26        35.55         7.97         4.17
Total adjusted investment return at net asset value(2,3) (%)          20.07        35.23         7.72         3.82
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          8,668       20,884       17,743       14,863
Ratio of expenses to average net assets (%)                            0.70         0.70         0.70         0.70
Ratio of adjusted expenses to average net assets(4,5) (%)              1.89         1.02         0.95         1.05
Ratio of net investment income (loss) to average net assets (%)        1.94         1.31         0.95         0.71
Ratio of adjusted net investment income (loss) to average
net assets(4,5) (%)                                                    0.75         0.99         0.70         0.36
Portfolio turnover rate (%)                                              37           77           64           46
Fee reduction per share(1) ($)                                         0.13         0.04         0.04         0.05

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Assumes dividend reinvestment.

(3) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(4)   Unreimbursed, without fee reduction.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                         FINANCIAL HIGHLIGHTS 23

Medium Capitalization Growth Fund

Figures audited by ________________________.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                            2/97         2/98          2/99         2/00        2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $10.69       $12.67        $13.51       $10.99
Net investment income (loss)(1)                                          0.01         0.00(2)      (0.02)       (0.05)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                        2.02         2.06         (0.68)       10.71
Total from investment operations                                         2.03         2.06         (0.70)       10.66
Less distributions:
  Dividends from net investment income                                     --        (0.00)(2)        --           --
  Distributions from net realized gain on investments sold              (0.05)       (1.22)        (1.72)       (0.55)
  Distributions in excess of net realized gain on investments sold         --           --         (0.10)          --
  Total distributions                                                   (0.05)       (1.22)        (1.82)       (0.55)
Net asset value, end of period                                         $12.67       $13.51        $10.99       $21.10
Total investment return at net asset value(3) (%)                       19.00        17.39         (5.34)       98.13
Total adjusted investment return at net asset value(3,4) (%)            18.48        17.19         (5.55)       97.75
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           29,085       40,302        16,687       36,893
Ratio of expenses to average net assets (%)                              0.90         0.90          0.90         0.90(5)
Ratio of adjusted expenses to average net assets(6,7) (%)                1.42         1.10          1.11         1.28
Ratio of net investment income (loss) to average net assets (%)          0.06         0.03         (0.13)       (0.37)
Ratio of adjusted net investment income (loss) to average
net assets(6,7) (%)                                                     (0.46)       (0.17)        (0.34)       (0.75)
Portfolio turnover rate (%)                                               281          341           116          153
Fee reduction per share(1) ($)                                           0.06         0.03          0.03         0.05

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Less than $0.01 per share.

(3)   Assumes dividend reinvestment.

(4) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(5) Expense ratio does not include interest expense due to bank loans, which amounted to 0.01% for the year ended February 29, 2000.

(6)   Unreimbursed, without fee reduction.

(7) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


24 FINANCIAL HIGHLIGHTS

Small Capitalization Value Fund

Figures audited by __________________________.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                             2/97         2/98         2/99         2/00        2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $9.09        $9.38       $11.74        $9.16
Net investment income (loss)(1)                                           0.14         0.07         0.05         0.05
Net realized and unrealized gain (loss) on investments                    1.08         3.65        (1.23)       10.96
Total from investment operations                                          1.22         3.72        (1.18)       11.01
Less distributions:
  Dividends from net investment income                                   (0.12)       (0.10)       (0.04)       (0.06)
  Distributions from net realized gain on investments sold               (0.81)       (1.26)       (1.20)       (2.02)
  Distributions in excess of net realized gain on investments sold          --           --        (0.16)          --
  Total distributions                                                    (0.93)       (1.36)       (1.40)       (2.08)
Net asset value, end of period                                           $9.38       $11.74        $9.16       $18.09
Total investment return at net asset value(2) (%)                        13.78        41.81        (9.46)      124.33
Total adjusted investment return at net asset value(2,3) (%)             12.75        41.19       (10.12)      123.65
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             6,011        9,549        7,418       24,259
Ratio of expenses to average net assets (%)                               0.80         0.80         0.80         0.80
Ratio adjusted expenses to average net assets(4,5) (%)                    1.83         1.42         1.46         1.48
Ratio of net investment income (loss) to average net assets (%)           1.46         0.62         0.45         0.37
Ratio of adjusted net investment income (loss) to average
net assets(4,5) (%)                                                       0.43           --        (0.21)       (0.31)
Portfolio turnover rate (%)                                                 96          216          126          104
Fee reduction per share(1) ($)                                            0.10         0.07         0.07         0.09

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Assumes dividend reinvestment.

(3) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(4)   Unreimbursed, without fee reduction.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                         FINANCIAL HIGHLIGHTS 25

Small Capitalization Growth Fund

Figures audited by ________________________.

-----------------------------------------------------------------------------------------------------------------------------------
Class I - Period ended:                                               2/97(1)        2/98           2/99        2/00        2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $8.50          $9.24         $11.74      $11.65
Net investment income (loss)(2)                                       0.03          (0.03)         (0.07)      (0.09)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                     0.73           2.53           0.61       15.13
Total from investment operations                                      0.76           2.50           0.54       15.04
Less distributions:
  Dividends from net investment income                               (0.02)         (0.00)(3)         --          --
  Distributions from net realized gain on investments sold              --             --          (0.63)      (2.26)
  Total distributions                                                (0.02)         (0.00)(3)      (0.63)      (2.26)
Net asset value, end of period                                       $9.24         $11.74         $11.65      $24.43
Total investment return at net asset value(4) (%)                     8.89(5)       27.07           4.67      136.18
Total adjusted investment return at net asset value(4,6) (%)         (3.84)(5)      23.92           1.45      133.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           999          3,102          2,453       8,908
Ratio of expenses to average net assets (%)                           0.90(7)        0.90           0.90        0.90
Ratio of adjusted expenses to average net assets(8,9) (%)            16.24(7)        4.05           4.12        3.19
Ratio of net investment income (loss) to average net assets (%)       0.35(7)       (0.25)         (0.60)      (0.57)
Ratio of adjusted net investment income (loss) to
average net assets(8,9) (%)                                         (14.99)(7)      (3.40)         (3.82)      (2.86)
Portfolio turnover rate (%)                                             92            117            125         238
Fee reduction per share(2) ($)                                        1.22           0.34           0.35        0.36

(1)   Began operations on May 2, 1996.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Less than $0.01 per share.

(4)   Assumes dividend reinvestment.

(5)   Not annualized.

(6) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(7)   Annualized.

(8)   Unreimbursed, without fee reduction.

(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


26 FINANCIAL HIGHLIGHTS

International Equity Fund

Figures audited by ________________________.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                          2/97         2/98         2/99         2/00         2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $9.24        $9.35        $9.63       $10.18
Net investment income (loss)(1)                                        0.12         0.06         0.07         0.07
Net realized and unrealized gain (loss) on investments
and foreign currency transactions                                      0.14         0.23         0.59         3.83
Total from investment operations                                       0.26         0.29         0.66         3.90
Less distributions:
  Dividends from net investment income                                (0.10)       (0.01)       (0.07)       (0.07)
  Distributions in excess of net investment income                       --           --        (0.04)       (0.04)
  Distributions from net realized gain on investments sold            (0.05)          --           --        (0.64)
  Total distributions                                                 (0.15)       (0.01)       (0.11)       (0.75)
Net asset value, end of period                                        $9.35        $9.63       $10.18       $13.33
Total investment return at net asset value(2) (%)                      2.79         3.07         6.88        38.84
Total adjusted investment return at net asset value(2,3) (%)           0.47         2.05         5.15        36.98
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          4,204        7,983        7,805       12,848
Ratio of expenses to average net assets (%)                            1.00         1.00         1.00         1.00
Ratio of adjusted expenses to average net assets(4,5) (%)              3.32         2.02         2.73         2.86
Ratio of net investment income (loss) to average net assets (%)        1.26         0.60         0.69         0.59
Ratio of adjusted net investment income (loss) to average
net assets(4,5) (%)                                                   (1.06)       (0.42)       (1.04)       (1.27)
Portfolio turnover rate (%)                                              68          125           83          139
Fee reduction per share(1) ($)                                         0.22         0.10         0.17         0.21

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Assumes dividend reinvestment.

(3) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(4)   Unreimbursed, without fee reduction.

(5) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                         FINANCIAL HIGHLIGHTS 27

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock institutional funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:


By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000

Boston, MA 02217-2000

By phone: 1-800-755-4371

By EASI-Line: 1-800-597-1897


By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number: 811-8852

[LOGO](R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     KB0PN  7/01

                                                                    John Hancock
                                                     Institutional Funds Class I

                                                                      Prospectus


                                                                    July 1, 2001


--------------------------------------------------------------------------------

                                                                Core Growth Fund
                                                                 Core Value Fund
                                    Independence Diversified Core Equity Fund II

K20PN 7/01
Draft 4/20/01

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                   [LOGO](R)
                                                              ------------------
                                                              JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary           Core Growth Fund                              4
of goals, strategies, risks,
performance and expenses.        Core Value Fund                               6

                                 Independence Diversified Core
                                 Equity Fund II                                8

Policies and instructions for    Your account
opening, maintaining and         Who can buy shares                           10
closing an account in any        Opening an account                           10
institutional fund.              Buying shares                                11
                                 Selling shares                               12
                                 Transaction policies                         14
                                 Dividends and account policies               14
                                 Business structure                           15

Further information on these     Financial highlights                         16
funds.
                                 For more information                 back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

JOHN HANCOCK INSTITUTIONAL FUNDS

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of institutional investors, including 401(k) plan participants, seeking risk-managed investment strategies from seasoned professional portfolio managers.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock institutional funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Core Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.


The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER


Independence Investment LLC
---------------------------------------


Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                        1996     1997    1998    1999     2000
                                       20.52%   36.22%  37.94%  20.00%   -17.16%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 27.44% Worst quarter: Q3 '98, -12.00%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                            Class I      Index
1 year                                                      -17.16%     (22.42)%
5 year                                                      17.62%       18.15%
Life of Class I - began 10/2/95                             17.78%       18.21%


Index: Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                          0.80%
Other expenses                                                          0.24%
Total fund operating expenses                                           1.04%
Expense reimbursement (at least until 6/30/02)                          0.09%
Net annual operating expenses                                           0.95%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                         Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                 $97          $322         $565         $1,263


FUND CODES

Class I
---------------------------------------
Ticker            JHIGX
CUSIP             410132880
Newspaper         --
JH fund number    420

Core Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively under-valued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER


Independence Investment LLC
---------------------------------------


Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows the fund's total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------

                                                                           2000
                                                                           6.84%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 18.79% Worst quarter: Q3 '98, -13.99%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Class I      Index
1 year                                                     6.84%        7.02%
Life of Class I - began 7/1/99                             --           1.18%


Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                          0.80%
Other expenses                                                          0.47%
Total fund operating expenses                                           1.27%
Expense reimbursement (at least until 6/30/02)                          0.32%
Net annual operating expenses                                           0.95%


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only)if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                         Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                 $97          $371         $666         $1,506


FUND CODES

Class I
---------------------------------------
Ticker            --
CUSIP             410132781
Newspaper         --
JH fund number    488

Independence Diversified Core Equity Fund II

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return, consisting of capital appreciation and income. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks. The portfolio's risk profile is substantially similar to that of the S&P 500 Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the S&P 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the S&P 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER


Independence Investment LLC
---------------------------------------


Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------

                                          1996     1997    1998    1999    2000
                                         20.08%   29.49%  30.16%  11.59%  -6.88%

2001 total return as of March 31: x.xx%
Best quarter: Q4 '98, 25.14% Worst quarter: Q3 '98, -13.22%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     -6.88%       (9.10)%
5 year                                                     16.03%       18.33%
Life of Class I - began 3/10/95                            18.22%       20.91%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                          0.50%
Other expenses                                                          0.20%
Total fund operating expenses (1)                                       0.70%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                         Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                 $72          $224         $390         $871


FUND CODES

Class I
---------------------------------------
Ticker            COREX
CUSIP             410132708
Newspaper         IndpCorll
JH fund number    425

(1) The adviser has agreed to limit the fund's expenses to 0.70% of the fund's average daily net assets (at least until 6/30/02).

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans not affiliated with the adviser.

      o     Certain trusts, endowment funds and foundations.

      o     Banks and insurance companies buying shares for their own account.

      o     Investment companies not affiliated with the adviser.

      o     Any entity that is considered a corporation for tax purposes.

      o Any state, county or city, or its instrumentality, department, authority or agency.

      o Retirement plans of the adviser and its affiliates, including the adviser's affiliated brokers.

John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $250,000, unless you invest an aggregate of at least $1 million in any of the institutional funds or any Class I shares. There is no minimum investment for plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. If you have questions or need more information, please contact Signature Services at 1-800-755-4371.

5 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6     Make your initial investment using the table on the next page.


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Mail your check and completed   o Fill out the detachable
              application to Signature          investment slip from an account
              Services (address below).         statement. If no slip is
                                                available, include a note
                                                specifying the fund name(s),
                                                your account number and the
                                                name(s) in which the account is
                                                registered.

                                              o Mail your check and investment
                                                slip or note to Signature
                                                Services (address below).

By exchange

[Clip Art]  o Call Signature Services to      o Call Signature Services to
              request an exchange. You may      request an exchange. You may
              only exchange for shares of       only exchange for shares of
              other institutional funds or      other institutional funds or
              Class I shares.                   Class I shares.

By wire

[Clip Art]  o Mail your completed             o Instruct your bank to wire the
              application to Signature          amount of your investment to:
              Services.                          First Signature Bank & Trust
                                                 Account # 900022260
            o Obtain your account number by      Routing # 211475000
              calling Signature Services.
                                              Specify the fund name(s), your
            o Instruct your bank to wire the  account number and the name(s) in
              amount of your investment to:   which the account is registered.
               First Signature Bank & Trust   Your bank may charge a fee to wire
               Account # 900022260            funds.
               Routing # 211475000

            Specify the fund name(s), the
            new account number and the
            name(s) in which the account is
            registered. Your bank may charge
            a fee to wire funds.

By phone

[Clip Art]  See "By wire" and "By exchange."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Invest By Phone"
                                                and "Bank Information" sections
                                                on your account application.

                                              o Call Signature Services to
                                                verify that these features are
                                                in place on your account.

                                              o Tell the Signature Services
                                                representative the fund name(s),
                                                your account number, the name(s)
                                                in which the account is
                                                registered and the amount of
                                                your investment.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Sales of any amount; however,   o Write a letter of instruction
              sales of $5 million or more       indicating the fund name, your
              must be made by letter.           account number, the name(s) in
                                                which the account is registered
                                                and the dollar value or number
                                                of shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By phone

[Clip Art]  o Sales of up to $5 million.      o For automated service 24 hours a
                                                day using your touch-tone phone,
                                                call the EASI-Line at
                                                1-800-597-1897.

                                              o To place your request with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire or
                                                by check. A check will be mailed
                                                to the exact name(s) and address
                                                on the account. Redemption
                                                proceeds exceeding $100,000 must
                                                be wired to your designated bank
                                                account.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the telephone
              amount.                           redemption privilege is in place
                                                on an account, or to request the
            o Requests by phone to sell up      forms to add it to an existing
              to $5 million (accounts with      account, call Signature
              telephone redemption              Services.
              privileges).
                                              o Amounts of $5 million or more
                                                will be wired on the next
                                                business day.

                                              o Amounts up to $100,000 may be
                                                sent by EFT or by check. Funds
                                                from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Sales of any amount.            o Obtain a current prospectus for
                                                the fund into which you are
                                                exchanging by calling Signature
                                                Services.

                                              o Call Signature Services to
                                                request an exchange. You may
                                                only exchange for shares of
                                                other institutional funds or
                                                Class I shares.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000
Boston, MA 02217-2000

Phone Number: 1-800-755-4371
--------------------------------------------------------------------------------


12 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.


--------------------------------------------------------------------------------
Seller                                        Requirements for written requests
                                                                      [Clip Art]
--------------------------------------------------------------------------------

Owners of corporate, sole proprietorship,     o Letter of instruction.
general partner or association accounts.
                                              o Corporate business/organization
                                                resolution, certified within the
                                                past 12 months, or a John
                                                Hancock Funds
                                                business/organization
                                                certification form.

                                              o On the letter and the
                                                resolution, the signature of the
                                                person(s) authorized to sign for
                                                the account.

                                              o Signature guarantee if
                                                applicable (see above).

Retirement plan or pension trust accounts.    o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).

                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a John Hancock trust
                                                certification form.

                                              o Signature guarantee if
                                                applicable (see above).

Account types not listed above.               o Call 1-800-755-4371 for
                                                instructions.


                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occuring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one institutional fund for shares of any other institutional fund or other Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every month

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Core Growth Fund and Core Value Fund declare and pay any income dividends annually. Independence Diversified Core Equity Fund II declares and pays any income dividends quarterly. Capital gains, if any, are distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.



14 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Special investment privilege If you sell your shares as a result of withdrawing from your retirement plan, you will not be able to withdraw the proceeds and reinvest them in fund shares. However, you can reinvest in Class A shares of any John Hancock fund without paying a front-end sales charge. This privilege is available whether you reinvest into a taxable account or roll the proceeds into an IRA. If you reinvest in a taxable account, you may be subject to 20% tax withholding on the amount of your distribution.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.


The subadviser Independence Investment LLC, 53 State Street, Boston, MA 02109.


Management fees The management fees paid to the investment adviser by the John Hancock institutional funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Core Growth                               0.42%
Core Value                                0.16%
Independence Diversified Core Equity II   0.50%


                                                                 YOUR ACCOUNT 15

Financial highlights

--------------------------------------------------------------------------------

These tables detail the performance of each fund's Class I share, including total return information showing how much an investment in the fund has increased or decreased each year.

Core Growth Fund

Figures audited by __________________________.


-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                          2/97         2/98         2/99          2/00(1)       2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $9.29       $11.01       $14.88        $17.65
Net investment income (loss)(2)                                        0.05         0.04         0.01         (0.01)
Net realized and unrealized gain (loss) on investments                 2.16         4.34         3.40          3.31
Total from investment operations                                       2.21         4.38         3.41          3.30
Less distributions:
  Dividends from net investment income                                (0.04)       (0.03)       (0.02)           --
  Distributions in excess of net investment income                       --           --        (0.00)(3)        --
  Distributions from net realized gain on investments sold            (0.45)       (0.48)       (0.62)        (1.12)
  Total distributions                                                 (0.49)       (0.51)       (0.64)        (1.12)
Net asset value, end of period                                       $11.01       $14.88       $17.65        $19.83
Total investment return at net asset value(4) (%)                     24.19        40.52        22.92         19.67
Total adjusted investment return at net asset value(4,5) (%)          17.40        37.95        21.89         19.29
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            883        4,605        7,855         8,520
Ratio of expenses to average net assets (%)                            0.95         0.95         0.95          0.95
Ratio of adjusted expenses to average net assets(6,7) (%)              7.74         3.52         1.98          1.33
Ratio of net investment income (loss) to average net assets (%)        0.49         0.34         0.06         (0.06)
Ratio of adjusted net investment income (loss) to average
net assets(6,7) (%)                                                   (6.30)       (2.23)       (0.97)        (0.44)
Portfolio turnover rate (%)                                             142           91           54            72
Fee reduction per share(2) ($)                                         0.68         0.33         0.17          0.05

(1) Effective July 1, 1999, existing shares of the fund were designated Class I shares.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Less than $0.01 per share.

(4)   Assumes dividend reinvestment.

(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Unreimbursed, without fee reduction.

(7) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


16 FINANCIAL HIGHLIGHTS

Core Value Fund

Figures audited by ___________________.

------------------------------------------------------------------------------------------------------
Period ended:                                                                      2/00(1)    2/01
------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $13.35
Net investment income (loss)(2)                                                    0.09
Net realized and unrealized gain (loss) on investments                            (2.56)
Total from investment operations                                                  (2.47)
Less distributions:
  Dividends from net investment income                                            (0.08)
  Distributions from net realized gain on investments sold                        (0.10)
  Total distributions                                                             (0.18)
Net asset value, end of period                                                   $10.70
Total investment return at net asset value(3) (%)                                (18.71)(4)
Total adjusted investment return at net asset value(3,5) (%)                     (19.13)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                        666
Ratio of expenses to average net assets (%)                                        0.95(6)
Ratio of adjusted expenses to average net assets(7,8) (%)                          1.59(6)
Ratio of net investment income (loss) to average net assets (%)                    1.09(6)
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)      0.45(6)
Portfolio turnover rate (%)                                                          76
Fee reduction per share(2) ($)                                                     0.07

(1)   Began operations on July 1, 1999.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Assumes dividend reinvestment.

(4)   Not annualized.

(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(6)   Annualized.

(7)   Unreimbursed, without fee reduction.

(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                         FINANCIAL HIGHLIGHTS 17

Independence Diversified Core Equity Fund II

Figures audited by ______________________.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                          2/97         2/98         2/99         2/00(1)       2/01
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $10.96       $12.76       $15.34       $15.69
Net investment income (loss)(2)                                        0.20         0.17         0.12         0.09
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                          2.23         3.91         2.76         0.34
Total from investment operations                                       2.43         4.08         2.88         0.43
Less distributions:
  Dividends from net investment income                                (0.19)       (0.17)       (0.14)       (0.09)
  Distributions from net realized gain on investments sold and
  foreign currency transactions                                       (0.44)       (1.33)       (2.39)       (1.80)
  Total distributions                                                 (0.63)       (1.50)       (2.53)       (1.89)
Net asset value, end of period                                       $12.76       $15.34       $15.69       $14.23
Total investment return at net asset value(3) (%)                     22.63        33.61        18.98         1.99
Total adjusted investment return at net asset value(3,4) (%)             --           --           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        320,029      572,093      552,296      425,876
Ratio of expenses to average net assets (%)                            0.67         0.65         0.63         0.64
Ratio of adjusted expenses to average net assets(5,6) (%)               N/A          N/A          N/A          N/A
Ratio of net investment income (loss) to average net assets (%)        1.65         1.12         0.76         0.57
Ratio of adjusted net investment income (loss) to average
net assets(5,6) (%)                                                     N/A          N/A          N/A          N/A
Portfolio turnover rate (%)                                              81           76           55           69
Fee reduction per share(2) ($)                                           --           --           --           --

(1) Effective October 1, 1999 existing shares of the fund were designated Class I shares.

(2)   Based on the average of the shares outstanding at the end of each month.

(3)   Assumes dividend reinvestment.

(4) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.

(5)   Unreimbursed, without fee reduction.

(6) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


18 FINANCIAL HIGHLIGHTS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock institutional funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 2000

Boston, MA 02217-2000

By phone: 1-800-755-4371

By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number: 811-8852

[LOGO](R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     K20PN  7/01

                   JOHN HANCOCK FOCUSED SMALL CAP GROWTH FUND


                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                  July 1, 2001


This Statement of Additional Information provides information about John Hancock Focused Small Cap Growth Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus for Class A, Class B and Class C shares, (the "Prospectus"). The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                           Page
Organization of the Fund ................................................     2
Investment Objective and Policies .......................................     2
Investment Restrictions .................................................    13
Those Responsible for Management ........................................    16
Investment Advisory and Other Services ..................................    21
Distribution Contracts ..................................................    23
Sales Compensation ......................................................    25
Net Asset Value .........................................................    26
Initial Sales Charge on Class A and Class C Shares ......................    27
Deferred Sales Charge on Class B and Class C Shares .....................    30
Special Redemptions .....................................................    34
Additional Services and Programs ........................................    34
Purchases and Redemptions through Third Parties .........................    36
Description of the Fund's Shares ........................................    36
Tax Status ..............................................................    38
Calculation of Performance ..............................................    42
Brokerage Allocation ....................................................    44
Transfer Agent  Services ................................................    47
Custody of Portfolio ....................................................    47
Independent Auditors ....................................................    47
Appendix A- Description of Investment Risk ..............................   A-1
Appendix B-Description of Bond Ratings ..................................   B-1
Financial Statements ....................................................   F-1

ORGANIZATION OF THE FUND


The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to July 1, 2001, the Fund was called John Hancock Small Capitalization Growth Fund.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its investment objective. Class I shares of the Fund are discussed in a separate Statement of Additional Information.

The Fund seeks long-term growth of capital. The Fund's performance and risk profile benchmark is the Russell 2000 Growth Index which is comprised of stocks of companies with a greater-than-average growth orientation and represents a universe of stocks from which growth managers typically select.

The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term.

Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt Securities. Under normal conditions, the Fund will not invest in any fixed income securities. However, in abnormal conditions, the Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less). Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible preferred stocks. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment in Foreign Securities. The Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Risks of Foreign Securities. Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.


Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities Indices. The Fund may purchase and write (sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options for any non-speculative purpose. These include using options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on a securities index written by the Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. A put option on a securities index written by the Fund obligates the Fund to make a cash payment reflecting any decrease in the index below a specified level from the option holder if the option is exercised at any time before the expiration date. Options on securities indices do not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. The Fund may also cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase index call options in anticipation of an increase, or index put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the amount of this cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell various kinds of futures contracts on securities indices, and purchase and write call and put options on these futures contracts, for any non-speculative purpose. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. An index futures contract may generally be described as an agreement between two parties to deliver a final cash settlement price based on an increase or decrease in the level of the index above or below a specified level. Unlike some futures contracts, index futures do not involve the physical delivery of securities at the end of trading in the contract.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the contract will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may be based on indices that include securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing index futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase index futures contracts as a substitute for transactions in securities. For example, the Fund may engage in these substitution transactions in order to remain fully invested in the stock market while maintaining a sufficient cash position to meet the Fund's liquidity needs.

Options on Futures Contracts. The Fund may purchase and write options on index futures for the same purposes as its transactions in index futures contracts. The purchase of put and call options on index futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on an index futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on an index futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on index futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in index futures and related options transactions for bona fide hedging or other non-speculative purposes. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long index futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in index futures contracts and options on index futures involve brokerage costs, require margin deposits and, in the case of contracts and options that are economically equivalent to the purchase of securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in index futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's index futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Warrants. The Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Government Securities. The Fund may invest in government securities. However, under normal conditions, the Fund will not invest in any fixed income securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal conditions, the Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales [see non-fundamental investment restriction (d)], or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. The Fund has no current intention of entering into reverse repurchase agreements or dollar rolls.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies [see non-fundamental investment restriction (f)].

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of the Fund's total assets, [see non-fundamental investment restriction (e)] purchase securities of an issuer (other than the U. S. Government, its agencies, instrumentalities or authorities), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:



a. Purchase a security if, as a result, (I) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

b. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.



c. Invest for the purpose of exercising control over or management of any company.

In addition, the Fund:

d.    May not make short sales.

e. May not invest more than 5% of total assets at time of purchase in any one security (other than U.S. Government securities).

f. May only purchase or sell stock index options, stock index futures and stock index options on futures.

g. May not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

h. Will not, under normal conditions, invest in any fixed income securities. However, in abnormal conditions, the fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less).

i. May invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stock, preferred stocks, warrants, ADRs, GDRs and EDRs.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.


The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                               Positions Held                        Principal Occupation(s)
Name and Address               With the Company                      During the Past Five Years
----------------               ----------------                      --------------------------
Maureen R. Ford *              Trustee, Chairman, President and      President, Broker/Dealer Distributor, John
101 Huntington Avenue          Chief Executive Officer (1,2)         Hancock Life Insurance Company; Vice Chairman,
Boston, MA  02199                                                    Director, President and Chief Executive Officer,
December 1953                                                        the Adviser and The Berkeley Group; Chairman,
                                                                     Director and Chief Executive Officer, John
                                                                     Hancock Funds; Chairman, Director and President,
                                                                     Insurance Agency, Inc.; Chairman, Director and
                                                                     Chief Executive Officer, Sovereign Asset
                                                                     Management Corporation (SAMCorp.); Vice
                                                                     Chairman, the Adviser (until May 2001), Senior
                                                                     Vice President, MassMutual Insurance Co. (until
                                                                     1999); Senior Vice President, Connecticut Mutual
                                                                     Insurance Co. (until 1996).

James F. Carlin                Trustee                               Chairman and CEO, Carlin Consolidated, Inc.
101 Huntington Avenue                                                (management/investments); Director, Arbella
Boston, MA  02199                                                    Mutual (insurance), Health Plan Services, Inc.,
April 1940                                                           Massachusetts Health and Education Tax Exempt
                                                                     Trust, Flagship Healthcare, Inc., Carlin
                                                                     Insurance Agency, Inc., West Insurance Agency,
                                                                     Inc. (until May 1995), Uno Restaurant Corp.;
                                                                     Chairman, Massachusetts Board of Higher
                                                                     Education (until July 1999).

William H. Cunningham          Trustee                               Former Chancellor, University of Texas System
101 Huntington Avenue                                                and former President of the University of Texas,
Boston, MA  02199                                                    Austin, Texas; James L. Bayless Chair of Free
January 1944                                                         Enterprise; Director, LaQuinta Motor Inns, Inc.
                                                                     (hotel management company) (1985-1998);
                                                                     Jefferson-Pilot Corporation (diversified life
                                                                     insurance company) Billing Concepts, Southwest
                                                                     Airlines and Introgen ; Advisory Director, Chase
                                                                     Bank (formerly Texas Commerce Bank -- Austin).


----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                               Positions Held                        Principal Occupation(s)
Name and Address               With the Company                      During the Past Five Years
----------------               ----------------                      --------------------------
Ronald R. Dion                 Trustee                               Chairman and Chief Executive Officer, R.M.
101 Huntington Avenue                                                Bradley & Co., Inc.; Director, The New England
Boston, MA  02199                                                    Council and Massachusetts Roundtable; Trustee,
March 1946                                                           North Shore Medical Center, Director, BJ's
                                                                     Wholesale Club, Inc. and a corporator of the
                                                                     Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner              Trustee                               Chairman and Trustee, Dunwoody Village, Inc.;
101 Huntington Avenue                                                Senior Vice President and Chief Financial
Boston, MA  02199                                                    Officer, UGI Corporation (Public Utility
February 1938                                                        Holding Company) (retired 1998); Vice President
                                                                     and Director for AmeriGas, Inc. (retired 1998);
                                                                     Vice President of AmeriGas Partners, L.P.
                                                                     (until 1997); Director, EnergyNorth, Inc.
                                                                     (until 1995).

Steven R. Pruchansky           Trustee (1)                           Chief Executive Officer, Mast Holdings, Inc.
101 Huntington Avenue                                                (since June 1, 2000) Director and President,
Boston, MA  02199                                                    Mast Holdings, Inc. (until May 31, 2000);
August 1944                                                          Director, First Signature Bank & Trust Company
                                                                     (until August 1991); Director, Mast Realty
                                                                     Trust (until 1994); President, Maxwell Building
                                                                     Corp. (until 1991).

Norman H. Smith                Trustee                               Lieutenant General, United States Marine Corps;
101 Huntington Avenue                                                Deputy Chief of Staff for Manpower and Reserve
Boston, MA  02199                                                    Affairs, Headquarters Marine Corps; Commanding
March 1933                                                           General III Marine Expeditionary Force/3rd
                                                                     Marine Division (retired 1991).


----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                               Positions Held                        Principal Occupation(s)
Name and Address               With the Company                      During the Past Five Years
----------------               ----------------                      --------------------------
John P. Toolan                 Trustee                               Director, The Smith Barney Muni Bond Funds, The
101 Huntington Avenue                                                Smith Barney Tax-Free Money Funds, Inc.,
Boston, MA  02199                                                    Vantage Money Market Funds (mutual funds), The
September 1930                                                       Inefficient-Market Fund, Inc. (closed-end
                                                                     investment company) and Smith Barney Trust
                                                                     Company of Florida; Chairman, Smith Barney
                                                                     Trust Company (retired December, 1991);
                                                                     Director, Smith Barney, Inc., Mutual Management
                                                                     Company and Smith Barney Advisers, Inc.
                                                                     (investment advisers) (retired 1991); Senior
                                                                     Executive Vice President, Director and member
                                                                     of the Executive Committee, Smith Barney,
                                                                     Harris Upham & Co., Incorporated (investment
                                                                     bankers) (until 1991).

William L. Braman              Executive Vice President and Chief    Executive Vice President and Chief Investment
101 Huntington Avenue          Investment Officer (2)                Officer, the Adviser and each of the John
Boston, MA  02199                                                    Hancock Funds; Executive Vice President and
December 1953                                                        Chief Investment Officer, Barring Asset
                                                                     Management, London UK (until May 2000).

Richard A. Brown               Senior Vice President and  Chief      Senior Vice President and Chief Financial
101 Huntington Avenue          Financial Officer (2)                 Officer of  the Adviser, John Hancock Funds,
Boston, MA  02199                                                    and The Berkeley Group;  Second Vice President
April 1949                                                           and Senior Associate Controller, Corporate Tax
                                                                     Department, John Hancock Financial Services,
                                                                     Inc. (until January 2001).

Susan S. Newton                Senior Vice President, Secretary      Vice President and Chief Legal Officer the
101 Huntington Avenue          and Chief Legal Officer               Adviser; John Hancock Funds; Vice President,
Boston, MA  02199                                                    Signature Services (until May 2000), The
March 1950                                                           Berkeley Group, NM Capital and SAMCorp.


----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                               Positions Held                        Principal Occupation(s)
Name and Address               With the Company                      During the Past Five Years
----------------               ----------------                      --------------------------
James J. Stokowski             Vice President, Treasurer and Chief   Vice President, the Adviser.
101 Huntington Avenue          Accounting Officer
Boston, MA  02199
November 1946

Thomas H. Connors              Vice President and Compliance         Vice President and Compliance Officer, the
101 Huntington Avenue          Officer                               Adviser; Vice President, John Hancock Funds.
Boston, MA  02199
September 1959


----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.


The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford, a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                     Total Compensation from all
                          Aggregate Compensation     Funds in John Hancock Fund
Trustees                  from the Fund(1)           Complex to Trustees(2)
--------                  ----------------           ----------------------
James F. Carlin                     $                         $ 72,000
William H. Cunningham*                                          72,100
Ronald R. Dion*                                                 72,000
Charles L. Ladner                                               75,100
Steven R. Pruchansky*                                           75,000
Norman H. Smith*                                                78,000
John P. Toolan*                                                 70,250
Total                                                         $514,450

      (1)   Compensation is for the fiscal year ended February 28, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

      (*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage equal on an annual basis to 0.80% of the average of the daily net assets of the Fund.

The advisory fees paid by the Fund are greater than those paid by most funds, but they are comparable to those paid by many investment companies with similar investment objectives and policies.


For the years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Adviser waived the entire investment management fee for the Fund.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent expenses) to 0.85% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid the Adviser $352, $752 and $ , respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


There were no underwriting commissions for sales of the Fund's Class A shares for the period from November 15, 2000 to February 28, 2001.

The Fund's Trustees adopted Distribution Plans with respect to Class A, Class B and Class C shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended February 28, 2001, there were no unreimbursed distribution expenses.


The Plans were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.


Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund. During the fiscal year ended February 28, 2001, the Fund made no payments under the Plans to John Hancock Funds.

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments for Class A, Class B and Class C shares are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                 Sales charge                                        First year service    Maximum total
                                 paid by investors        Maximum reallowance        fee (% of net         compensation (1)
Class A investments              (% of offering price)    (% of offering price)      investment) (3)       (% of offering price)
-------------------              ---------------------    ---------------------      ---------------       ---------------------
Up to $49,999                    5.00%                    4.01%                      0.25%                 4.25%
$50,000 - $99,999                4.50%                    3.51%                      0.25%                 3.75%
$100,000 - $249,999              3.50%                    2.61%                      0.25%                 2.85%
$250,000 - $499,999              2.50%                    1.86%                      0.25%                 2.10%
$500,000 - $999,999              2.00%                    1.36%                      0.25%                 1.60%

Investments
of Class A shares of
$1 million or more (4)
----------------------
First $1M - $4,999,999           --                       0.75%                      0.25%                 1.00%
Next $1 - $5M above that         --                       0.25%                      0.25%                 0.50% (2)
Next $1 or more above that       --                       0.00%                      0.25%                 0.25% (2)

                                                                                     First year service    Maximum total
                                                          Maximum reallowance        fee (% of net         compensation (1)
Class B investments                                       (% of offering price)      investment) (3)       (% of offering price)
-------------------                                       ---------------------      ---------------       ---------------------
All amounts                      --                       3.75%                      0.25%                 4.00%

                                                          Maximum                    First year service    Maximum total
                                                          reallowance                fee (% of net         compensation (1)
Class C investments                                       (% of offering price)      investment) (3)       (% of offering price)
-------------------                                       ---------------------      ---------------       ---------------------
Amounts purchased at NAV         --                       0.75%                      0.25%                 1.00%
All other amounts                1.00%                    1.75%                      0.25%                 2.00%


(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3)   After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.



CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues shares certificates. All shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.


o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                            CDSC Rate
      ---------------                                            ---------

      $1 to $4,999,999                                             1.00%
      Next $5 million to $9,999,999                                0.50%
      Amounts of $10 million and over                              0.25%

Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services formerly performed employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401(k)).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to retirement plans administered that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o     Proceeds of 50 shares redeemed at $12 per
            shares (50 x 12)                                           $ 600.00
      o     *Minus Appreciation ($12 - $10) x 100 shares                (200.00)
      o     Minus proceeds of 10 shares not subject to CDSC
            (dividend reinvestment)                                     (120.00)
                                                                       --------
      o     Amount subject to CDSC                                     $ 280.00

      * The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)


*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.


---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived             Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B only)          annuity payments   annuity          annuity          annuity           value annually
                        (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived             Waived           N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived             Waived           Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.


If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at the NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and eleven series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Class I shares of the Fund are discussed in a separate Statement of Additional Information.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B and Class C shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege)in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining a corporate shareholder's alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of February 28, 2001, the average annual total returns for Class A shares of the Fund since commencement of operations on November 15, 2000 was XXX%

As of February 28, 2001, the average annual total returns for Class B shares of the Fund since commencement of operations on November 15, 2000 was XXX%

As of February 28, 2001, the average annual total returns for Class C shares of the Fund since commencement of operations on November 15, 2000 was XXX%


Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P =         a hypothetical initial investment of $1,000.
T =         average annual total return.
n =         number of years.
ERV =       ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A, Class B or Class C, this calculation assumes the maximum sales charge when incurred is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended on February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid negotiated brokerage commissions in the amount of $5,313, $9,166 and $ , respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended February 28, 2001, the Fund pay $336 in commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund did not execute any portfolio transactions with the Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund will pay Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditor of the Fund is _________________________, 200 Berkeley Street, Boston, Massachusetts 02116. ______________________ audits and renders opinions on the Funds' annual financial statements and reviews the Fund's annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

                          JOHN HANCOCK CORE GROWTH FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information


                                  July 1, 2001


This Statement of Additional Information provides information about John Hancock Core Growth Fund (the "Fund") in addition to the information that is contained in the combined Equity Funds current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
Organization of the Fund .................................................     2
Investment Objective and Policies ........................................     2
Investment Restrictions ..................................................     9
Those Responsible for Management .........................................    11
Investment Advisory and Other Services ...................................    18
Distribution Contracts ...................................................    21
Sales Compensation .......................................................    23
Net Asset Value ..........................................................    25
Initial Sales Charge on Class A and Class C Shares .......................    25
Deferred Sales Charge on Class B and Class C Shares ......................    29
Special Redemptions ......................................................    33
Additional Services and Programs .........................................    33
Purchases and Redemptions through Third Parties ..........................    35
Description of the Fund's Shares .........................................    35
Tax Status ...............................................................    37
Calculation of Performance ...............................................    41
Brokerage Allocation .....................................................    43
Transfer Agent  Services .................................................    46
Custody of Portfolio .....................................................    46
Independent Auditors .....................................................    46
Appendix A- Description of Investment Risk ...............................   A-1
Appendix B-Description of Bond Ratings ...................................   B-1
Financial Statements .....................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to July 1, 1999, the Fund was called John Hancock Independence Growth Fund.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company(formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The Subadviser of the Fund is Independence Investment LLC ("Independence") referred to herein as the "Subadviser" and is an affiliate of the Life Company.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its investment objective.


The Fund seeks long term capital appreciation. The Fund emphasizes investments in companies whose securities show potential for relatively high long-term earnings growth rather than current dividend yield. The Fund's performance and risk profile benchmark is the Russell 1000 Growth Index which is comprised of stocks of companies with a greater-than-average growth orientation. and represents a universe of stocks from which growth managers typically select. It is capitalization weighted and includes only common stocks belonging to large-capitalization domestic corporations.


The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. The Fund will diversify its investments in common stocks of companies in a number of industry groups without concentrating in any particular industry. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Debt securities in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and the interest rate sensitivity of the various debt issues available with respect to a particular issuer, and analysis of the anticipated volatility and liquidity of the particular debt instruments.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S.

Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.


Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, the Fund will not enter into reverse repurchase agreements and other borrowing borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index "amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed

Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. .

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U. S. Government, its agencies, instrumentalities or authorities), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:




1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent

      Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

3. Invest for the purpose of exercising control over or management of any company.


If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.


The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                               Positions Held              Principal Occupation(s)
Name and Address               With the Company            During the Past Five Years
----------------               ----------------            --------------------------
Maureen R. Ford *              Trustee, Chairman,          President, Broker/Dealer Distributor, John Hancock Life
101 Huntington Avenue          President and Chief         Insurance Company; Vice Chairman, Director, President and
Boston, MA  02199              Executive Officer (1,2)     Chief Executive Officer, the Adviser and The Berkeley
December 1953                                              Group; Chairman, Director and Chief Executive Officer,
                                                           John Hancock Funds; Chairman, Director and President,
                                                           Insurance Agency, Inc.; Chairman, Director and Chief
                                                           Executive Officer, Sovereign Asset Management Corporation
                                                           (SAMCorp.); Vice Chairman, John Hancock Funds (until May
                                                           2001; Senior Vice President, MassMutual Insurance Co.
                                                           (until 1999); Senior Vice President, Connecticut Mutual
                                                           Insurance Co. (until 1996).

James F. Carlin                Trustee                     Chairman and CEO, Carlin Consolidated, Inc.
101 Huntington Avenue                                      (management/investments); Director, Arbella Mutual
Boston, MA  02199                                          (insurance), Health Plan Services, Inc., Massachusetts
April 1940                                                 Health and Education Tax Exempt Trust, Flagship
                                                           Healthcare, Inc., Carlin Insurance Agency, Inc., West
                                                           Insurance Agency, Inc. (until May 1995), Uno Restaurant
                                                           Corp.; Chairman, Massachusetts Board of Higher Education
                                                           (until July 1999).

William H. Cunningham          Trustee                     Former Chancellor, University of Texas System and former
101 Huntington Avenue                                      President of the University of Texas, Austin, Texas;
Boston, MA  02199                                          James L. Bayless Chair of Free Enterprise; Director,
January 1944                                               LaQuinta Motor Inns, Inc. (hotel management company)
                                                           (1985-1998); Jefferson-Pilot Corporation (diversified life insurance company) Billing Concepts, Southwest Airlines
                                                           and Introgen ; Advisory Director, Chase Bank (formerly
                                                           Texas Commerce Bank - Austin).


-----------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

                               Positions Held              Principal Occupation(s)
Name and Address               With the Company            During the Past Five Years
----------------               ----------------            --------------------------
Ronald R. Dion                 Trustee                     Chairman and Chief Executive Officer, R.M. Bradley &
101 Huntington Avenue                                      Co., Inc.; Director, The New England Council and
Boston, MA  02199                                          Massachusetts Roundtable; Trustee, North Shore Medical
March 1946                                                 Center, Director, BJ's Wholesale Club, Inc. and a
                                                           corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner              Trustee                     Chairman and Trustee, Dunwoody Village, Inc.; Senior Vice
101 Huntington Avenue                                      President and Chief Financial Officer, UGI Corporation
Boston, MA  02199                                          (Public Utility Holding Company) (retired 1998); Vice
February 1938                                              President and Director for AmeriGas, Inc. (retired 1998);
                                                           Vice President of AmeriGas Partners, L.P. (until 1997);
                                                           Director, EnergyNorth, Inc. (until 1995).

Steven R. Pruchansky           Trustee (1)                 Chief Executive Officer, Mast Holdings, Inc. (since June
101 Huntington Avenue                                      1, 2000) Director and President, Mast Holdings, Inc.
Boston, MA  02199                                          (until May 31, 2000); Director, First Signature Bank &
August 1944                                                Trust Company (until August 1991); Director, Mast Realty
                                                           Trust (until 1994); President, Maxwell Building Corp.
                                                           (until 1991).
<
Norman H. Smith                Trustee                     Lieutenant General, United States Marine Corps; Deputy
101 Huntington Avenue                                      Chief of Staff for Manpower and Reserve Affairs,
Boston, MA 02199                                           Headquarters Marine Corps; Commanding General III Marine
March 1933                                                 Expeditionary Force/3rd Marine Division (retired 1991).


-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

                               Positions Held                    Principal Occupation(s)
Name and Address               With the Company                  During the Past Five Years
----------------               ----------------                  --------------------------
John P. Toolan                 Trustee                           Director, The Smith Barney Muni Bond Funds, The
101 Huntington Avenue                                            Smith Barney Tax-Free Money Funds, Inc., Vantage
Boston, MA  02199                                                Money Market Funds (mutual funds), The
September 1930                                                   Inefficient-Market Fund, Inc. (closed-end
                                                                 investment company) and Smith Barney Trust Company
                                                                 of Florida; Chairman, Smith Barney Trust Company
                                                                 (retired December, 1991); Director, Smith Barney,
                                                                 Inc., Mutual Management Company and Smith Barney
                                                                 Advisers, Inc. (investment advisers) (retired
                                                                 1991); Senior Executive Vice President, Director
                                                                 and member of the Executive Committee, Smith
                                                                 Barney, Harris Upham & Co., Incorporated
                                                                 (investment bankers) (until 1991

William L. Braman              Executive Vice President and      Executive Vice President and Chief Investment
101 Huntington Avenue          Chief Investment Officer (2)      Officer, the Adviser and each of the John Hancock
Boston, MA  02199                                                Funds; Executive Vice President and Chief
December 1953                                                    Investment Officer, Barring Asset Management,
                                                                 London UK (until May 2000).

Richard A. Brown               Senior Vice President and         Senior Vice President and Chief Financial Officer
101 Huntington Avenue          Chief Financial Officer (2)       of  the Adviser, John Hancock Funds, and The
Boston, MA  02199                                                Berkeley Group;  Second Vice President and Senior
April 1949                                                       Associate Controller, Corporate Tax Department,
                                                                 John Hancock Financial Services, Inc. (until
                                                                 January 2001).

Susan S. Newton                Senior Vice President,            Senior Vice President and Chief Legal Officer the
101 Huntington Avenue          Secretary and Chief Legal         Adviser; John Hancock Funds; Vice President,
Boston, MA 02199               Officer                           Signature Services (until May 2000), The Berkeley
March 1950                                                       Group, NM Capital and SAMCorp.


-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

                               Positions Held                    Principal Occupation(s)
Name and Address               With the Company                  During the Past Five Years
----------------               ----------------                  --------------------------
James J. Stokowski             Vice President, Treasurer and     Vice President, the Adviser.
101 Huntington Avenue          Chief Accounting Officer
Boston, MA  02199
November 1946

Thomas H. Connors              Vice President and Compliance     Vice President and Compliance Officer, the Adviser;
101 Huntington Avenue          Officer                           Vice President, John Hancock Funds.
Boston, MA  02199
September 1959


-------------------

* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940

(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.

(2)   A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford, a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.


                                                    Total Compensation from all
                          Aggregate Compensation    Funds in John Hancock Fund
Trustees                  from the Fund (1)         Complex to Trustees (2)
--------                  -----------------         -----------------------

James F. Carlin                     $                        $ 72,000
William H. Cunningham*                                         72,100
Ronald R. Dion*                                                72,000
Charles L. Ladner                                              75,100
Steven R. Pruchansky*                                          75,000
Norman H. Smith*                                               78,000
John P. Toolan*                                                70,250
                                                             --------
Total                                                        $514,450

(1)   Compensation is for the fiscal year ended February 28, 2001.

(2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

(*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


As of April 2, 2001, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

---------------------------------------------------------------------------------------------
                                        Class of       Percentage of Total
Name and Address of Shareholder         Shares         Outstanding Shares

---------------------------------------------------------------------------------------------
Pinkerton's Holdings, Inc.              A              14.01%
Personal & Confidential
4330 Park Terrace Drive
Westlake Village CA  91361

---------------------------------------------------------------------------------------------
MLPF &S for the Sole                    B              15.72%
Benefit of its Customers
ATT: Fund Administration
4800 Deerlake Drive East
Jacksonville FL

---------------------------------------------------------------------------------------------
MLPF &S for the Sole                    C              5.53%
Benefit of its Customers
ATT: Fund Administration
4800 Deerlake Drive East
Jacksonville FL

---------------------------------------------------------------------------------------------
Rancho La Puerta 401(k) Plan            C              8.46%
Rancho La Puerta LLC
Personal and Confidential
777 Deer Springs Road
San Marcos CA  92069

---------------------------------------------------------------------------------------------
Starry Associates Retirement Plan       C              5.23%
Starry Associates, Inc.
2905 Mitchellville Road, Suite 207
Bowie MD 20716

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                         Class of      Percentage of Total
Name and Address of Shareholder          Shares        Outstanding Shares

---------------------------------------------------------------------------------------------
Independence Investment Associates       I             24.94%
53 State Street
Boston MA  02109

---------------------------------------------------------------------------------------------
Arden Group 401(k) Ret Savings Plan      I             30.15%
The Arden group Inc.
2020 South Central Ave
Compton CA 90220

---------------------------------------------------------------------------------------------
TL Cannon 401(k) Plan                    I             8.62%
TL Cannon Management Corporation
220 Ponte Vedra Park Drive
Suite 100
Ponte Vedra Beach FL  32082

---------------------------------------------------------------------------------------------
Manistique Papers, Inc. 30(k) Plan       I             6.47%
Manistique Papers, Inc.
453 S. Mackinac Ave
Manistique MI

---------------------------------------------------------------------------------------------
Sealol Inc. Retirement and 401(k)        I             5.17%
EG & G Sealol Inc.
15 Pioneer Avenue
Warwick RI  02888

---------------------------------------------------------------------------------------------
ARA Individual Retirement Acct Plan      I             17.79%
American Radio Association
360 West 31st Street
New York NY  10001
---------------------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.


The Adviser has entered into a Sub-Advisory Agreement with Independence. Under the Sub-Advisory Agreement, the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's investment portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                                              Annual Rate
---------------                                              -----------

First $500,000,000                                           0.80%
Amount over $500,000,000                                     0.75%

The advisory fees paid by the Fund are greater than those paid by most funds, but they are comparable to those paid by many investment companies with similar investment objectives and policies. The Adviser (not the Fund) pays a portion of its fee to the Subadviser at the rate of 55% of the advisory fee payable on the Fund's average daily net assets.


For the years ended February 28, 1999, the Adviser waived the entire investment management fee for the Fund. For the year ended February 29, 2000 and February 28, 2001, the management fee paid by the Fund to the adviser amounted to $85,117 and $ for services, net of expense limitation. The Subadviser waived all subadvisory fees for these periods.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund's average daily net assets at least until June 30, 2002. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Fund or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the

Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of the Fund, the Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is in effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid the Adviser $929, $3,827 and $ , respectively, for services under this agreement.


Personnel of the Adviser, Sub-Adviser, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal year ended February 29, 2000 and February 28, 2001 was $210,331 and $ and $5,622 and $ was retained by John Hancock Funds in 2000 and 2001, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A, Class B and Class C of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended February 28, 2001, an aggregate of $ of distribution expenses or % of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended February 28, 2001, an aggregate of $ of distribution expenses or % of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended February 28, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:

                                            Expense Items
                                            -------------
                                  Printing and
                                  Mailing of                                         Interest,
                                  Prospectuses                       Expenses of     Carrying or
                                  to new          Compensation to    John Hancock    Other Finance
                   Advertising    Shareholders    Selling Brokers    Funds           Charges
                   -----------    ------------    ---------------    -----           -------
Class A            $              $               $                  $               0
Class B            $              $               $                  $               0
Class C            $              $               $                  $               0


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments for Class A, Class B and Class C shares are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                 Sales charge                                        First year service    Maximum total
                                 paid by investors        Maximum reallowance        fee (% of net         compensation (1)
Class A investments              (% of offering price)    (% of offering price)      investment) (3)       (% of offering price)
-------------------              ---------------------    ---------------------      ---------------       ---------------------
Up to $49,999                    5.00%                    4.01%                      0.25%                 4.25%
$50,000 - $99,999                4.50%                    3.51%                      0.25%                 3.75%
$100,000 - $249,999              3.50%                    2.61%                      0.25%                 2.85%
$250,000 - $499,999              2.50%                    1.86%                      0.25%                 2.10%
$500,000 - $999,999              2.00%                    1.36%                      0.25%                 1.60%

Investments
of Class A shares of
$1 million or more (4)
----------------------
First $1M - $4,999,999           --                       0.75%                      0.25%                 1.00%
Next $1 - $5M above that         --                       0.25%                      0.25%                 0.50% (2)
Next $1 or more above that       --                       0.00%                      0.25%                 0.25% (2)

                                                                                     First year service    Maximum total
                                                          Maximum reallowance        fee (% of net         compensation (1)
Class B investments                                       (% of offering price)      investment) (3)       (% of offering price)
-------------------                                       ---------------------      ---------------       ---------------------
All amounts                      --                       3.75%                      0.25%                 4.00%

                                                          Maximum                    First year service    Maximum total
                                                          reallowance                fee (% of net         compensation (1)
Class C investments                                       (% of offering price)      investment) (3)       (% of offering price)
-------------------                                       --------------------       ---------------       ---------------------
Amounts purchased at NAV         --                       0.75%                      0.25%                 1.00%
All other amounts                1.00%                    1.75%                      0.25%                 2.00%

                                                                                     First year service    Maximum total
                                                          Maximum reallowance        fee (% of net         compensation (1)
Class I investments                                       (% of offering price)      investment) (3)       (% of offering price)
-------------------                                       --------------------       ---------------       ---------------------
All amounts                      --                       0.00%                      0.00%                 0.00% (5)

(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues shares certificates. All shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:


o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.


o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                          CDSC Rate
      ---------------                                          ---------

      $1 to $4,999,999                                         1.00%
      Next $5 million to $9,999,999                            0.50%
      Amounts of $10 million and over                          0.25%


Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services formerly performed employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401(k)).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors, with the following exception:

Combination Privilege. As explained in the Fund's Prospectus for Class I Shares, a Class I investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his current and prior investments in Class I shares of the Fund and Class I shares of any other John Hancock Fund and/or in any of the series of the John Hancock Institutional Series Trust exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

    o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                 $600.00
    o *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)
    o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)    (120.00)
                                                                                 -------
    o Amount subject to CDSC                                                     $280.00

    *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.


* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)


*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.


------------------------------------------------------------------------------------------------------------------
Type of                   401 (a) Plan     403 (b)          457            IRA, IRA Rollover   Non-retirement
Distribution              (401 (k), MPP,
                          PSP) 457 & 408
                          (SEPs & Simple
                          IRAs)
------------------------------------------------------------------------------------------------------------------
Death or Disability       Waived           Waived           Waived         Waived              Waived
------------------------------------------------------------------------------------------------------------------
Over 70 1/2               Waived           Waived           Waived         Waived for          12% of account
                                                                           required minimum    value annually in
                                                                           distributions* or   periodic payments
                                                                           12% of account
                                                                           value annually in
                                                                           periodic payments.
------------------------------------------------------------------------------------------------------------------
Between 59 1/2 and        Waived           Waived           Waived         Waived for Life     12% of account
70 1/2                                                                     Expectancy or 12%   value annually in
                                                                           of account value    periodic payments
                                                                           annually in
                                                                           periodic payments.
------------------------------------------------------------------------------------------------------------------
Under 59 1/2              Waived for       Waived for       Waived for     Waived for          12% of account
(Class B only)            annuity          annuity          annuity        annuity payments    value annually in
                          payments (72t)   payments (72t)   payments       (72t) or 12% of     periodic payments
                          or 12% of        or 12% of        (72t) or 12%   account value
                          account value    account value    of account     annually in
                          annually in      annually in      value          periodic payments.
                          periodic         periodic         annually in
                          payments.        payments.        periodic
                                           payments.
------------------------------------------------------------------------------------------------------------------
Loans                     Waived           Waived           N/A            N/A                 N/A
------------------------------------------------------------------------------------------------------------------
Termination of Plan                                         Not Waived
                          Not Waived       Not Waived                      Not Waived          N/A
------------------------------------------------------------------------------------------------------------------
Hardships                 Waived           Waived           Waived         N/A                 N/A
------------------------------------------------------------------------------------------------------------------
Qualified Domestic
Relations Orders          Waived           Waived           Waived         N/A                 N/A
------------------------------------------------------------------------------------------------------------------
Termination of            Waived           Waived           Waived         N/A                 N/A
Employment Before
Normal Retirement Age
------------------------------------------------------------------------------------------------------------------
Return of Excess          Waived           Waived           Waived         Waived              N/A
------------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.


If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a retirement plan exchanges the plan's Class a account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and eleven series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B, Class C and Class I shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege)in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining a corporate shareholder's alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of February 28, 2001, the average annual total return for Class A shares of the Fund for the 1 year, five year period and since commencement of operations on July 1, 1999 were XXX% and X.XX%, respectively.

As of February 28, 2001, the average annual total return for Class B shares of the Fund for the 1 year and since commencement of operations on July 1, 1999 were XXX% and X.XX%, respectively.

As of February 28, 2001, the average annual total return for Class C shares of the Fund for the 1 year and since commencement of operations on July 1, 1999 were XXX% and X.XX%, respectively.

As of February 28, 2001, the average annual total returns for Class I shares of the Fund for the 1 year, five year periods and since commencement of operations on October 2, 1995 were XX%, XXX% and XXX%, respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P =      a hypothetical initial investment of $1,000.
T =      average annual total return.
n =      number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A, Class B or Class C, this calculation assumes the maximum sales charge when incurred is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

      =     dividends and interest earned during the period.
      =     net expenses accrued during the period.
      =     the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      =     the maximum offering price per share on the last day of the period
            (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended on February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid negotiated brokerage commissions in the amount of $4,453, $24,719 and $ , respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended February 29, 2001, the Fund pay
$       in commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund did not execute any portfolio transactions with the Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund will pay Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account and 0.05% of the average daily net assets attributable to the Class I shares. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are _____________________, 200 Berkeley Street, Boston, Massachusetts 02116. ______________________ audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                          John Hancock Active Bond Fund
                      John Hancock Dividend Performers Fund
                 John Hancock Medium Capitalization Growth Fund
                  John Hancock Small Capitalization Value Fund
                   John Hancock Focused Small Cap Growth Fund

              (formerly Small Capitalization Growth Fund) -Class I

                     John Hancock International Equity Fund
        John Hancock Independence Diversified Core Equity Fund II-Class I
              John Hancock Independence Medium Capitalization Fund
                     John Hancock Independence Balanced Fund

                 (each, a "Fund" and collectively, the "Funds")

                       Statement of Additional Information


                                  July 1, 2001


This Statement of Additional Information provides information about the Funds in addition to the information that is contained in the John Hancock Series Funds' current Prospectus and in the Independence Funds' current Prospectus (together, the "Prospectuses").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectuses, copies of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                                  P.O. Box 9296
                        Boston, Massachusetts 02205-9296
                                 1-800-755-4371

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                             TABLE OF CONTENTS
                                                                            Page
      Organization of the Funds                                               2
      Investment Objectives and Policies                                      2
      -The John Hancock Series Funds                                          3
      -The Independence Funds                                                 3
      Investment Restrictions                                                16
      Those Responsible for Management                                       19
      Investment Advisory and Other Services                                 30
      Distribution Contract                                                  34
      Sales Compensation                                                     34
      Net Asset Value                                                        34
      Special Redemptions                                                    35
      Description of the Funds' Shares                                       35
      Tax Status                                                             37
      Calculation of Performance                                             42
      Brokerage Allocation                                                   43
      Transfer Agent Services                                                46
      Custody of Portfolio                                                   46
      Independent Auditors                                                   46
      Appendix A--Description of Securities Ratings                         A-1
      Financial Statements                                                  F-1

ORGANIZATION OF THE FUNDS

Each Fund is a series of John Hancock Institutional Series Trust (the "Trust") an open-end investment management company organized as a Massachusetts business trust on October 31, 1994 under the laws of the Commonwealth of Massachusetts.


Focused Small Cap Growth Fund, Dividend Performers Fund, Active Bond Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund and International Equity Fund are sometimes referred to herein collectively as the "John Hancock Series Funds." Independence Diversified Core Equity Fund II, Independence Medium Capitalization Fund and Independence Balanced Fund are sometimes referred to herein collectively as the "Independence Funds." Prior to July 1, 2001, Focused Small Cap Growth Fund was called Small Capitalization Growth Fund.

The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The investment sub-adviser of International Equity Fund is Nicholas-Applegate Capital Management ("Nicholas-Applegate") (the "Sub-Adviser"). The investment sub-adviser of each Independence Fund is Independence Investment LLC ("Independence"). Together, Independence and Nicholas-Applegate are sometimes referred to herein collectively as the "Sub-Advisers" or, individually, as the "Sub-Adviser." The Sub-Advisers are responsible for providing investment advice to their respective funds, subject to the review of the Trustees and overall supervision of the Adviser. Independence is an affiliate of the Life Company.


INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Fund's investment objective and policies as discussed in the Prospectuses. There is no assurance that any Fund will achieve its investment objective.


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Each Fund has adopted certain investment restrictions that are detailed under
"Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

A. The John Hancock Series Funds.


For a further description of the John Hancock Series Funds' investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the John Hancock Series Funds' Prospectus and "Investment Restrictions" in this Statement of Additional Information. Effective November 15, 2000, existing shares of Focused Small Cap Growth Fund were designated as "Class I". See Appendix A to this Statement of Additional Information for a description of the quality categories of corporate bonds in which certain of the John Hancock Series Funds may invest.


B. The Independence Funds.

For a further description of the Independence Funds' investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in their respective Prospectuses and "Investment Restrictions" in this Statement of Additional Information. Effective October 1, 1999, existing shares of Independence Diversified Core Equity Fund II were designated as "Class I" shares.


Common stocks. Dividend Performers Fund, Medium Capitalization Growth Fund, International Equity Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and each Independence Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Active Bond Fund and Independence Balanced Fund may regularly invest in debt obligations. Small Capitalization Value Fund invests primarily in U.S. stocks, but may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents. Under normal conditions, Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund will not invest in any fixed income securities. However, in abnormal conditions, Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less.) Debt securities of corporate and governmental issuers in which the Funds may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Preferred stocks. Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and each Independence Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of



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preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Small Capitalization Value Fund, International Equity Fund and Independence Balanced Fund may invest in convertible securities which may include corporate notes or preferred stock. Active Bond Fund may invest in convertible debt securities. Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund may invest in convertible preferred stocks. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.


Investments in Foreign Securities and Emerging Countries. Each of the Funds may invest in the securities of foreign issuers to the following extent:

o Each Independence Fund and Dividend Performers Fund may invest in U.S. dollar denominated securities of foreign issuers and in American Depositary Receipts. Independence Balanced Fund may also invest in Yankee Bonds.


o Medium Capitalization Growth Fund and Focused Small Cap Growth Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs").


o Small Capitalization Value Fund invests primarily in U.S. stocks, but may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents.

o Active Bond Fund may invest up to 25% of total assets in Yankee Bonds, U.S. dollar (excluding U.S. dollar denominated Canadian securities) and foreign currency denominated securities of foreign issuers.

o International Equity Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The fund may invest up to 30% of total assets in emerging markets as classified by Morgan Stanley Capital International ("MSCI"). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.


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Because foreign securities may be denominated in currencies other than the U.S.
dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.


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The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. Each John Hancock Series Fund, other than Dividend Performers Fund, may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

Each John Hancock Series Fund, other than Dividend Performers Fund, may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Funds will not engage in speculative forward foreign currency exchange transactions.

If a Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.


Reverse Repurchase Agreements and Other Borrowings. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a



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bank with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by each Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, a Fund will not enter into reverse repurchase agreements or other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of a Fund's total assets (including the amount borrowed) taken at market value. Each Fund will not use leverage to attempt to increase income. Each Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Options on Securities, Securities Indices and Currency. Active Bond Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. International Equity Fund may purchase and write (sell ) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be demoninated. Each of Dividend Performers Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund may purchase and write (sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities (or, with respect to International Equity Fund, currency) or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.


Writing Covered Options. A call option on a security or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition,


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securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Each Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


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Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.


Futures Contracts and Options on Futures Contracts. International Equity Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. Active Bond Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. Dividend Performers Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund may purchase and sell futures contracts based on securities indices and purchase and write call and put options on these futures contracts. Each Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").


Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


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Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each John Hancock Series Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Warrants. Each John Hancock Series Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.


Government Securities. Each Fund may invest in government securities. However, under normal conditions, Dividend Performers Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund will not invest in any fixed income securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage

Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


Mortgage-Backed Securities. Active Bond Fund and each Independence Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.


Lower Rated High Yield Debt Obligations. Active Bond Fund and Small Capitalization Value Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P")). Active Bond Fund will not invest in securities rated below Ca by Moody's or CC by S&P. Small Capitalization Value Fund may invest up to 15% of its net assets in securities rated as low as Ca by Moody's or CC by S & P and their equivalents.


Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Funds' assets. The reduced availability of reliable, objective data may increase the Funds' reliance on management's judgment in valuing high yield bonds. In addition, the Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Funds may reinvest any cash collateral in short-term securities and money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. Each Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Each John Hancock Series Fund may engage in short-term trading. These Funds intend to use short-term trading of securities as a means of managing their portfolio to achieve their respective investment objective. In reaching a decision to sell one security and purchase another security at approximately the same time, the Funds will take into account a number of factors, for fixed income funds. These include the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. Equity funds may engage in short-term trading for special situations. These special situations may include arbitrage opportunities, extraordinary positive or negative earnings surprises, takeover situations, spin-offs, asset plays, management changes or a reorganization. The success of short-term trading will depend upon the ability of the Funds to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be less than the profits and other benefits which will accrue to shareholders.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the applicable Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting if more than 50% of a Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

A Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales [see non-fundamental investment restriction (d)], or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in the case of Focused Small Cap Growth Fund, in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. A Fund, other than Focused Small Cap Growth Fund, may not borrow money for the purpose of leveraging the Funds' assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. Focused Small Cap Growth Fund has no current intention of entering into reverse repurchase agreements or dollar rolls.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies [see non-fundamental investment restriction (f)].

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. For each Fund with respect to 75% of total assets [see non-fundamental investment restriction (e)], purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

            (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

A Fund may not:



(a) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(b) Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.



(c) Invest for the purpose of exercising control over or management of any company.

In addition:


(d) Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Focused Small Cap Growth Fund, and Small Capitalization Value Fund may not make short sales.

(e) Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. Government securities).

(f) Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may only purchase or sell stock index options, stock index futures, and stock index options on futures.


(g) Under normal conditions, Active Bond Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).


(h) Under normal conditions Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund will not invest in any fixed income securities. However, in abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than

      10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less).

(i) International Equity Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The Fund may invest up to 30% of total assets in emerging markets as classified by Morgan Stanley Capital International ("MSCI"). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

(j) Small Capitalization Value Fund invests primarily in U.S. stocks, buy may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents.


(k) Medium Capitalization Growth Fund and Focused Small Cap Growth Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.


If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.


The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Funds is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Funds are also officers or directors of the Funds' Adviser and/or one or more or the Subadvisers, or officers and/or directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                               Positions Held                        Principal Occupation(s)
Name and Address               With the Company                      During the Past Five Years
----------------               ----------------                      --------------------------
Maureen R. Ford *              Trustee, Chairman, President and      President, Broker/Dealer Distributor, John
101 Huntington Avenue          Chief Executive Officer (1,2)         Hancock Life Insurance Company; Vice Chairman,
Boston, MA  02199                                                    Director, President and Chief Executive Officer,
December 1953                                                        the Adviser and The Berkeley Group; Chairman,
                                                                     Director and Chief Executive Officer, John
                                                                     Hancock Funds; Chairman, Director and President,
                                                                     Insurance Agency, Inc.; Chairman, Director and
                                                                     Chief Executive Officer, Sovereign Asset
                                                                     Management Corporation (SAMCorp.); Vice
                                                                     Chairman, the Adviser (until May 2001), Senior
                                                                     Vice President, MassMutual Insurance Co. (until
                                                                     1999); Senior Vice President, Connecticut Mutual
                                                                     Insurance Co. (until 1996).

James F. Carlin                Trustee                               Chairman and CEO, Carlin Consolidated, Inc.
101 Huntington Avenue                                                (management/investments); Director, Arbella
Boston, MA  02199                                                    Mutual (insurance), Health Plan Services, Inc.,
April 1940                                                           Massachusetts Health and Education Tax Exempt
                                                                     Trust, Flagship Healthcare, Inc., Carlin
                                                                     Insurance Agency, Inc., West Insurance Agency,
                                                                     Inc. (until May 1995), Uno Restaurant Corp.;
                                                                     Chairman, Massachusetts Board of Higher
                                                                     Education (until July 1999).

William H. Cunningham          Trustee                               Former Chancellor, University of Texas System
101 Huntington Avenue                                                and former President of the University of Texas,
Boston, MA  02199                                                    Austin, Texas; James L. Bayless Chair of Free
January 1944                                                         Enterprise; Director, LaQuinta Motor Inns, Inc.
                                                                     (hotel management company) (1985-1998);
                                                                     Jefferson-Pilot Corporation (diversified life
                                                                     insurance company) Billing Concepts, Southwest
                                                                     Airlines and Introgen ; Advisory Director, Chase
                                                                     Bank (formerly Texas Commerce Bank -- Austin).

Ronald R. Dion                 Trustee                               Chairman and Chief Executive Officer, R.M.
101 Huntington Avenue                                                Bradley &  Co., Inc.; Director, The New England
Boston, MA  02199                                                    Council and Massachusetts Roundtable; Trustee,
March 1946                                                           North Shore Medical Center, Director, BJ's
                                                                     Wholesale Club, Inc. and a corporator of the
                                                                     Eastern Bank; Trustee, Emmanuel College.


----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                               Positions Held                        Principal Occupation(s)
Name and Address               With the Company                      During the Past Five Years
----------------               ----------------                      --------------------------
Charles L. Ladner              Trustee                               Chairman and Trustee, Dunwoody Village, Inc.;
101 Huntington Avenue                                                Senior Vice President and Chief Financial
Boston, MA  02199                                                    Officer, UGI Corporation (Public Utility
February 1938                                                        Holding Company) (retired 1998); Vice President
                                                                     and Director for AmeriGas, Inc. (retired 1998);
                                                                     Vice President of AmeriGas Partners, L.P.
                                                                     (until 1997); Director, EnergyNorth, Inc.
                                                                     (until 1995).

Steven R. Pruchansky           Trustee (1)                           Chief Executive Officer, Mast Holdings, Inc.
101 Huntington Avenue                                                (since June 1, 2000) Director and President,
Boston, MA  02199                                                    Mast Holdings, Inc. (until May 31, 2000);
August 1944                                                          Director, First Signature Bank & Trust Company
                                                                     (until August 1991); Director, Mast Realty
                                                                     Trust (until 1994); President, Maxwell Building
                                                                     Corp. (until 1991).

Norman H. Smith                Trustee                               Lieutenant General, United States Marine Corps;
101 Huntington Avenue                                                Deputy Chief of Staff for Manpower and Reserve
Boston, MA  02199                                                    Affairs, Headquarters Marine Corps; Commanding
March 1933                                                           General III Marine Expeditionary Force/3rd
                                                                     Marine Division (retired 1991).

John P. Toolan                 Trustee                               Director, The Smith Barney Muni Bond Funds, The
101 Huntington Avenue                                                Smith Barney Tax-Free Money Funds, Inc.,
Boston, MA  02199                                                    Vantage Money Market Funds (mutual funds), The
September 1930                                                       Inefficient-Market Fund, Inc. (closed-end
                                                                     investment company) and Smith Barney Trust
                                                                     Company of Florida; Chairman, Smith Barney
                                                                     Trust Company (retired December, 1991);
                                                                     Director, Smith Barney, Inc., Mutual Management
                                                                     Company and Smith Barney Advisers, Inc.
                                                                     (investment advisers) (retired 1991); Senior
                                                                     Executive Vice President, Director and member
                                                                     of the Executive Committee, Smith Barney,
                                                                     Harris Upham & Co., Incorporated (investment
                                                                     bankers) (until 1991).


----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                               Positions Held                        Principal Occupation(s)
Name and Address               With the Company                      During the Past Five Years
----------------               ----------------                      --------------------------
William L. Braman              Executive Vice President and Chief    Executive Vice President and Chief Investment
101 Huntington Avenue          Investment Officer (2)                Officer, the Adviser and each of the John
Boston, MA  02199                                                    Hancock Funds; Executive Vice President and
December 1953                                                        Chief Investment Officer, Barring Asset
                                                                     Management, London UK (until May 2000).

Richard A. Brown               Senior Vice President and  Chief      Senior Vice President and Chief Financial
101 Huntington Avenue          Financial Officer (2)                 Officer of  the Adviser, John Hancock Funds,
Boston, MA  02199                                                    and The Berkeley Group;  Second Vice President
April 1949                                                           and Senior Associate Controller, Corporate Tax
                                                                     Department, John Hancock Financial Services,
                                                                     Inc. (until January 2001).

Susan S. Newton                Senior Vice President, Secretary      Vice President and Chief Legal Officer the
101 Huntington Avenue          and Chief Legal Officer               Adviser; John Hancock Funds; Vice President,
Boston, MA  02199                                                    Signature Services (until May 2000), The
March 1950                                                           Berkeley Group, NM Capital and SAMCorp.

James J. Stokowski             Vice President, Treasurer and Chief   Vice President, the Adviser.
101 Huntington Avenue          Accounting Officer
Boston, MA  02199
November 1946

Thomas H. Connors              Vice President and Compliance         Vice President and Compliance Officer, the
101 Huntington Avenue          Officer                               Adviser; Vice President, John Hancock Funds.
Boston, MA  02199
September 1959


----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford, a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                     Total Compensation from all
                           Aggregate Compensation    Funds in John Hancock Fund
Trustees                   from the Funds(1)         Complex to Trustees(2)
--------                   -----------------         ----------------------
James F. Carlin                                              $ 72,000
William H. Cunningham*                                         72,100
Ronald R. Dion*                                                72,000
Charles L. Ladner                                              75,100
Steven R. Pruchansky*                                          75,000
Norman H. Smith*                                               78,000
John P. Toolan*                                                70,250
                                                             --------
Total                                                        $514,450

      (1)   Compensation is for the fiscal year ended February 28, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

      (*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of April 2, 2001, the officers and trustees of the Trust as a group owned 0% of the outstanding shares of Active Bond Fund; 0% of the outstanding shares of Medium Capitalization Growth Fund; 1.81% of the outstanding shares of Small Capitalization Value Fund; 0% of the outstanding shares of International Equity Fund; 2.34% of the outstanding shares of Focused Small Cap Growth Fund; 0% of the outstanding shares of Independence Diversified Core Equity Fund II, 1.59% of the outstanding shares of Dividend Performers Fund, 0% of the outstanding shares of Independence Balanced Fund following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:

                                                                                         Percentage of Total
Name and Address of Shareholder                     Fund                                 Outstanding Shares
-------------------------------                     ----                                 ------------------
The Investment Incentive Plan                       Active Bond                          26.12%
101 Huntington Avenue
Boston MA  02199-7603

The Chase Manhattan Bank                            Active Bond                          30.06%
450 West 33rd Street
New York NY  10001

Sipex Tax Deferred Savings Plan                     Active Bond                          9.76%
Sipex Corporation
22 Linnell Circle
Billerica MA  01821-3901

The Arden Group, Inc.                               Active Bond                          6.81%
401(k) Retirement  Savings Plan
2020 South Central Avenue
Compton CA 90220-5302

Gilbane                                             International Equity                 43.11%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

Southern Industrial 401(k) Plan                     International Equity                 12.51%
Southern Industrial
9009 Regency Square Blvd
Jacsonville FL  032211

The Investment Incentive Plan                       International Equity                 18.55%
101 Huntington Avenue
Boston MA 02199-7603

Texon USA, Inc.                                     International Equity                 7.44%
Savings Plan for Employees of
Texon USA Inc.
1190 Huntington Road
Russell MA 01071

Miter & Co                                          Independence Diversified Core        7.12%
c/o Marshall & Iisley Trust Co.                     Equity Fund II
P.O. Box 2977
Milwaukee WI  53201

                                                                                         Percentage of Total
Name and Address of Shareholder                     Fund                                 Outstanding Shares
-------------------------------                     ----                                 ------------------
Northern Trust                                      Independence Diversified Core        10.48%
FBO AM Castle and Co Pension Plan                   Equity Fund II
P.O. Box 92956
Chicago IL

NABANK                                              Independence Diversified Core        5.99%
P.O. Box 2180                                       Equity Fund II
Tulsa OK  74101

Peter Kamin                                         Independence Diversified Core        5.34%
Knowles Electronics Inc.                            Equity Fund II
Pension Trust
1151 Maplewood Drive
Itasca IL

BAO Retirement and Savings Plan                     Independence Diversified Core        5.42%
100 Boeing Way                                      Equity Fund II
Titusville FL

Independence Investment Associates                  Independence Medium Capitalization   7.66%
53 State Street
Boston MA 02109-2809

Hancock Investment Subsidiaries                     Independence Medium Capitalization   13.39%
401K Plan & Trust
Independence Investment Assoc Ttee
53 State Street
Boston MA 02109-2809

Gilbane                                             Independence Medium Capitalization   67.99%
7 Jackson Walkway
Providence RI  02903-323

The Investment Incentive Plan                       Dividend Performers                  56.08%
101 Huntington Avenue
Boston MA 02199-7603

The Chase Manhattan Bank                            Dividend Performers                  9.53%
450 west 33rd Street
New York NY  10001

                                                                                         Percentage of Total
Name and Address of Shareholder                     Fund                                 Outstanding Shares
-------------------------------                     ----                                 ------------------
CG Enterprises Inc                                  Dividend Performers                  7.66%
12001 Guilford Road
Annapolis Junction MD 20701

United Shoe Machinery Employee Svgs                 Dividend Performers                  5.61%
United shoe Machinery
400 Research Drive
Wilmington, MA  01887

Liguori Deferred Savings Plan                       Dividend Performers                  6.61
Liguori Publications Inc
1 Liguori Drive
Liguori, MO  63057

Gilbane                                             Independence Balanced                15.61%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

American College of Physicians                      Independence Balanced                5.56%
Independence Mall West
Philadelphia PA  19106

Dan River, Inc.                                     Independence Balanced                7.30%
Dan River, Inc.401(K) Plan
917 West Main Street
Danville VA  24541

BAO Retirement and Savings Plan                     Independence Balanced                7.85%
100 Boeing Way
Titusville FL 32780

One Color Communications                            Independence Balanced                5.39%
One Color Communication 401(k)
  Retirement Plan
1001 42nd Street
Oakland CA  94608

The Investment Incentive Plan                       Medium Capitalization Growth         30.78%
101 Huntington Avenue
Boston MA 02199-7603

Southern Industrial 401(k) Plan                     Medium Capitalization Growth         10.77%
9009 Regency Square Blvd
Jacsonville FL  032211

Texon USA Inc.                                      Medium Capitalization Growth         8.66%
1190 Huntington Road
Russell MA  01071

                                                                                         Percentage of Total
Name and Address of Shareholder                     Fund                                 Outstanding Shares
-------------------------------                     ----                                 ------------------
Globe Manufacturing Co                              Medium Capitalization Growth         13.54%
401K Plan
456 Bedford Street
Fall River MA 02720-4802

Gilbane                                             Small Capitalization Value           56.71%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

The Investment Incentive Plan                       Small Capitalization Value           19.56%
101 Huntington Avenue
Boston MA 02199-7603

Sheldon & Co.                                       Small Capitalization Value           5.48%
c/o National City Bank
P.O. Box 94984
Cleveland OH  44101

Fidelity Investment Institutional                   Small Capitalization Value           10.44%
 Operations Co. As Agent for certain
 employee Benefit plans
100 Magellan Way
Covington KY  41015

The Investment Incentive Plan                       Focused Small Cap Growth Fund-       37.51%
101 Huntington Avenue                               Class I
Boston MA 02199-7603

Cape Ann Local Lodge #2654                          Focused Small Cap Growth Fund        13.63%
401K Plan                                           -Class I
c/o Gloucester Engineering
PO Box 900
Gloucester MA 01931-0900

Manistique Papers, Inc.                             Focused Small Cap Growth Fund        6.68%
453 S. Mackinac Avenue                              -Class I
Manistique MI.  49854

CG Enterprises Inc                                  Focused Small Cap Growth             5.35%
12001 Guilford Road                                 Fund-Class I
Annapolis Junction MD 20701

American College of Physicians, Inc.                Focused Small Cap Growth             8.60%
Independence Mall West                              Fund-Class I
Philadelphia PA  29206

                                                                                         Percentage of Total
Name and Address of Shareholder                     Fund                                 Outstanding Shares
-------------------------------                     ----                                 ------------------
The Chase Manhattan Bank                            Focused Small Cap Growth             5.09%
450 West 33rd Street                                Fund-Class I
New York NY  10001

American College of Physicians, Inc.                Focused Small Cap Growth             5.60%
Independence Mall West                              Fund-Class I
Philadelphia PA  29206

American Radio Association                          Focused Small Cap Growth             7.41%
360 West 31st Street                                Fund-Class I
New York NY  10001


Shareholders of a Fund having beneficial ownership of more than 25% of the shares of a Fund may be deemed for purposes of the Investment Company Act of 1940, as amended, to control that Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Funds and the other funds and publicly traded investment companies in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years. The Small Capitalization Value Fund is managed by Timothy E. Quinlisk, CFA. Mr. Quinlisk is a Senior Vice President of the Adviser and has managed the Fund since 1998 except between January and March 2000.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses or redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders, meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As of December 14, 2000, with respect to International Equity Fund, the Adviser has entered into a sub-investment management contract (the "Sub-Advisory Agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas-Applegate is a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001, Nicholas-Applegate was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Until December 14, 2000, the Sub-Adviser to the International Equity Fund was Indocam International Investment Services ("IIIS"). IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), 91-93 Boulevard Pasteur, Paris, France 75015, one of the largest financial and industrial groups in Europe. The Sub-Advisory Agreement with IIIS was terminated effective December 14, 2000. Until March 1, 2000, International Equity Fund had another Sub-Adviser, John Hancock Advisers International Limited ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London SWIY 6DF, England. JHAI is a wholly owned subsidiary of the Adviser formed in 1987 to provide investment research and advisory services to U.S. institutional clients. The Sub-Advisory Agreement with JHAI was terminated effective March 1, 2000.

With respect to each Independence Fund, the Adviser has entered into a Sub-Advisory Agreement with Independence Investment LLC
("Independence"). Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.


Under each respective Sub-Advisory Agreement, the corresponding Sub-Adviser, subject to the review of the Trustees and the over-all supervision of the Adviser, is responsible for managing the investment operations of the corresponding Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of each Fund.

Funds                                                            Rate
-----                                                            ----
Active Bond  Fund                        .50% of average daily net assets up to $1.5 billion
                                         .45% of such assets in excess of $1.5 billion

Small Capitalization Value Fund          .70% of average daily net assets up to $500 million
                                         .65% of such assets in excess of $500 million

Dividend Performers Fund                 .60% of average daily net assets up to $500 million
                                         .55% of such assets in excess of $500 million

Medium Capitalization Growth Fund        .80% of average daily net assets up to $500 million
                                         .75% of such assets in excess of $500 million


Focused Small Cap Growth Fund            .80% of average daily net assets


International Equity Fund                .90% of average daily net assets up to $500 million
                                         .65% of such assets in excess of $500 million

Balanced Fund                            .70% of the average daily net assets up to $500 million
                                         .65% of such assets in excess of $500 million

Diversified Core Equity Fund II          .50% of the average daily net assets up to $1 billion
                                         .45% of such assets in excess of $1 billion

Medium Capitalization Fund               .80% of the average daily net assets up to $500 million
                                         .75% of such assets in excess of $500 million


The advisory fees paid by Focused Small Cap Growth Fund and International Equity Fund are greater than those paid by most funds. Due to the added complexity of managing funds with investment strategies similar to these Funds, advisory fees of similar funds tend to be higher than those paid by most funds. Also, the advisory fees paid by Medium Capitalization Fund are greater, but they are comparable to those paid by many investment companies with similar investment objectives and policies.

Under each Sub-Advisory Agreement, the Adviser (not the Fund) pays a portion of its fee to the corresponding Sub-Adviser. Sub-Advisory fees are paid at the following rates: Diversified Core Equity Fund II, 80% of the advisory fee payable on the Fund's average daily net assets; Medium Capitalization Fund, 55% of the advisory fee payable on the Fund's average daily net assets and Balanced Fund, 60% of the advisory fee payable on the Fund's average daily net assets. With respect to International Equity Fund, the Adviser pays Nicholas-Applegate a Sub-Advisory fee quarterly equal on an annual basis to (i) 0.90% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.65% of the average daily net asset value of the Fund in excess of $500,000,000. From December 14, 2000 until May 11, 2001, the Adviser paid Nicholoas-Applegate a Sub-Advisory fee equal to 55% of the gross management fee received by the Adviser with respect to the International Equity Fund's average daily net assets. Until December 14, 2000 with respect to International Equity Fund, the Adviser paid IIIS a Sub-Advisory fee equal to 55% of the gross management fee received by the Adviser with respect to the International Equity Fund's average daily net assets. The Sub-Advisory Agreement with IIIS was terminated effective December 14, 2000. For International Equity Fund, the Adviser also paid JHAI a Sub-Advisory fee equal to 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and 90% of the advisory fee payable on the Fund's assets exceeding $500 million. JHAI agreed to waive all but 0.05% of this fee beginning January 1, 2000. The Sub-Advisory Agreement with JHAI was terminated effective March 1, 2000.

For the period ended February 28, 1999, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 28, 1999, the Adviser received $3,095, $69,056, $189,005, $511,989,
$2,716,529 and $20,569 after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.

For the period ended February 29, 2000, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 29, 2000, the Adviser received $2,775, $42,132, $89,049, $479,968,
$2,710,449 and $31,290 after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.

For the period ended February 28, 2001, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 28, 2001, the Adviser received $XXX, $XXX, $XXXX, $XXXX, $XXX and $XXXX after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Advisers or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for a Fund or for other funds or clients for which the Adviser or Sub-Advisers render investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Sub-Advisers or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to each Advisory Agreement, where applicable, Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreement.

Under each Advisory Agreement, each Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of each Independence Fund, each Independence Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The continuation of the Advisory Agreement, the Sub-Advisory Agreements and the Distribution Agreement was approved by all of the Trustees in June of 2001. With respect to International Equity Fund, on December 12. 2000, the Trustees approved the termination of IIIS as Sub-Adviser and appointed Nicholas-Applegate as Sub-Adviser effective December 14, 2000. This appointment was approved by International Equity Fund's shareholders on April 25, 2001. The Advisory Agreement, the Sub-Advisory Agreements and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended February 28, 1999, February 29, 2000 February 28, 2001, the Fund paid the Adviser the following for services under this Agreement: Balanced Fund $12,152, $13,666 and $_____, Medium Capitalization Fund $1,587, $2,048 and $_____, Diversified Core Equity Fund II $84,538, $98,578 and $______, Active Bond Fund $858, $902 and $______, Dividend
Performers Fund $3,109, $3,096 and $______, Medium Capitalization Growth Fund $5,047, $3,853 and $_____, Small Capitalization Value Fund $1,235, $2,289 and $______, Focused Small Cap Growth Fund $352, $752 and $______ and International Equity Fund $1,324, $1,587 and $________.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACT

The Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.

SALES COMPENSATION

As part of its business strategy, John Hancock Funds may pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) by dividing the net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. Each Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of that period.

DESCRIPTION OF THE FUNDS' SHARES


The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of eleven series of which nine series are described herein. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. Effective October 1, 1999, the Trustees authorized the issuance Class P shares for Independence Diversified Core Equity Fund II. Existing shares of the Fund were designated "Class I" shares. Class P shares are discussed in a separate Statement of Additional Information. Effective November 15, 2000, the Trustees authorized the issuance of Class A, Class B, and Class C shares for Focused Small Cap Growth Fund. Existing shares of Focused Small Cap Growth Fund were designated "Class I" shares. Class A, Class B and Class C shares are discussed in a separate Statement of Additional Information.


Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Each Fund's shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A Fund reserves the right to reject any application which conflicts with a Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends, under normal circumstances, to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from each Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options and futures, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by a Fund or its shareholders in future years.

If a Fund invests (either directly or through depository receipts such as ADRs, GDRs or EDRs) in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Funds would not be able to pass through to their respective shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each Fund may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Subadvisers and whether the Adviser and the Subadvisers believes it to be in the best interest of the Funds to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in a Fund's portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege), in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds reserve the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. Although each Fund's present intention is to distribute all net capital gains, if any, the Fund will not in any event distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by such Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his Fund shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, each Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains of that Fund, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders. As of February 29, 2001, Active Bond Fund had a capital loss carryforwards of $XXXX which will expire in 2008. The remaining Funds do not have any capital loss carryforwards.


For purposes of dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the applicable Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Each Fund that invests in securities of foreign issuers may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. With respect to each Fund, other than International Equity Fund, because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stock or securities of foreign corporations, the Funds will not be able to pass such taxes through to their shareholders, who in consequence will not include any portion of such taxes in their incomes and will not be entitled to tax credits or deductions with respect to such taxes. However, such Funds will be entitled to deduct such taxes in determining the amounts they must distribute in order to avoid Federal income tax. If more than 50% of the value of the total assets of International Equity Fund at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received, and
(ii) treat such respective pro rata portions as foreign taxes paid by them.

If the election is made, shareholders of the International Equity Fund may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by International Equity Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from International Equity Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

Each Fund that invests in zero coupon securities or certain PIK or increasing rate securities and any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) accrues income on such securities prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions, may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. Each Fund must distribute, at least annually, all or substantially all of its net income and net capital gains, including such accrued income or gain, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow cash, to satisfy these distribution requirements.

Active Bond Fund and Small Capitalization Value Fund may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by Active

Bond Fund and Small Capitalization Value Fund in the event they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and to avoid becoming subject to Federal income or excise tax.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps, interest rate swaps, caps, floors and collars, and possibly other investments or transactions are or may be unclear in certain respects, and each Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

With respect to each Fund that may enter into foreign currency positions, forwards, futures and options transactions, limitations imposed by the Code on regulated investment companies may restrict the Funds' ability to enter into options, futures, foreign currency positions, and forward foreign currency contracts.

Certain options, futures and forward foreign currency contracts undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect their character as long-term or short-term (or in the case of certain foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, futures contract, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Funds' distributions to shareholders. A Fund will also take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to minimize any potential adverse tax consequence.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to a non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate on file, to 31% back up withholding on certain other payments from the Fund. Non U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Funds anticipate that, provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Yield


For the 30-day period ended February 28, 2001, the yield of Active Bond Fund was XXX%.


A Fund's yield is computed by dividing its net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:
         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV).

Total Return

The average annual total return for the 1 year and life of that Fund for the period ended February 28, 2001 is as follows:


                                                           One Year Ended            Commencement of Operations
                                                         February 28, 2001              to February 28, 2001
                                                         -----------------              --------------------
Active Bond Fund                                                 %                             %    (c)
Small Capitalization Value Fund                                  %                             %    (d)
Dividend Performers Fund                                         %                             %    (c)
Medium Capitalization Growth Fund                                %                             %    (e)
Focused Small Cap Growth Fund                                    %                             %    (b)
International Equity Fund                                        %                             %    (c)
Balanced Fund                                                    %                             %    (f)
Diversified Core Equity Fund II                                  %                             %    (a)
Medium Capitalization Fund                                       %                             %    (g)

  (a) Commencement of operations, March 10, 1995.
  (b) From commencement of operations, May 2, 1996.
  (c) Commencement of operations, March 30, 1995.
  (d) Commencement of operations April 19, 1995.
  (e) Commencement of operations, April 11, 1995.
  (f) Commencement of operations, July 6, 1995.
  (g) From commencement of operations, October 2, 1995.


A Fund's total return is computed by finding the average annual compounded rate of return over the indicated period that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

         P    =    a hypothetical initial investment of $1,000.
         T    =    average annual total return.
         n    =    number of years.
         ERV  =    ending redeemable value of a hypothetical $1,000
                   investment made at the beginning of the one year and life of fund periods.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

From time to time, in reports and promotional literature, a Fund's total return will be ranked or compared to indices of mutual funds and bank deposit vehicles. Such indices may include Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets and total return on equity mutual funds in the United States, as well as those published by Frank Russell, Callan Associates, Wilshire Associates and SEI.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as Money magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, and Barron's, Pensions & Investments and Institutional Investor may also be utilized. The Funds' promotional and sales literature may make reference to a Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of any Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Funds are made by officers of the Adviser pursuant to recommendations made by an investment policy committee of the Adviser, which consists of officers and directors of the Adviser, corresponding Subadviser (if applicable), officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Trust, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.


To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and corresponding Subadviser (if applicable) of the Funds. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and corresponding Subadviser (if applicable). The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. Similarly, research information and assistance provided to a Subadviser by brokers and dealers may benefit other advisory clients or affiliates of such Subadviser. The Funds will not make any commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in connection with the corresponding Subadviser (if applicable), will be primarily responsible for the allocation of the Funds' brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Trustees. For the fiscal years ended on February 28, 1999, February 29, 2000 and February 28, 2001, the Funds paid negotiated brokerage commissions in the amount as follows:
Independence Diversified Core Equity Fund II $559,111, $711,968 and $        ,
Independence Medium Capitalization Fund $8,985, $16,377 and $        ,
Independence Balanced Fund $49,743, $51,745 and $        , Dividend Performers
Fund $32,953, $22,210 and $        , Medium Capitalization Growth Fund $96,224,
$51,580 and $        , Small Capitalization Value Fund $39,784, $42,422 and $
International Equity $38,053, $62,440 and $        , Focused Small Cap Growth
Fund $5,313, $9,166 and $ . Active Bond Fund had no negotiated brokerage commissions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended February 28, 2001, Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, Focused Small Cap Growth and Diversified Core Equity Fund II directed commissions in the amount of $750, $24,730, $20,734, $3,582 and $74,236, respectively to compensate brokers for research services such as industry, economics and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Credit Agricole, IIIS parent, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd), London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the fiscal years ending February 28, 1999, February 29, 2000 and from the period from March 1, 2000 to December 12, 2000, the Fund did not execute any portfolio transactions with Affiliated Brokers.


Signator may act as broker for the Funds on securities or commodities exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Funds, the Adviser, the corresponding Subadviser (if applicable) or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, and the corresponding Subadviser (if applicable), have, as investment advisers to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc.,101 Huntington Avenue, Attn: Participant Service Center, Boston, MA 02199, a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for each Fund. Each Fund pays Signature Services a fee of 0.05% of its average daily net assets.

CUSTODY OF PORTFOLIO

Portfolio securities of International Equity Fund are held pursuant to a Master Custodian Agreement, as amended, between the Adviser and State Street Bank and Trust Company, 200 Berkeley Street, Boston, Massachusetts 02116. Portfolio securities of the other Funds are held pursuant to a Master Custodian Agreement, as amended, between the Adviser and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the Master Custodian Agreements, Investors Bank & Trust Company and State Street Bank and Trust Company perform custody, portfolio and fund accounting services for their respective Funds.

INDEPENDENT AUDITORS

The independent auditors of the Funds are ______________________, 200 Berkeley Street, Boston, Massachusetts 02116. _______________________ audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A

Description of Securities Ratings(1)

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

--------
(1) The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

      3.    There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-I or P-1 repayment ability will often be evidenced by the following characteristics:

      _     Leading market positions in well established industries.

      _     High rates of return on funds employed.

      _ Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      _ Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      _ Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Saving & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Commercial Paper

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
********

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

FINANCIAL STATEMENTS

                 JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II

                                 Class P Shares
                       Statement of Additional Information


                                  July 1, 2001


This Statement of Additional Information provides information about Class P shares of John Hancock Independence Diversified Core Equity Fund II (the "Fund") in addition to the information that is contained in the Fund's current Prospectus. The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page

Organization of the Fund.................................................      2
Investment Objective and Policies........................................      2
Investment Restrictions..................................................      9
Those Responsible for Management.........................................     11
Investment Advisory and Other Services...................................     16
Distribution Contracts...................................................     19
Net Asset Value..........................................................     20
Special Redemptions......................................................     21
Additional Services and Programs.........................................     21
Purchases and Redemptions through Third Parties..........................     21
Description of the Fund's Shares.........................................     21
Tax Status...............................................................     23
Calculation of Performance...............................................     27
Brokerage Allocation.....................................................     29
Transfer Agent  Services.................................................     31
Custody of Portfolio.....................................................     31
Independent Auditors.....................................................     31
Appendix A- Description of Investment Risk...............................    A-1
Appendix B-Description of Bond Ratings...................................    B-1
Financial Statements.....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The Subadviser of the Fund is Independence Investment LLC ("Independence") referred to herein as the "Subadviser." Independence is an affiliate of the Life Company.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective. Class I shares of the Fund are discussed in a separate Statement of Additional Information.

The Fund seeks above-average total return consisting of capital appreciation and income. The Fund emphasizes investments in companies offering capital growth and/or income potential over both the intermediate and long term. The Fund's performance and risk profile benchmark is the Standard & Poor's 500 Stock Index (the "S&P 500 Index") which is comprised of 500 industrial, utility, transportation and financial companies in the United States markets. Most of these companies are listed on the New York Stock Exchange (the "Exchange"). Companies included in the S&P 500 Index represent about 75% of the Exchange's market capitalization and 30% of the Exchange's issuers. The S&P 500 Index is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. The Fund will diversify its investments in common stocks of companies in a number of industry groups without concentrating in any particular industry. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Debt securities in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and the interest rate sensitivity of the various debt issues available with respect to a particular issuer, and analysis of the anticipated volatility and liquidity of the particular debt instruments.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.


Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, the Fund will not enter into reverse repurchase agreements or other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U. S. Government, its agencies, instrumentalities or authorities), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:


1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent

      Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

3. Invest for the purpose of exercising control over or management of any company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                       Positions Held    Principal Occupation(s)
Name and Address       With the Company  During the Past Five Years
----------------       ----------------  --------------------------

Maureen R. Ford *      Trustee,          President, Broker/Dealer Distributor,
101 Huntington Avenue  Chairman,         John Hancock Life Insurance Company;
Boston, MA  02199      President and     Vice Chairman, Director, President and
December 1953          Chief Executive   Chief Executive Officer, the Adviser
                       Officer (1,2)     and The Berkeley Group; Chairman,
                                         Director and Chief Executive Officer,
                                         John Hancock Funds; Chairman, Director
                                         and President, Insurance Agency, Inc.;
                                         Chairman, Director and Chief Executive
                                         Officer, Sovereign Asset Management
                                         Corporation (SAMCorp.); Vice Chairman,
                                         the Adviser (until May 2001), Senior
                                         Vice President, MassMutual Insurance
                                         Co. (until 1999); Senior Vice
                                         President, Connecticut Mutual Insurance
                                         Co. (until 1996).

James F. Carlin        Trustee           Chairman and CEO, Carlin Consolidated,
101 Huntington Avenue                    Inc. (management/investments);
Boston, MA  02199                        Director, Arbella Mutual (insurance),
April 1940                               Health Plan Services, Inc.,
                                         Massachusetts Health and Education Tax
                                         Exempt Trust, Flagship Healthcare,
                                         Inc., Carlin Insurance Agency, Inc.,
                                         West Insurance Agency, Inc. (until May
                                         1995), Uno Restaurant Corp.; Chairman,
                                         Massachusetts Board of Higher Education
                                         (until July 1999).

William H. Cunningham  Trustee           Former Chancellor, University of Texas
101 Huntington Avenue                    System and former President of the
Boston, MA  02199                        University of Texas, Austin, Texas;
January 1944                             James L. Bayless Chair of Free
                                         Enterprise; Director, LaQuinta Motor
                                         Inns, Inc. (hotel management company)
                                         (1985-1998); Jefferson-Pilot
                                         Corporation (diversified life insurance
                                         company) Billing Concepts, Southwest
                                         Airlines and Introgen ; Advisory
                                         Director, Chase Bank (formerly Texas
                                         Commerce Bank - Austin).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                       Positions Held    Principal Occupation(s)
Name and Address       With the Company  During the Past Five Years
----------------       ----------------  --------------------------

Ronald R. Dion         Trustee           Chairman and Chief Executive Officer,
101 Huntington Avenue                    R.M. Bradley &  Co., Inc.; Director,
Boston, MA  02199                        The New England Council and
March 1946                               Massachusetts Roundtable; Trustee,
                                         North Shore Medical Center, Director,
                                         BJ's Wholesale Club, Inc. and a
                                         corporator of the Eastern Bank;
                                         Trustee, Emmanuel College.

Charles L. Ladner      Trustee           Chairman and Trustee, Dunwoody Village,
101 Huntington Avenue                    Inc.; Senior Vice President and Chief
Boston, MA  02199                        Financial Officer, UGI Corporation
February 1938                            (Public Utility Holding Company)
                                         (retired 1998); Vice President and
                                         Director for AmeriGas, Inc. (retired
                                         1998); Vice President of AmeriGas
                                         Partners, L.P. (until 1997); Director,
                                         EnergyNorth, Inc. (until 1995).

Steven R. Pruchansky   Trustee (1)       Chief Executive Officer, Mast Holdings,
101 Huntington Avenue                    Inc. (since June 1, 2000) Director and
Boston, MA  02199                        President, Mast Holdings, Inc. (until
August 1944                              May 31, 2000); Director, First
                                         Signature Bank & Trust Company (until
                                         August 1991); Director, Mast Realty
                                         Trust (until 1994); President, Maxwell
                                         Building Corp. (until 1991).

Norman H. Smith        Trustee           Lieutenant General, United States
101 Huntington Avenue                    Marine Corps; Deputy Chief of Staff for
Boston, MA  02199                        Manpower and Reserve Affairs,
March 1933                               Headquarters Marine Corps; Commanding
                                         General III Marine Expeditionary
                                         Force/3rd Marine Division (retired
                                         1991).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                       Positions Held    Principal Occupation(s)
Name and Address       With the Company  During the Past Five Years
----------------       ----------------  --------------------------

John P. Toolan         Trustee           Director, The Smith Barney Muni Bond
101 Huntington Avenue                    Funds, The Smith Barney Tax-Free Money
Boston, MA  02199                        Funds, Inc., Vantage Money Market Funds
September 1930                           (mutual funds), The Inefficient-Market
                                         Fund, Inc. (closed-end investment
                                         company) and Smith Barney Trust Company
                                         of Florida; Chairman, Smith Barney
                                         Trust Company (retired December, 1991);
                                         Director, Smith Barney, Inc., Mutual
                                         Management Company and Smith Barney
                                         Advisers, Inc. (investment advisers)
                                         (retired 1991); Senior Executive Vice
                                         President, Director and member of the
                                         Executive Committee, Smith Barney,
                                         Harris Upham & Co., Incorporated
                                         (investment bankers) (until 1991).

William L. Braman      Executive Vice    Executive Vice President and Chief
101 Huntington Avenue  President and     Investment Officer, the Adviser and
Boston, MA  02199      Chief Investment  each of the John Hancock Funds;
December 1953          Officer (2)       Executive Vice President and Chief
                                         Investment Officer, Barring Asset
                                         Management, London UK (until May 2000).

Richard A. Brown       Senior Vice       Senior Vice President and Chief
101 Huntington Avenue  President and     Financial Officer of  the Adviser, John
Boston, MA  02199      Chief Financial   Hancock Funds, and The Berkeley Group;
April 1949             Officer (2)       Second Vice President and Senior
                                         Associate Controller, Corporate Tax
                                         Department, John Hancock Financial
                                         Services, Inc. (until January 2001).

Susan S. Newton        Senior Vice       Vice President and Chief Legal Officer
101 Huntington Avenue  President,        the Adviser; John Hancock Funds; Vice
Boston, MA  02199      Secretary and     President, Signature Services (until
March 1950             Chief Legal       May 2000), The Berkeley Group, NM
                       Officer           Capital and SAMCorp.

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                       Positions Held    Principal Occupation(s)
Name and Address       With the Company  During the Past Five Years
----------------       ----------------  --------------------------

James J. Stokowski     Vice President,   Vice President, the Adviser.
101 Huntington Avenue  Treasurer and
Boston, MA  02199      Chief Accounting
November 1946          Officer

Thomas H. Connors      Vice President    Vice President and Compliance Officer,
101 Huntington Avenue  and Compliance    the Adviser; Vice President, John
Boston, MA  02199      Officer           Hancock Funds.
September 1959

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford, a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                         Aggregate             Total Compensation from all
                         Compensation          Funds in John Hancock Fund
Trustees                 from the Fund(1)      Complex to Trustees (2)
--------                 ----------------      -----------------------
James F. Carlin                                          $ 72,000
William H. Cunningham*                                     72,100
Ronald R. Dion*                                            72,000
Charles L. Ladner                                          75,100
Steven R. Pruchansky*                                      75,000
Norman H. Smith*                                           78,000
John P. Toolan*                                            70,250
                                                         --------
Total                                                    $514,450

      (1)   Compensation is for the fiscal year ended February 28, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

      (*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of April 2, 2001, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of Class P shares the Fund. As of that date, no shareholders of record beneficially owned 5% or more of the outstanding shares of Class P shares the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.


The Adviser has entered into a Sub-Advisory Agreement with Independence. Under the Sub-Advisory Agreement, the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's investment portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                          Annual Rate
---------------                          -----------

First $1 billion                         0.50%
Amount over $1 billion                   0.45%


For the periods ended February 28, 1999, February 29, 2000 and February 28, 2001, the Adviser received investment management fees of $2,716,529, $2,710,449 and $ , respectively. The Adviser (not the Fund) pays a portion of its fee to the Subadviser at the rate of 80% of the advisory fee payable on the Fund's average daily net assets.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund expenses (excluding 12b-1fees) to 0.70% of the Fund's average daily net assets at least until June 30, 2002. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Fund or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


Under the Sub-Advisory Agreement of the Fund, the Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is in effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The continuation of the Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid the Adviser $84,538, $98,578 and $ , respectively, for services under this agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined.


The Fund's Trustees adopted a Distribution Plan with respect to Class P shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% of the Fund's Class P average daily net assets. Service fees will not exceed 0.25% of the Class P average daily net assets. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class P Plan, these expenses will not be carried beyond twelve months from the date they were incurred. The Plans were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at a meeting called for the purpose of voting on this Plan. For the fiscal year ended February 28, 2001, there were no unreimbursed Class P distribution expenses.


Pursuant to the Plan, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and ten other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have authorized the issuance of Class P and Class I. Class I shares are discussed in a separate Statement of Additional Information.


The shares of each class of the Fund represent an equal proportionate interest in the assets belonging to that class of the Fund. Holders of Class P shares have exclusive voting rights on matters relating to the Class P distribution plan. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. When issued, shares are fully paid and nonassessable. In the event of liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class P will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this

Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in

January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund does not have any capital loss carryforwards.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining a corporate shareholder's alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of February 28, 2001, the average annual total return for Class P shares of the Fund for the 1 year period and since commencement of operations on October 1, 1999 was XX.X%.


Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

P =   a hypothetical initial investment of $1,000.
T =   average annual total return.
n =   number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

      a =   dividends and interest earned during the period.
      b =   net expenses accrued during the period.
      c =   the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      d =   the maximum offering price per share on the last day of the period
            (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended on February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid negotiated brokerage commissions in the amount of $559,111, $711,968 and $ , respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended February 28, 2001, the Fund paid $74,236 in commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund did not execute any portfolio transactions with the Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund will pay Signature Services an annual fee of 0.05% of the average daily net assets attributable to the Class P shares.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are ____________________, 200 Berkeley Street, Boston, Massachusetts 02116. ______________________ audits and renders opinions on the Fund's annual financial statements and reviews the Fund's annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

                          JOHN HANCOCK CORE VALUE FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information


                                  July 1, 2001


This Statement of Additional Information provides information about John Hancock Core Value Fund (the "Fund") in addition to the information that is contained in the combined Equity Funds current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page

Organization of the Fund.................................................      2
Investment Objective and Policies........................................      2
Investment Restrictions..................................................      9
Those Responsible for Management.........................................     11
Investment Advisory and Other Services...................................     17
Distribution Contracts...................................................     20
Sales Compensation.......................................................     22
Net Asset Value..........................................................     24
Initial Sales Charge on Class A and Class C Shares.......................     25
Deferred Sales Charge on Class B and Class C Shares......................     28
Special Redemptions......................................................     32
Additional Services and Programs.........................................     32
Purchases and Redemptions through Third Parties..........................     34
Description of the Fund's Shares.........................................     34
Tax Status...............................................................     36
Calculation of Performance...............................................     40
Brokerage Allocation.....................................................     42
Transfer Agent  Services.................................................     45
Custody of Portfolio.....................................................     45
Independent Auditors.....................................................     45
Appendix A- Description of Investment Risk...............................    A-1
Appendix B-Description of Bond Ratings...................................    B-1
Financial Statements.....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to July 1, 1999, the Fund was called John Hancock Independence Value Fund.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The Subadviser of the Fund is Independence Investment LLC ("Independence") referred to herein as the "Subadviser." Independence is an affiliate of the Life Company.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its investment objective.


The Fund seeks above-average total return (capital appreciation plus income). The Fund emphasizes relatively undervalued securities. The Fund's performance and risk profile benchmark portfolio is the Russell 1000 Value Index which is comprised of stocks and companies with a less-than-average growth orientation and represents the universe of stocks from which value managers typically select. It is capitalization weighted and includes only common stocks belonging to large-capitalization, domestic corporations.


The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. The Fund will diversify its investments in common stocks of companies in a number of industry groups without concentrating in any particular industry. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Debt securities in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and the interest rate sensitivity of the various debt issues available with respect to a particular issuer, and analysis of the anticipated volatility and liquidity of the particular debt instruments.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S.

Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.


Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, the Fund will not enter into reverse repurchase agreements or other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed

Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:


1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent

      Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

3. Invest for the purpose of exercising control over or management of any company.


If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.


The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                     Positions Held         Principal Occupation(s)
Name and Address     With the Company       During the Past Five Years
----------------     ----------------       --------------------------

Maureen R. Ford *    Trustee, Chairman,     President, Broker/Dealer
101 Huntington       President and Chief    Distributor, John Hancock Life
Avenue               Executive Officer      Insurance Company; Vice Chairman,
Boston, MA  02199    (1,2)                  Director, President and Chief
December 1953                               Executive Officer, the Adviser and
                                            The Berkeley Group; Chairman,
                                            Director and Chief Executive
                                            Officer, John Hancock Funds;
                                            Chairman, Director and President,
                                            Insurance Agency, Inc.; Chairman,
                                            Director and Chief Executive
                                            Officer, Sovereign Asset Management
                                            Corporation (SAMCorp.); Vice
                                            Chairman, John Hancock Funds (until
                                            May 2001; Senior Vice President,
                                            MassMutual Insurance Co. (until
                                            1999); Senior Vice President,
                                            Connecticut Mutual Insurance Co.
                                            (until 1996).

James F. Carlin      Trustee                Chairman and CEO, Carlin
101 Huntington                              Consolidated, Inc.
Avenue                                      (management/investments); Director,
Boston, MA  02199                           Arbella Mutual (insurance), Health
April 1940                                  Plan Services, Inc., Massachusetts
                                            Health and Education Tax Exempt
                                            Trust, Flagship Healthcare, Inc.,
                                            Carlin Insurance Agency, Inc., West
                                            Insurance Agency, Inc. (until May
                                            1995), Uno Restaurant Corp.;
                                            Chairman, Massachusetts Board of
                                            Higher Education (until July 1999).

William H.           Trustee                Former Chancellor, University of
Cunningham                                  Texas System and former President
101 Huntington                              of the University of Texas, Austin,
Avenue                                      Texas; James L. Bayless Chair of
Boston, MA  02199                           Free Enterprise; Director, LaQuinta
January 1944                                Motor Inns, Inc. (hotel management
                                            company) (1985-1998);
                                            Jefferson-Pilot Corporation
                                            (diversified life insurance company)
                                            Billing Concepts, Southwest Airlines
                                            and Introgen ; Advisory Director,
                                            Chase Bank (formerly Texas Commerce
                                            Bank - Austin).


-----------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                     Positions Held         Principal Occupation(s)
Name and Address     With the Company       During the Past Five Years
----------------     ----------------       --------------------------

Ronald R. Dion       Trustee                Chairman and Chief Executive
101 Huntington                              Officer, R.M. Bradley &  Co., Inc.;
Avenue                                      Director, The New England Council
Boston, MA  02199                           and Massachusetts Roundtable;
March 1946                                  Trustee, North Shore Medical
                                            Center, Director, BJ's Wholesale
                                            Club, Inc. and a corporator of the
                                            Eastern Bank; Trustee, Emmanuel
                                            College.

Charles L. Ladner    Trustee                Chairman and Trustee, Dunwoody
101 Huntington                              Village, Inc.; Senior Vice
Avenue                                      President and Chief Financial
Boston, MA  02199                           Officer, UGI Corporation (Public
February 1938                               Utility Holding Company) (retired
                                            1998); Vice President and Director
                                            for AmeriGas, Inc. (retired 1998);
                                            Vice President of AmeriGas
                                            Partners, L.P. (until 1997);
                                            Director, EnergyNorth, Inc. (until
                                            1995).

Steven R. Pruchansky Trustee (1)            Chief Executive Officer, Mast
101 Huntington                              Holdings, Inc. (since June 1, 2000)
Avenue                                      Director and President, Mast
Boston, MA  02199                           Holdings, Inc. (until May 31,
August 1944                                 2000); Director, First Signature
                                            Bank & Trust Company (until August
                                            1991); Director, Mast Realty Trust
                                            (until 1994); President, Maxwell
                                            Building Corp. (until 1991).

Norman H. Smith      Trustee                Lieutenant General, United States
101 Huntington                              Marine Corps; Deputy Chief of Staff
Avenue                                      for Manpower and Reserve Affairs,
Boston, MA  02199                           Headquarters Marine Corps;
March 1933                                  Commanding General III Marine
                                            Expeditionary Force/3rd Marine
                                            Division (retired 1991).


-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)

                     Positions Held         Principal Occupation(s)
Name and Address     With the Company       During the Past Five Years
----------------     ----------------       --------------------------

John P. Toolan       Trustee                Director, The Smith Barney Muni
101 Huntington                              Bond Funds, The Smith Barney
Avenue                                      Tax-Free Money Funds, Inc., Vantage
Boston, MA  02199                           Money Market Funds (mutual funds),
September 1930                              The Inefficient-Market Fund, Inc.
                                            (closed-end investment company) and
                                            Smith Barney Trust Company of
                                            Florida; Chairman, Smith Barney
                                            Trust Company (retired December,
                                            1991); Director, Smith Barney,
                                            Inc., Mutual Management Company and
                                            Smith Barney Advisers, Inc.
                                            (investment advisers) (retired
                                            1991); Senior Executive Vice
                                            President, Director and member of
                                            the Executive Committee, Smith
                                            Barney, Harris Upham & Co.,
                                            Incorporated (investment bankers)
                                            (until 1991

William L. Braman    Executive Vice         Executive Vice President and Chief
101 Huntington       President and Chief    Investment Officer, the Adviser and
Avenue               Investment Officer (2) each of the John Hancock Funds;
Boston, MA  02199                           Executive Vice President and Chief
December 1953                               Investment Officer, Barring Asset
                                            Management, London UK (until May
                                            2000).

Richard A. Brown     Senior Vice President  Senior Vice President and Chief
101 Huntington       and  Chief Financial   Financial Officer of  the Adviser,
Avenue               Officer (2)            John Hancock Funds, and The
Boston, MA  02199                           Berkeley Group;  Second Vice
April 1949                                  President and Senior Associate
                                            Controller, Corporate Tax
                                            Department, John Hancock Financial
                                            Services, Inc. (until January 2001).

Susan S. Newton      Senior Vice            Senior Vice President and Chief
101 Huntington       President, Secretary   Legal Officer the Adviser; John
Avenue               and Chief Legal        Hancock Funds; Vice President,
Boston, MA  02199    Officer                Signature Services (until May
March 1950                                  2000), The Berkeley Group, NM
                                            Capital and SAMCorp.


-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                     Positions Held         Principal Occupation(s)
Name and Address     With the Company       During the Past Five Years
----------------     ----------------       --------------------------

James J. Stokowski   Vice President,        Vice President, the Adviser.
101 Huntington       Treasurer and Chief
Avenue               Accounting Officer
Boston, MA  02199
November 1946

Thomas H. Connors    Vice President and     Vice President and Compliance
101 Huntington       Compliance Officer     Officer, the Adviser; Vice
Avenue                                      President, John Hancock Funds.
Boston, MA  02199
September 1959


-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.


The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford, a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                  Total Compensation from all
                         Aggregate Compensation   Funds in John Hancock Fund
Trustees                 from the Fund (1)        Complex to Trustees (2)
--------                 -----------------        -----------------------
James F. Carlin                     $                        $ 72,000
William H. Cunningham*                                         72,100
Ronald R. Dion*                                                72,000
Charles L. Ladner                                              75,100
Steven R. Pruchansky*                                          75,000
Norman H. Smith*                                               78,000
John P. Toolan*                                                70,250
                                                            ---------
Total                                                       $514,450

      (1)   Compensation is for the fiscal year ended February 28, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

      (*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


As of April 2, 2001, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
Name and Address of Shareholder  Class of      Percentage of Total Outstanding
                                 shares        Shares
--------------------------------------------------------------------------------
J.P. Chemical Co., Inc.          A             6.79%
101 Emerson Road
Milford, NH

--------------------------------------------------------------------------------
Oberthur Card Systems Corp       A             9.60%
3150 E. Ana Street
Rancho Dominguez CA

--------------------------------------------------------------------------------
MLPF&S  for the Sole Benefit of  B             20.86%
its Customers
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville, FL

--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette        C             10.83%
 Securities Corp. Inc.
P.O. Box 2052
Jersey City NJ  07303

--------------------------------------------------------------------------------
MLPF&S  for the Sole Benefit of  C             9.55%
its Customers
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville, FL

--------------------------------------------------------------------------------
Dean Witter                      C             5.61%
Jill Cohen Revocable
P.O. Box 250
New York NY  10008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name and Address of Shareholder  Class of      Percentage of Total Outstanding
                                 shares        Shares
--------------------------------------------------------------------------------

Independence Investment          I             25.67%
Associates
53 State Street
Boston MA 02109-2809

--------------------------------------------------------------------------------
Independence Investment          I             18.89%
Associates

Employee Deferred Compensation
  Plan
53 State Street
Boston MA 02109-2809

--------------------------------------------------------------------------------

CG Enterprises EE Sal Savings    I             34.04%
Retirement Plan
12001 Guilford Road
Annapolis Junction MD 20701

--------------------------------------------------------------------------------
Liguori Publications Inc.        I             12.88%
1 Liguori Drive
Liguori, MO

--------------------------------------------------------------------------------
Auronra Electrionics Group       I             5.21%
401(k)
  Plan
The Cerplex Group, Inc.
111 Pacifica Drive
Suite 300 Irvine CA  92618

--------------------------------------------------------------------------------


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.


The Adviser has entered into a Sub-Advisory Agreement with Independence Investment LLC ("Independence"). Under the Sub-Advisory Agreement, the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's investment portfolio and furnishing the Fund with advice and recommendations with request to investments, investment policies and the purchase and sale of securities. Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                                 Annual Rate
---------------                                 -----------

First $500,000,000                              0.80%
Amount over $500,000,000                        0.75%

The advisory fees paid by the Fund are greater than those paid by most funds, but they are comparable to those paid by many investment companies with similar investment objectives and policies. The Adviser (not the Fund) pays a portion of its fee to the Subadviser at the rate of 55% of the advisory fee payable on the Fund's average daily net assets.


For the periods ended February 28, 1999, the Adviser waived the entire investment management fee for the Fund. For the fiscal year ended February 29, 2000 and February 28, 2001, the Fund paid the Adviser $21,113 and $ . The Subadviser waived all subadvisory fees for these periods.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund's average daily net assets at least until June 30, 2002. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Fund or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of the Fund, the Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is in effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid the Adviser $1,055, $2,447 and $ , respectively, for services under this agreement.


Personnel of the Adviser, Sub-Adviser, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal year ended February 29, 2000 and February 28, 2001 were $86,872 and $ and $36,652 and $ were retained by John Hancock Funds, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A, Class B and Class C shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended February 28, 2001, an aggregate of $ of distribution expenses or % of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended February 28, 2001, an aggregate of $ of distribution expenses or % of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans were approved by a majority of the voting securities of the Fund. The Plans amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended February 28, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:

                                      Expense Items
                                      -------------
                          Printing
                          and Mailing                               Interest,
                          of                           Expenses     Carrying or
                          Prospectuses Compensation    of John      Other
                          to new       to Selling      Hancock      Finance
              Advertising Shareholders Brokers         Funds        Charges
              ----------- ------------ -------         -----        -------

Class A       --          --           --              --           --
Class B       $           $            $               $            0
Class C       $           $            $               $


SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments for Class A, Class B and Class C shares are (1) the 12b-1 fees that are paid out of the funds' assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                      Sales charge                     First year
                      paid by         Maximum          service
                      investors       reallowance      fee (% of net  Maximum total
                      (% of offering  (% of offering   investment)    compensation (1)
Class A investments   price)          price)           (3)            (% of offering price)
-------------------   ------          ------           ---            ---------------------
Up to $49,999         5.00%           4.01%            0.25%          4.25%
$50,000 - $99,999     4.50%           3.51%            0.25%          3.75%
$100,000 - $249,999   3.50%           2.61%            0.25%          2.85%
$250,000 - $499,999   2.50%           1.86%            0.25%          2.10%
$500,000 - $999,999   2.00%           1.36%            0.25%          1.60%

Investments of
Class A shares of
$1 million or more
(4)
---
First $1M -
$4,999,999            --              0.75%            0.25%          1.00%
Next $1 - $5M above
that                  --              0.25%            0.25%          0.50% (2)
Next $1 or more
above that            --              0.00%            0.25%          0.25% (2)

                                                       First year
                                      Maximum          service fee
                                      reallowance      (% of net      Maximum total
                                      (% of offering   investment)    compensation (1)
Class B investments                   price)           (3)            (% of offering price)
-------------------                   ------           ---            ---------------------
All amounts           --              3.75%            0.25%          4.00%

                                                       First year
                                      Maximum          service fee
                                      reallowance      (% of net      Maximum total
                                      (% of offering   investment)    compensation (1)
Class C investments                   price)           (3)            (% of offering price)
-------------------                   -----            ---            ---------------------
Amounts purchase at
NAV                   --              0.75%            0.25%          1.00%
All other amounts     1.00%           1.75%            0.25%          2.00%

                                                       First year
                                      Maximum          service fee
                                      reallowance      (% of net      Maximum total
                                      (% of offering   investment)    compensation (1)
Class I investments                   price)           (3)            (% of offering price)
-------------------                   -----            ---            ---------------------
All amounts           --              0.00%            0.00%          0.00% (5)

(1) Reallowance percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.



NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:


o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.


o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o     Existing shareholders/retirement plans as of June 30, 1999.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                  CDSC Rate
      ---------------                                  ---------

      $1 to $4,999,999                                 1.00%
      Next $5 million to $9,999,999                    0.50%
      Amounts of $10 million and over                  0.25%


Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services formerly performed employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE
      401k).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors, with the following exception:

Combination Privilege. As explained in the Fund's Prospectus for Class I Shares, a Class I investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his current and prior investments in Class I shares of the Fund and Class I shares of any other John Hancock Fund, and/or in any of the series of the John Hancock Institutional Series Trust exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      oProceeds of 50 shares redeemed at $12 per shares (50 x 12)       $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                     (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend
        reinvestment)                                                   (120.00)
                                                                        -------
      oAmount subject to CDSC                                           $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.


* Redemption of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)


*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Between 59 1/2          Waived             Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B only)          annuity payments   annuity          annuity          annuity           value annually
                        (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Loans                   Waived             Waived           N/A              N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Hardships               Waived             Waived           Waived           N/A               N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
----------------------- ------------------ ---------------- ---------------- ----------------- ------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a retirement plan exchanges the plan's Class a account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers. Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and eleven series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B, Class C and Class I shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of February 28, 2001, the average annual total returns for Class A shares of the Fund for the 1 year and since commencement of operations on October 2, 1995 were % and %, respectively.

As of February 28, 2001, the average annual total return for Class B shares of the Fund for the 1 year and since commencement of operations on July 1, 1999 were % and %, respectively.

As of February 28, 2001, the average annual total return for Class C shares of the Fund for the 1 year and since commencement of operations on July 1, 1999 were % and % respectively.

As of February 28, 2001, the average annual total return for Class I shares of the Fund for the 1 year and since commencement of operations on July 1, 1999 were % and % respectively.


Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P =    a hypothetical initial investment of $1,000.
T =    average annual total return.
n =    number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A, Class B or Class C, this calculation assumes the maximum sales charge when incurred is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula: respectively.

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)


Where:

      a =  dividends and interest earned during the period.
      b =  net expenses accrued during the period.
      c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended on February 28, 1999 and February 29, 2000 and February 28, 2001, the Fund paid negotiated brokerage commissions in the amount of $5,371, $17,957 and $ , respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended February 28, 2001, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund did not execute any portfolio transactions with the Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund will pay Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account and 0.05% of the average daily net assets attributable to the Class I shares. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are _____________________, 200 Berkeley Street, Boston, Massachusetts 02116. _______________________ audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                                     PART C.


OTHER INFORMATION

Item. 23.   Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24.   Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item. 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article IX of the By-Laws of John Hancock Advisers, Inc. ("the Adviser") provide as follows:

"Section 9.01. Indemnity. Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the Corporation or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Equity Trust, John Hancock Investment

Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.



       Name and Principal                                               Positions and Offices
       ------------------                                               ---------------------
        Business Address           Positions and Offices                   with Registrant
        ----------------           ---------------------                   ---------------
                                      with Underwriter
                                      ----------------

Stephen L. Brown                   Director and Chairman                  Trustee and Chairman
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Maureen R. Ford                    Director, Vice Chairman,         Trustee, Vice Chairman, President
101 Huntington Avenue           President and Chief Executive          and Chief Executive Officer
Boston, Massachusetts                    Officer

Robert H. Watts                    Director, Executive Vice                  None
John Hancock Place                   President and Chief
P.O. Box 111                         Compliance Officer
Boston, Massachusetts

Richard A. Brown                   Senior Vice President and          Senior Vice President and
101 Huntington Avenue               Chief Financial Officer            Chief Financial Officer
Boston, Massachusetts                   and Treasurer

David A. King                              Director                          None
380 Stuart Street
Boston, Massachusetts

Susan S. Newton                    Senior Vice President                Senior Vice President, Chief
101 Huntington Avenue                  and Secretary                     Legal Oficer and Secretary
Boston, Massachusetts

Thomas E. Moloney                      Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                      C-4



       Name and Principal                                               Positions and Offices
       ------------------                                               ---------------------
        Business Address           Positions and Offices                  with Registrant
        ----------------           ---------------------                  ---------------
                                     With Underwriter
                                     ----------------

John M. DeCiccio                       Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

James V. Bowhers                      President                              None
101 Huntington Avenue
Boston, Massachusetts

Keith F. Hartstein              Executive Vice President                     None
101 Huntington Avenue
Boston, Massachusetts

Kathleen M. Graveline               Senior Vice President                    None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Peter F. Mawn                       Senior Vice President                    None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Karen F. Walsh                        Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                           Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Kristine McManus                      Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Connors                     Vice President                    Vice President and
101 Huntington Avenue                 and Compliance                    Compliance Officer
Boston, Massachusetts                 Officer

         (c)      None.

Item 28. Location of Accounts and Records.

         The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

          Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of April, 2001.

                                        JOHN HANCOCK INSTITUTIONAL SERIES TRUST


                                        By:            *
                                           -------------------------------------
                                           Stephen L. Brown
                                           Chairman and Trustee

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                        Title                               Date
        ---------                        -----                               ----

         *                          Chairman
-----------------------
Stephen L. Brown


         *
-----------------------             Trustee, Vice Chairman, President            April 25, 2001
Maureen R. Ford                     and Chief Executive Officer

         *
-----------------------             Senior Vice President
Richard A. Brown                    and Chief Financial Officer


/s/James J. Stokowski
------------------------
James J. Stokowski                  Vice President, Treasurer
                                    (Chief Accounting Officer)


          *                         Trustee
------------------------
James F. Carlin


          *                         Trustee
------------------------
William H. Cunningham


          *                         Trustee
------------------------
Ronald R. Dion


          *                         Trustee
------------------------
Charles L. Ladner

      Signature                        Title                          Date
      ---------                        -----                          ----


              *                     Trustee
------------------------
Steven R. Pruchansky

              *                     Trustee
------------------------
Norman H. Smith


              *                     Trustee
------------------------
John P. Toolan




*By:     /s/Susan S. Newton
         ------------------                                       April 25, 2001
         Susan S. Newton
         Attorney-in-Fact
         Powers of Attorney dated
         June 6, 2000 and
         February 27, 2001
         filed herewith.

Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Cash Reserve, Inc.                                  John Hancock Patriot Premium Dividend Fund II
John Hancock Current Interest                                    John Hancock Patriot Select Dividend Trust
John Hancock Institutional Series Trust                          John Hancock Series Trust
John Hancock Investment Trust                                    John Hancock Tax-Free Bond Trust


                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint SUSAN
S. NEWTON AND JAMES J. STOKOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 27th day of February, 2001.

                                          /s/Richard A. Brown
                                          -------------------
                                          Richard A. Brown
                                          Chief Financial Officer

State of Florida          )
------------------
                          )ss
COUNTY OF Dade            )
          ----

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 27th day of February, 2001.

                              /s/Sandra Henchy
                              ----------------
                              Notary Public

                              My Commission Expires:  September 12, 2001
                                                      ------------------

                       JOHN HANCOCK INSTITUTIONAL SERIES
                       ---------------------------------
                                INDEX TO EXHIBITS
                                -----------------

99.(a)          Amended and Restated Declaration of Trust dated
                June 6, 2000.####

99.(a).1 Amendment to the Declaration Trust: Change of Name of a Series of Shares: Small Capitalization Growth Fund to Focused Small Cap Growth Fund effective July 1, 2001.+

99.(b)          By laws.  Amended and Restated By-Laws dated
                November 19, 1996.*****

99.(c) Instruments Defining Rights of Securities Holders. See exhibits 99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Investment Management Contracts between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Berkeley Bond Fund, John Hancock Berkeley Sector Opportunity Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Berkeley Dividend Performers Fund, John Hancock Berkeley Global Bond Fund, John Hancock Berkeley Fundamental Value Fund, John Hancock Berkeley Overseas Growth Fund.*

99.(d).1 Sub-Investment Management Contracts among the Registrant on behalf of John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Balanced Fund, John Hancock Advisers, Inc., and Independence Investment Associates, Inc.*

99.(d).2 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Berkeley Dividend Performers Fund, John Hancock Advisers, Inc., and Sovereign Asset Management Corporation.*

99.(d).3 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Berkeley Fundamental Value Fund, John Hancock Advisers, Inc., and NM Capital
                Management, Inc.*

99.(d).4 Investment Management Contracts between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Independence Value Fund, John Hancock Independence Growth Fund, John Hancock Independence Balanced Fund, John Hancock Small Capitalization Equity Fund, and John Hancock Independence Medium Capitalization Fund.***

99.(d).5 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Independence Value Fund, John Hancock Independence Medium Capitalization Fund, and John Hancock Independence Growth Fund, John Hancock Advisers, Inc., and Independence Investment Associates, Inc.***

99.(d).6 Sub-Investment Management Contract between John Hancock Advisers and the Registrant on behalf of John Hancock International Equity Fund and Indocam dated January 1, 2000.###

99.(d).7        Reduction in management fees.###

99.(d).8 John Hancock Advisers International Limited waived a part of its fees as of January 1, 2000.###

99.(d).9 Terminating Sub-advisers Contract between John Hancock Institutional Series on behalf of John Hancock International Equity Fund, John Hancock Advisers and John Hancock Advisers International Limited dated March 1, 2000.###

99.(d).10       Interim Sub-Investment Management Contract among John Hancock
                International Equity Fund, Nicholas-Applegate and John Hancock
                Advisers, Inc. dated January 31, 2001.+

99.(d).11       Second Interim Sub-Investment Management Contract among John
                Hancock International Equity Fund, Nicholas-Applegate and John
                Hancock Advisers, Inc. dated December 14, 2000.+

99.(e) Underwriting Contracts. Distribution Agreement between the Registrant and John Hancock Funds, Inc. dated January 30, 1995.*

99.(e).1 Amendment to Distribution Agreement between the Registrant and John Hancock Funds, Inc. dated December 11, 1995.***

99.(f)          Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g) Custodian Agreements. Amended and Restated Master Custodian Agreement between John Hancock Mutual Funds for John Hancock International Equity Fund and State Street Bank and Trust Company dated March 9, 1999.*******

99.(g).1 Amended and Restated Master Custodian Agreement between John Hancock Mutual Funds for John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Value Fund, John Hancock Dividend Performers Fund, John Hancock Active Bond Fund, John Hancock Small Capitalization Growth Fund, John Hancock Independence Core Equity Fund II, John Hancock Independence Value Fund, John Hancock Independence Growth Fund, John Hancock Independence Medium Capitalization Fund and John Hancock Balanced Fund and Investors Bank and Trust Company dated
                March 9, 1999.*******

99.(h) Other Material Contracts. Transfer Agency and Service Agreement between the Registrant and John Hancock Signature Services, Inc. dated June 1, 1998.###

99.(h).1 Accounting and Legal Services Agreement between John Hancock Advisers, Inc. and Registrant as of January 1, 1996.****

99.(i)          Legal Opinion with respect to the Registrant.+

99.(j)          Other Opinions.

99.(k)          Omitted Financial Statements.  Not Applicable.

99.(l) Initial Capital Agreement Subscription agreement between Registrant and John Hancock Advisers, Inc. dated
                January 12, 1995.*

99.(m) Distribution Plans between the Registrant and John Hancock Funds for John Hancock Core Growth Fund Classes A, B and C dated
                July 1, 1999.#

99.(m).1 Distribution Plans between the Registrant and John Hancock Funds for John Hancock Core Value Fund Classes A, B and C dated July 1, 1999.#

99.(m).2 Rule 12b-1 Plans. John Hancock Independence Diversified Core Equity Fund II Class P Shares dated October 1, 1999.###

99.(m).3 Distribution Plans between the Registrant and John Hancock Funds for John Hancock Small Capitalization Growth Fund, Classes A, B, and C dated November 15, 2000.+

99.(n) Rule 18f-3 Plan. John Hancock Funds Class A, Class B, Class C and Class I Multiple Class Plan Pursuant to Rule 18f-3.#

99.(n).1 Rule 18f-3 John Hancock Funds Class P and Class I - multiple Class Plan pursuant to Rule 18f-3.###

99.(p) Code of Ethics-John Hancock Independence Investment Associates and Indocam International Investment Services, Inc.###

99.(p).1        Code of Ethics-John Hancock Advisors and each of the Funds.####

99.(p).2        Code of Ethics: Nicholas-Applegate.+

* Previously filed electronically with post-effective amendment number 1 (file nos. 811-8852 and 33-86102) on September 8, 1995, accession number 0000950135-95-001879.

** Previously filed electronically with post-effective amendment number 2 (file nos. 811-8852 and 33-86102) on September 25, 1995, accession number 0000950135-95-001978.

*** Previously filed electronically with post-effective amendment number 4 (file nos. 811-8852 and 33-86102) on January 5, 1996, accession number 0000950135-96-000075.

**** Previously filed electronically with post-effective amendment number 5 (file nos. 811-8852 and 33-86102) on June 24, 1996, accession number 0001010521-96-000102.

***** Previously Filed electronically with post-effective amendment number 7 file nos. 811-8852 and 33-86102) on April 30, 1997, accession number 0001010521-97-000281.

****** Previously filed electronically with post-effective amendment number 8 file nos. 811-8852 and 33-86102 on April 29, 1998, accession number 0001010521-98-000241.

*******  Previously filed electronically with post-effective amendment number
         9 (file nos. 811-8852 and 33-86102) on April 27, 1999, accession number 0001010521-99-000192.

# Previously filed electronically with post-effective amendment number 10 (file number 811-8852 and 33-86102) on July 28, 1999, accession number 0001010521-99-000251.

## Previously filed electronically with post-effective amendment number 11 (file number 811-8852 and 33-86102) on July 29, 1999, accession number 0001010521-99-000881.

### Previously filed electronically with post-effective amendment number 12 (file number 811-8852 and 33-86102) on July 29, 1999, accession number 0001010521-00-000250.

#### Previously filed electronically with post-effective amendment number 13 (file number 811-8852 and 33-86102) on June 27, 2000, accession number 0001010521-00-000333.

+        Filed herewith.

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